UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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The Walt Disney Company

# 2022

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

Letter to the Shareholders

JANUARY 19, 2022

Dear Fellow Shareholders,

The past year represented a period of significant growth for The Walt Disney Company on several fronts. Fiscal 2021 marked a year of successful leadership transitions, the advancement of our environmental and social efforts, the reopening of additional parks and experiences, and the continued execution of our direct-to-consumer (“DTC”) strategy. Having recently assumed the role as Chairman of the Board after serving as independent Lead Director since 2018, I am excited to continue working closely with my fellow Board members, our CEO Bob Chapek and our talented management team. We are proud of the dedication of the entire Disney team as we continue to navigate the uncertainties of the COVID-19 pandemic this past year, and look forward to continuing to deliver shareholder value, storytelling and creative experiences around the world.

Bob Iger stepped down from his role as Executive Chairman at the end of 2021. The impact Bob had during his time at the Company is difficult to overstate. During his tenure as CEO, Bob initiated the Company’s DTC efforts; expanded our geographic presence including opening our first theme park and resort in Mainland China; and furthered Disney’s rich history of storytelling through landmark acquisitions of Pixar, Marvel, Lucasfilm and 21st Century Fox. Bob carried the same level of dedication into his role as Executive Chairman, where he oversaw Disney’s creative endeavors, providing audiences with engaging stories and compelling characters. Alan Braverman, former General Counsel and Secretary, Zenia Mucha, former Chief Communications Officer, and Jayne Parker, former Chief Human Resources Officer, also retired during the past year. I want to thank each of these tremendous leaders for their years of continued service and contributions to Disney, and for their role as valued mentors to so many colleagues.

Last year, we were excited to announce that Amy Chang and Calvin McDonald joined the Disney Board as independent directors. Both Amy and Calvin bring a nuanced understanding of the power of combining technology and the consumer experience – Amy’s expertise includes technology to understand consumer trends and demands, and Calvin has deep experience with brand innovation and connecting with consumers across various digital channels. Their additional perspectives and experiences have already been valuable additions to the Board. We will continue to compose the Board of Directors with appropriate skills and experiences to oversee our strategy and stay ahead of the rapidly evolving media and entertainment landscape.

The Board is focused on the Company’s efforts to promote a long-term sustainable business and to maintain a workplace in which all employees and cast members feel welcomed and supported. In 2020, the Company established measurable environmental goals, which we aim to achieve by 2030, and enhanced our environmental, social and governance (“ESG”) reporting, including alignment with relevant Sustainability Accounting Standards Board guidelines. Beginning with our 2021 corporate social responsibility report, which will be published in 2022, we will share our progress against the 2030 goals. As part of our 2030 goals, the Company is committed to achieving net zero emissions for our direct operations (Scopes 1 and 2) by 2030, and is actively working to define a science-based reduction goal for our Scope 3 emissions footprint by the end of 2022.

In 2021, the Company launched the Reimagine Tomorrow Digital Hub, an outgrowth of the efforts of the Company’s CEO Diversity and Inclusion Council and Creative Inclusion Council, supporting efforts for improved diversity, equity and inclusion at Disney, and amplifying underrepresented voices. We also understand the importance of transparency of disclosure regarding the diversity of our workforce. In an effort to support this, we published our demographic data on our website and our EEO-1 report reflecting calendar 2019 and 2020 demographic data.

Engaging with our shareholders and sharing direct feedback with the Board is an invaluable practice. We are pleased with the positive support we’ve heard during engagements in 2021 regarding responsiveness to feedback on our executive compensation program and progress we have made on our sustainability reporting, diversity and inclusion efforts and succession planning. We look forward to continuing our dialogue with you, our shareholders, and incorporating your feedback into our discussions as we strive to grow Disney in a responsible and inclusive way.

Sincerely, SUSAN E. ARNOLD Chairman of the Board

Letter to the Shareholders

JANUARY 19, 2022

Dear Fellow Shareholders,

Looking back over the past year, I am incredibly proud of the work our management team, our business leads and our broader workforce delivered, executing our strategy and fulfilling our mission of entertaining, informing and inspiring people around the globe. During a time when the world is navigating an ever-changing set of challenges presented by the COVID-19 pandemic, we have continued to tell the world’s most original and enduring stories, connecting global audiences and guests to their favorite characters in a way that only Disney can.

In October 2020, we announced the reorganization of our media and entertainment businesses in an effort to accelerate our DTC strategy, which continues to be our top priority. We are extremely pleased with the success of our DTC services, which is a testament to our talented content and distribution teams and their ability to adapt to meet consumer needs.

Our parks, experiences and products business, which has been the most extensively impacted by the pandemic, showed improvement in fiscal 2021 driven by the reopening of our parks and resorts and investments in sophisticated technology and tools to expand our services. We have put into action many new guest-centric services and in fiscal 2021 were able to introduce exciting attractions that have been in development over the past several years. These developments, combined with the continued growth of our DTC offering, will further provide our guests and consumers with streamlined access to new, immersive storytelling experiences. At the same time, ESPN continues to lead the way with innovative programming that brings audiences the sports they love in personalized and customized ways.

Our Board and senior management team are committed to operating Disney as a responsible corporate citizen. We are reducing the environmental impact of our offerings and operations by implementing sustainable design features across our physical footprint, working to transition to renewable and low carbon energy sources, investing in natural climate solutions and many more initiatives to support a more sustainable world. We have also furthered our commitment to diversity, equity and inclusion through our Reimagine Tomorrow endeavor. This past year, we established additional initiatives and programs to support an inclusive workplace for our employees and communities for our guests, but know there is more work to be done. We look forward to updating you on our progress in these areas.

I want to take a moment to acknowledge Bob Iger and his distinguished career at Disney. Bob has left an indelible mark on the Company, and his contributions will last for generations to come. I am excited to continue working with Susan Arnold, now in her new position as Chairman of the Board. Susan has been an extraordinary leader throughout her tenure on the Board, bringing deep experience and adept judgment across an impressive range of topics that have helped support our business and drive significant shareholder value.

Additionally, I am proud to welcome new members to our management team: Paul Richardson has joined us as Chief Human Resources Officer, Geoff Morrell will assume the newly created position of Chief Corporate Affairs Officer (effective January 24, 2022), and Horacio Gutierrez will be joining us February 1, 2022 as General Counsel. I look forward to collaborating with each of them as we strive to deliver unforgettable experiences and stories and drive long-term value for all Disney stakeholders. I also want to thank Alan Braverman, Zenia Mucha and Jayne Parker for their dedicated service to The Walt Disney Company.

I am more excited for the future of Disney today than I have been at any point during my 28 years here at the Company. Our talented management team’s steadfast commitment to the Company’s vision has allowed us to be a part of so many lives through the magic of storytelling, and our robust pipeline of content, including new films and series from Disney, Pixar, Marvel, Star Wars and National Geographic, lays the foundation for that to continue.

On behalf of the senior management team at Disney, we want to thank you for your continued support and commitment to the Company. We are excited about the many opportunities ahead for our businesses and employees, and look forward to creating even more magical experiences for our guests and consumers.

Sincerely, ROBERT A. CHAPEK Chief Executive Officer

Notice of 2022 Annual Meeting

The 2022 annual meeting of shareholders of The Walt Disney Company will be held:
WEDNESDAY, MARCH 9, 2022 10:00 A.M. PACIFIC TIME virtually at www.virtualshareholdermeeting.com/DIS2022

PROPOSAL	FOR MORE INFORMATION	BOARD RECOMMENDATION

Proposal 1: Election of the eleven nominees named in the proxy statement as Directors, each for a term of one year.	Page 72	For each nominee

Proposal 2: Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for fiscal 2022.	Page 73	For

Proposal 3: Consideration of an advisory vote to approve executive compensation.	Page 74	For

Proposal 4: Shareholder proposal, if properly presented at the meeting, requesting an annual report disclosing information regarding lobbying policies and activities.	Pages 75-76	Against

Proposal 5: Shareholder proposal, if properly presented at the meeting, requesting amendment of the Company’s governing documents to lower the stock ownership threshold to call a special meeting of shareholders.

	Pages 77-78	Against

Proposal 6: Shareholder proposal, if properly presented at the meeting, requesting a diligence report evaluating human rights impacts.	Pages 79-80	Against

Proposal 7: Shareholder proposal, if properly presented at the meeting, requesting a report on both median and adjusted pay gaps across race and gender.	Pages 81-82	Against

Proposal 8: Shareholder proposal, if properly presented at the meeting, requesting a workplace non-discrimination audit and report.	Pages 83-84	Against

Shareholders of record of The Walt Disney Company common stock (NYSE: DIS) at the close of business on January 10, 2022, are entitled to vote at the meeting and any postponements or adjournments of the meeting. A list of these shareholders is available at the offices of the Company in Burbank, California.

January 19, 2022

Burbank, California

Jolene E. Negre Associate General Counsel and Assistant Secretary

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on March 9, 2022

The proxy statement and annual report to shareholders and the means to vote by internet are available at www.ProxyVote.com/Disney.

Attendance at the Meeting

Register to attend the virtual meeting by visiting www.ProxyVote.com/Disney and selecting “Shareholder Meeting Registration.” To attend on the day of the meeting, you must be a shareholder on the record date. You will be able to attend the annual meeting as well as vote during the meeting by visiting www.virtualshareholdermeeting.com/DIS2022 and entering the 16-digit number included in your proxy card.

Participation in the meeting is limited due to the capacity of the host platform and access to the meeting will be accepted on a first come, first served basis once electronic entry begins. If you cannot attend the meeting, it will be webcast and available on our Investor Relations website. Electronic entry to the meeting will begin at 9:00 a.m. PT and the meeting will begin promptly at 10:00 a.m. PT. If you encounter difficulties accessing the virtual meeting, please call the technical support number that will be posted at www.virtualshareholdermeeting.com/DIS2022.

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AT THE VIRTUAL MEETING

See information regarding

Attendance at the Meeting.

Executive Compensation Program Structure — Objectives and Methods	34

Fiscal 2021 Compensation Decisions	38

Individual Compensation Decisions	41

Compensation Tables	47

Pay Ratio	65

Other Compensation Information	65

Compensation Committee Report	69

The Walt Disney Company (500 South Buena Vista Street, Burbank, California 91521) is providing you with this proxy statement relating to its 2022 Annual Meeting of Shareholders. We began mailing a notice on January 19, 2022 containing instructions on how to access this proxy statement and our annual report online, and we also began mailing a full set of the proxy materials to shareholders who had previously requested delivery of the materials in paper copy. References to the “Company”, “Disney”, “we” or “our” in this proxy statement refer to The Walt Disney Company and, as applicable, its consolidated subsidiaries. The Company’s website and social media feeds and the information contained or linked therein or otherwise connected thereto are not part of or incorporated by reference into this proxy statement.

THE WALT DISNEY COMPANY NOTICE OF 2022 ANNUAL MEETING AND PROXY STATEMENT          i

Proxy Summary

This summary highlights certain information in this proxy statement. As it is only a summary, please review the complete proxy statement and fiscal 2021 annual report before you vote.

Proxy Voting Roadmap

PROPOSAL	FOR MORE INFORMATION	BOARD RECOMMENDATION

Proposal 1: Election of Eleven Directors

The Board of Directors and the Governance and Nominating Committee believe that the eleven nominated directors encompass a range of talents, skills and expertise sufficient to provide sound and prudent guidance with respect to all of the Company’s operations and interests and the interests of the Company’s shareholders. The directors reflect the diversity of the Company’s shareholders, employees, customers, guests and communities.

	Page 72	For each nominee

SUSAN E. ARNOLD	MARY T. BARRA	SAFRA A. CATZ	AMY L. CHANG

ROBERT A. CHAPEK	FRANCIS A. DESOUZA	MICHAEL B.G. FROMAN	MARIA ELENA LAGOMASINO

CALVIN R. MCDONALD	MARK G. PARKER	DERICA W. RICE

Proposal 2: Ratification of Independent Accountants

The Board of Directors believes the continued retention of PricewaterhouseCoopers LLP is in the best interests of the Company and its shareholders. The Board of Directors is submitting the selection of PricewaterhouseCoopers LLP to our shareholders for ratification as a matter of good corporate practice.

	Page 73	For

Proposal 3: Advisory Resolution on Executive Compensation	Page 74	For

See Executive Compensation starting at page 31 for additional information.

* Target mix for fiscal 2021 compensation.

**  Target mix for fiscal 2021 compensation. Includes target compensation for all named executive officers other than Mr. Chapek and Mr. Iger. Mr. Iger’s target fiscal 2021 compensation was 91% performance-based and equity: 9% base salary, 33% target annual incentive, 29% stock options and 29% performance-based restricted stock units (“PBUs”).

For fiscal 2022, the Compensation Committee determined to increase PBUs to 50% of the overall long-term incentive grant value for the named executive officers other than the CEO and Executive Chairman, who already had 50% in the form of PBUs. This shift reflects a meaningful increase in at-risk compensation, as evidenced by the actual results realized with respect to recent PBU grants. For example, annual grant PBUs vesting in the last four years have resulted in below target payouts, 85%, 96%, 62% and 48%, for shares vesting in December 2018, 2019, 2020 and 2021, respectively. The 2017 extension PBU grant for Mr. Iger had a payout of 69% and the fiscal 2020 return on invested capital (“ROIC”) test resulted in 0% payout for the first annual performance period in respect of that award. The Committee believes this PBU structure strongly aligns pay and performance, which is underscored by the decision to further increase the weighting of PBUs for other NEOs.

THE WALT DISNEY COMPANY NOTICE OF 2022 ANNUAL MEETING AND PROXY STATEMENT          1

PROXY SUMMARY

PROPOSAL	FOR MORE INFORMATION	BOARD RECOMMENDATION

SHAREHOLDER PROPOSALS

Proposal 4: Shareholder proposal, if properly presented at the meeting, requesting an annual report disclosing information regarding lobbying policies and activities.	Pages 75-76	Against

Proposal 5:

Shareholder proposal, if properly presented at the meeting, requesting amendment of the Company’s governing documents to lower the stock ownership threshold to call a special meeting of shareholders.

	Pages 77-78	Against

Proposal 6: Shareholder proposal, if properly presented at the meeting, requesting a diligence report evaluating human rights impacts.	Pages 79-80	Against

Proposal 7: Shareholder proposal, if properly presented at the meeting, requesting a report on both median and adjusted pay gaps across race and gender.	Pages 81-82	Against

Proposal 8: Shareholder proposal, if properly presented at the meeting, requesting a workplace non-discrimination audit and report.	Pages 83-84	Against

Fiscal 2021 Overview

Fiscal 2021 was a year of transition for the Company marked by leadership succession; a reorganization of our media and entertainment businesses; and the ongoing recovery from the COVID-19 pandemic in both our media and entertainment and our parks, experiences and products businesses. Despite the continuing impact of the COVID-19 pandemic, the Company made meaningful progress on its long-term strategic initiatives and delivered strong shareholder value, all while supporting the health and safety of its employees, customers and communities.

Business and Performance

The Company focused on continuing to execute its long-term strategy to drive future growth while also devoting substantial energy in responding to the human and business impacts of the COVID-19 pandemic. While the disruption to our businesses caused by the COVID-19 pandemic continues to impact the Company’s operations, we have been resilient, as reflected in the Company’s strong financial performance in fiscal 2021. On a reported basis:

•	Revenue increased 3% to $67,418 million from $65,388 million in the prior year.

•	Diluted Earnings Per Share (“EPS”) from continuing operations for the year was income of $1.11, compared to a loss of $1.57 in the prior year.

•	Net income from continuing operations attributable to Disney increased to income of $2,024 million, compared to a loss of $2,832 million in the prior year.

•	Income from continuing operations before income taxes increased to income of $2,561 million from a loss of $1,743 million in the prior year.

•	Income from continuing operations before income taxes is the comparable GAAP measure to total segment operating income, which decreased 4% to $7,766 million from $8,108 million in the prior year.

The Compensation Committee has designed a compensation program that produces a strong pay and performance alignment. This was evidenced by the payouts in fiscal 2020, which resulted in a significant reduction in executive pay in the face of challenging Company performance due to the impact of the COVID-19 pandemic. This was also evidenced in fiscal 2021, for which payouts aligned with strong performance across many key financial, strategic, diversity and inclusion and other goals.

See Annex A for a discussion of how we define and calculate total segment operating income and a reconciliation of total segment operating income to the most directly comparable GAAP measure, income from continuing operations before income taxes. See our Annual Report on Form 10-K for more information on our fiscal 2021 performance.

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PROXY SUMMARY

The Company’s ten-year total shareholder return (“TSR”) outperformed the Standard & Poor’s (“S&P”) 500 by 192 percentage points.

Even in the face of the COVID-19 pandemic disruption, the Company has continued to significantly advance its transformative long-term strategic goals, including as shown below.

STRATEGICALLY EVOLVING TO MEET CONSUMER DEMANDS & DELIVERING CONSISTENT SHAREHOLDER VALUE

THE WALT DISNEY COMPANY NOTICE OF 2022 ANNUAL MEETING AND PROXY STATEMENT          3

PROXY SUMMARY

COVID-19 Response

Throughout these challenging times, the Company has continued to support its employees, customers and communities; responded to the associated business impacts; and developed protocols both for determining whether our businesses could resume operations and for responsible operations when they do resume. The key actions included:

•	Enhanced health and safety measures for our customers and workforce, including vaccination requirements

•	Enhanced health, wellness and family resources for our employees, including on-site vaccination stations

•	Support for our communities with community giving, including in-kind and cash support

•	Delivery of world-class content and experiences for our consumers through flexible and creative content distribution approaches

•	Enhanced Company Diversity, Equity and Inclusion (“DEI”) efforts through our Reimagine Tomorrow endeavor

Executive Leadership

In fiscal 2021, Mr. Chapek, as Chief Executive Officer, delivered strong performance given the unprecedented challenges resulting from the COVID-19 pandemic and meaningful shareholder value, driven by exceptional execution of the Company’s key strategic initiatives.

Since March 2020, Mr. Chapek has adeptly managed the significant disruption to the Company’s businesses resulting from the COVID-19 pandemic and guided the Company’s new management team leading our direct-to-consumer (“DTC”) efforts. In fiscal 2021, under Mr. Chapek’s leadership, the Company made significant progress on its long-term strategic plan with the following achievements:

•	Reorganized media and entertainment businesses to align with Mr. Chapek’s strategic goals of accelerating the DTC strategy and centralizing distribution and commercialization activities

•	Increased subscribers at Disney+, Hulu and ESPN+

•	Continued expansion of the Company’s DTC efforts internationally, launching DTC platforms in several key international markets

•	Took meaningful and innovative steps at our parks and experiences business while reopening our parks, including the development of Disney Genie and new Magic Key offerings

In fiscal 2021, Mr. Iger successfully directed the Company’s creative endeavors, which are the cornerstone of the Company’s strategy and fuel the continued growth and expansion of Disney+ and the Company’s other DTC platforms. This effort took on greater complexity with production delays impacting content creation as a result of the COVID-19 pandemic, a challenge Mr. Iger deftly managed. Under Mr. Iger’s leadership, the Company made significant progress on its creative initiatives that are essential to the success of the Company’s DTC and other distribution platforms. The Company created a pipeline across numerous franchises resulting from close creative collaboration between Disney’s content creators and Mr. Iger, released compelling original content for Disney+ and the Company’s other DTC platforms and created content for traditional theatrical releases and linear networks. Mr. Iger also nurtured a talented team of creative executives who will continue to lead these efforts under Mr. Chapek’s direction. As planned when he was named Executive Chairman in February 2020, Mr. Iger’s tenure as Executive Chairman ended on December 31, 2021, at the expiration of his employment agreement.

In fiscal 2021, our other NEOs also showed exceptional performance both in managing the Company in the face of new challenges resulting from the COVID-19 pandemic and in driving transformation of our businesses, building long-term value.

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PROXY SUMMARY

Board of Directors

The Board of Directors of The Walt Disney Company (the ‘‘Board’’) is currently composed of eleven talented directors with diverse skill sets and professional backgrounds, as reflected in their biographies in the section of this proxy statement titled “Corporate Governance and Board Matters – The Board of Directors.”

Board Diversity

Board Refreshment

Working closely with the full Board, the Governance and Nominating Committee develops criteria for open Board positions, taking into account the needs of the Board and Company at the time. During fiscal 2021, Amy Chang and Calvin McDonald joined the Board. Ms. Chang brings vast expertise in the tech industry as a veteran technology executive and Mr. McDonald has a wealth of experience in scaling brand-name retailers through innovation and finding new ways to connect with consumers across various channels. Effective as of December 31, 2021, Mr. Iger retired from the Board. The current term of office of all of the Company’s directors expires at the 2022 Annual Meeting. For more information regarding these matters and our corporate governance, see the section of this proxy statement titled “Corporate Governance and Board Matters.”

Board Oversight

In direct response to shareholder feedback, the Board has recently updated several aspects of its risk oversight. For more information regarding these matters, see the section of this proxy statement titled “Corporate Governance and Board Matters—The Board’s Role in Risk Oversight.” In particular, the current Chairman of the Board, Susan E. Arnold, is an independent Director. The Board has also specifically delegated oversight of certain risks to its committees. The Governance and Nominating Committee oversees the Company’s environmental, social and governance programs and reporting, including with respect to environmental and sustainability policies and initiatives. The Compensation Committee oversees the Company’s workforce equity matters. The Audit Committee oversees cybersecurity and data security risks and mitigation strategies. In addition, the Audit Committee reviews the Company’s policies and practices with respect to risk assessment and risk management.

THE WALT DISNEY COMPANY NOTICE OF 2022 ANNUAL MEETING AND PROXY STATEMENT          5

PROXY SUMMARY

Shareholder Engagement and Responsiveness

Below are overviews of the Company’s engagement process, feedback from investors and responsive Company actions.

Investor Engagement Process

During fiscal 2021, including following the 2021 Annual Meeting, members of management and the Board continued their strong level of engagement with shareholders. Our Investor Relations team engaged regularly throughout the 2021 calendar year with investors of all sizes from around the world. In addition to these regular conversations, our Investor Relations team also held two formal rounds of engagement sessions, which included Board members, in the winter/spring and the fall with top shareholders to hear and respond to feedback. The feedback gathered during these conversations helped inform the Board’s thinking, in particular, about compensation as well as other environmental, social and governance (“ESG”) practices and disclosure. Through our engagement conversations, we heard directly from many of our largest shareholders—including several that had previously expressed concerns with quantum and structure of our executive compensation program—that they were pleased with the cumulative changes to the executive compensation program over the years and supportive of the current structure of our program.

In calendar 2021, our Investor Relations team and/or the Board, including members of the Compensation Committee, spoke with 15 of our top 20 shareholders, including 9 of the top 10 shareholders, and contacted approximately 85% of our largest 50 shareholders, seeking input on compensation and governance matters. Throughout the year, we have reached out to a wide range of our shareholder base, representing over 46% of our total shares outstanding, to engage and collect feedback on these topics.

Even since our 2021 Annual Meeting in March 2021, we have contacted approximately 70% of our largest 50 shareholders to offer engagement with our management team (including Investor Relations) and Board.

CONTACTED ~85% OF OUR LARGEST 50 SHAREHOLDERS IN CALENDAR 2021

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PROXY SUMMARY

Commitment to Investor Engagement

In response to shareholder feedback, the Board has modified our CEO and NEO compensation structures, meaningfully reduced CEO pay quantum, enhanced the performance rigor in our incentives and enhanced our ESG reporting and oversight. Below we summarize feedback the Company received from investors and actions the Company took in response.

WHAT WE HEARD	WHAT WE DID

ESG Executive Leadership Enhance executive leadership of ESG by integrating ESG into overall corporate affairs.

2021

Dec. 2021: We created the role of Chief Corporate Affairs Officer, reporting to the CEO, to oversee corporate communications, global public policy, government relations, ESG and corporate social responsibility (“CSR”) functions and appointed Geoff Morrell, effective as of January 24, 2022. The Executive Vice President, CSR will report to both Mr. Morrell and Mr. Chapek.

Independent Chairman Chairman of the Board should be an independent director.	Dec. 2021: The Board elected Susan E. Arnold, an independent director, to serve as Chairman of the Board, effective December 31, 2021.
Cybersecurity Continue to provide strong cybersecurity oversight.	Dec. 2021: The Board memorialized the Audit Committee’s oversight of cybersecurity and data security risks in the Audit Committee’s charter.
Pay for Performance Increase PBU performance rigor. Increase PBUs as proportion of long-term incentive grants for non-CEO NEOs.

Nov. 2021: The Compensation Committee increased target payout for the relative TSR test of PBUs for all NEOs to the 55th percentile of S&P 500 companies for fiscal 2022.

Nov. 2021: The Compensation Committee set PBUs at 50% of overall long-term incentive grant value for all NEOs for fiscal 2022.

Expanded Diversity Disclosure Expand disclosures relating to workforce diversity.

Nov. 2021: The Company published our U.S. Employer Equal Opportunity (“EEO-1”) data for calendar years 2019 and 2020.

Sept. 2021: The Company launched the Reimagine Tomorrow Digital Hub and Diversity Dashboard.

Board ESG Oversight and Executive Leadership A Board committee should oversee the Company’s ESG efforts. Increase management resources for ESG programs.

Sept. 2021: The Board delegated oversight of ESG programs and reporting to the Governance and Nominating Committee.

Feb. 2021: We created the role of Executive Vice President, CSR, reporting directly to the CEO, and appointed Jennifer Cohen.

Sustainability Accounting Standards Board (“SASB”) Disclosures Consider SASB disclosures as a framework for reporting sustainability information.	Feb. 2021: We enhanced our transparency on several ESG areas of interest by publishing our first set of disclosures informed by the SASB framework in our annual CSR Report.
Provide EEO-1 Disclosure EEO-1 data should be disclosed.	Jan. 2021: The Company committed to publish our EEO-1 data for calendar years 2019 and 2020.
Reduce Overlapping Metrics Reduce overlapping metrics in short- and long-term incentive programs and consider adding a capital return measure to the long-term incentive program.	FY 2021: The Compensation Committee removed ROIC from annual bonus program; continued to use ROIC as a PBU metric in the long-term incentive program.

THE WALT DISNEY COMPANY NOTICE OF 2022 ANNUAL MEETING AND PROXY STATEMENT          7

PROXY SUMMARY

WHAT WE HEARD	WHAT WE DID

Align Annual Bonus Program with Strategic Business Direction and Incorporate ESG Metrics

Ensure financial metrics are motivating and measuring executives against the most applicable metrics to drive long-term shareholder value.

Incorporate diversity and inclusion metrics into annual bonus program.

FY 2021: The Compensation Committee removed adjusted EPS as a financial metric to better align with market practice and incorporated adjusted revenue as a financial metric to reflect the importance of driving new and existing revenue growth.

FY 2021: The Compensation Committee incorporated diversity and inclusion (e.g. representation, retention and content), which has the highest weighting among non-financial metrics, into the fiscal 2021 bonus plan.

Board Composition and Nomination Provide insight into the skills and experiences each Director brings to the Board in a matrix format.	FY 2021: Added a Director Skills and Experiences matrix to this proxy statement.

Environmental Goals Should commit to measurable environmental goals.

2020

Dec. 2020: Committed to measurable goals for 2030 across emissions, water, waste, materials and sustainable design to maintain accountability against our sustainability strategy. For more information on the Company’s environmental goals, see “Commitment to Sustainability.”

Board CSR Oversight A Board committee should have oversight over workforce equity matters.	Dec. 2020: The Board delegated oversight of workforce equity matters to the Compensation Committee.
Reduce Target CEO Compensation upon Succession New CEO compensation should be reset closer to peer median.	Feb. 2020: 15 days before our 2020 annual meeting, Bob Chapek succeeded Bob Iger as CEO and the Compensation Committee established Mr. Chapek’s CEO target pay, reducing the CEO target pay by 29% (or $10M) below the 25th percentile of media peers[1].

Reduce Pay Quantum

CEO overall compensation levels remain high.

Increases in CEO’s annual compensation going into effect after the closing of the Twenty-First Century Fox, Inc. (“TFCF”) transaction were too large.

2019

Dec. 2019: Reduced CEO overall compensation level by eliminating $5 million completion bonus.

Mar. 2019: Made several changes to annual compensation levels that reduced total annual target compensation by $13.5 million.

Enhance Performance Rigor CEO’s one-time performance-based equity award should have more rigorous performance criteria.

2018

Nov. 2018: Made several changes to one-time equity award to enhance rigor, including raising target performance to the 65th percentile and capping payouts. Future performance-based equity awards were also capped.

[1]	Based on media peer group (GOOG, AAPL, T, CMCSA, DISCA, NFLX, VIAC) excluding CEOs with de-minimis total target compensation (FB, AMZN).

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PROXY SUMMARY

Compensation Structure and Philosophy

The Compensation Committee firmly believes in pay for performance. In fiscal 2021, 90% or more of Mr. Chapek’s and Mr. Iger’s target annual total direct compensation was comprised of equity compensation and/or compensation dependent on the Company’s financial results and the performance of Disney stock, creating close alignment between incentives and shareholder value creation.

For fiscal 2022, target payout for the relative TSR test of PBUs for all NEOs is set at the 55th percentile of the S&P 500 companies. Additionally, in fiscal 2022, PBUs represent 50% of the overall long-term incentive grant value for all NEOs.

More detail regarding our strategic priorities and our performance metrics can be found in the section of this proxy statement titled “Executive Compensation – Compensation Discussion and Analysis.”

Shareholder Proposals

In this year’s proxy statement, you will find five shareholder proposals, as detailed above. The Board recommends that shareholders vote against all five shareholder proposals. Detailed information about these proposals, including the reasons for the Board’s recommendation against each proposal, can be found in the section of this proxy statement titled “Items to Be Voted On – Shareholder Proposals.”

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PROXY SUMMARY

Commitment to Diversity, Equity & Inclusion

The Company’s Reimagine Tomorrow endeavor furthers the Company’s longstanding commitment to diversity, equity and inclusion. This initiative is an outgrowth of the efforts and stewardship of the Company’s CEO Diversity and Inclusion Council and Creative Inclusion Council. Reimagine Tomorrow seeks to accelerate progress towards a diverse and inclusive workplace, leverage the Company’s resources to advance opportunities for diverse communities, amplify underrepresented voices and untold stories and champion the importance of representation in media and entertainment. The Company aims to achieve these goals in supporting our people, content, community and culture.

PEOPLE

Progressing towards a workforce reflective of the diverse markets we serve.

•  Black Talent Network promoted career opportunities and exposure to the Company’s leaders for Black U.S. Vice Presidents across the Company.

•  A DEI learning curriculum to prioritize inclusive practices throughout the hiring lifecycle for both talent acquisition and hiring leaders.

•  Executive Incubator Program, a two-year program with the goal to create a pipeline of next-generation creative executives, exposed 13 associates from diverse and varied perspectives to various aspects of the Disney General Entertainment business in fiscal 2021.

•  Disney on the Yard, a historically Black colleges and universities (“HBCU”) pipeline development initiative, has engaged nearly 800 HBCU students, 200 HBCU alumni and 600 employees to date since 2019. We have hired 113 HBCU professional interns, including 23 Disney United Negro College Fund scholars in fiscal 2021.

CONTENT

Championing a multitude of voices and perspectives to forge meaningful connections with our consumers, including reimagining the way we tell stories and who tells them.

•  Disney Launchpad Shorts Incubator program provided a platform for diverse writers and directors to create short films for Disney+. Its mission is to empower filmmakers from underrepresented backgrounds with diverse perspectives, expose them to the studio system and deliver up to six original, live-action shorts for initial exhibition on Disney+.

•  The Company’s film and television productions have continued to focus on diversity in creative roles in front of and behind the camera and strengthening inclusive storytelling with a diverse roster of actors and filmmakers and culturally relevant stories including: Shang-Chi and the Legend of the Ten Rings, The Wonder Years and Reservation Dogs.

•  The Onyx Collective, a new content brand on Hulu, curates a slate of entertainment by creators of color and underrepresented groups.

•  We assessed our content, products, and experiences for accurate representation under the advisement of a third-party council of experts from organizations including the African American Film Critics Association, Geena Davis Institute on Gender in Media, GLAAD Media Institute, Coalition of Asian Pacifics in Entertainment, IllumiNative, NALIP and RepectAbility.

•  Through The Stories Matter Initiative, the Company reviewed over 6,000 titles from our global library to determine appropriate advisories for content that includes negative depictions or mistreatment of people or cultures. We also launched an accompanying, consumer-facing, educational website for transparency that is available on our Company website.

•  The Africa Story Lab builds skills and provides on-set apprenticeships to Africa’s next generation of storytellers, particularly those from historically underrepresented groups.

•  Black Consumer Experience initiative, led by Mr. Chapek, continued our efforts across our various business units to deepen engagement with Black consumers, enhance consumer insights and strategic planning and drive accountability.

10          THE WALT DISNEY COMPANY NOTICE OF 2022 ANNUAL MEETING AND PROXY STATEMENT

PROXY SUMMARY

COMMUNITY

Using our resources to advance equality, access and economic opportunity for all.

•  In fiscal 2021, we aimed to direct more than 50% of our annual charitable giving to programs that serve Asian American, Pacific Islander, Black and African American, Hispanic and Latin, Native American and Indigenous and multicultural communities – as well as women, veterans, people with disabilities, and those who identify as LGBTQ+.[1]

•  The Company supported various organizations committed to advancing equality, access and economic opportunity, as provided in more detail in our Reimagine Tomorrow Digital Hub.

•  The Company was a founding sponsor of the groundbreaking industry incubator National Association of Latino Independent Producers (“NALIP”) Producers Pipeline Program, addressing the underrepresentation of Hispanic and Latin creatives in the entertainment industry.

•  The Company supported non-profit programs to expand access and opportunities for emerging and mid-career entertainment professionals with disabilities.

•  Through the Disney Dreamers Academy, approximately 100 Black high school students participated in a four-day learning experience at Walt Disney World.

•  Disney Tinker Lab supported learning through experimentation and story creation with digital media in schools in Latin America.

•  Marvel launched a three-year partnership with The Prince’s Trust charity offering mentorship for young people aged 16-30 from underserved and underrepresented backgrounds.

•  ESPN awarded more than $1 million of its youth sports grants to benefit Black youth in fiscal 2021.

•  The Company set a goal to spend at least $1 billion annually with diverse suppliers by 2024.

CULTURE

Creating an inclusive workplace through education and engagement efforts.

•  The Company sponsored over 90 Business Employee Resource Groups globally, representing 9 communities: Asian and Pacific Islander, Black and African American, people with disabilities, Hispanic and Latin, LGBTQ+, Multicultural, Native American and Indigenous, Veterans and Military and Women.

•  The Company hosted 10 virtual events through our Reimagine Tomorrow Conversation Series, a series designed to elicit meaningful and authentic dialogue on diversity, equity and inclusion issues with employees and internal and external experts to support and sustain our progress on inclusion; and Brave Conversations, a program to encourage discussions and empower leaders to address and provide a safe space for employees in response to current events.

•  500+ employees volunteered to serve as Belonging Advocates to instill greater inclusion in their work areas.

•  Our parks and resorts introduced a new Inclusion Key as one of the guiding principles for cast members, to better create a culture of belonging and demonstrate our deep commitment to making everyone who experiences Disney welcome. The Company also updated the policies that guide how our cast members show up to work to remain relevant in today’s workplace and enable cast members to better express their cultures and individuality at work.

•  Our focus on disability inclusion has built acumen and inclusive practices across our businesses, including training workshops, captioning, audio descriptions and accessible meeting protocols. Community engagement on over 150 consultations have impacted casting, storytelling and marketing of specific productions like Eternals and Everything’s Gonna Be Okay.

TRANSPARENCY & ACCOUNTABILITY

Making our intentions clear to our employees and the public.

•  The Company launched the Reimagine Tomorrow Digital Hub in September 2021, with the goal of providing greater transparency on our diversity, equity and inclusion commitments, efforts and progress. For more information, visit our Reimagine Tomorrow Digital Hub.

•  The Company published its EEO-1 data for calendar years 2019 and 2020.

•  The Company’s Compensation Committee determined that diversity and inclusion objectives have the highest weighting among the executive compensation bonus plan’s non-financial Other Performance Factors.

[1]

Charitable giving that we report includes grants specifically directed towards historically underrepresented and protected communities including Asian American, Pacific Islander, Black and African American, Hispanic and Latin, Native American and Indigenous, LGBTQ+, People with Disabilities, Veterans and Women. We also include grants to organizations where a percentage of their services reach underrepresented and protected communities. If the organization spends a majority of their efforts on these communities, we count the entire grant and if the organization does not spend a majority, we count a proration of the grant. For grants to these two types of organizations, we rely on their self-reported percentages regarding communities served. On a sample basis, we validate the percentages that are reported.

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PROXY SUMMARY

Commitment to Sustainability

The Company is committed to protecting the planet and delivering a positive environmental legacy for future generations as we operate and grow our businesses. We are committed to enhancing our sustainability practices and holding ourselves accountable to our environmental strategy and believe this aligns with our long-term strategy and commitment to being a responsible company. To that end, we have developed measurable goals for 2030, grounded in science and an assessment of where the Company’s operations have the most significant impact on the environment, as well as the areas where it can most effectively mitigate that impact. Our 2030 goals include achieving net zero greenhouse gas emissions for our direct operations (Scopes 1 and 2), producing or purchasing 100% zero carbon electricity for our direct operations and working to achieve zero waste to landfill at our wholly owned and operated parks and resorts. We also announced our intention to define a science-based reduction goal for the Company’s Scope 3 emissions footprint by the end of 2022. The complete set of our 2030 goals is available at our environmental sustainability website. Progress towards our 2030 goals, including qualitative updates and select quantitative measures, will be reported annually with Disney’s 2021 CSR report, which will be published in 2022.

Zero Emissions	Water and Oceans	Reducing Waste	Lower Impact Products	Building Sustainably

12          THE WALT DISNEY COMPANY NOTICE OF 2022 ANNUAL MEETING AND PROXY STATEMENT

Corporate Governance and Board Matters

Governing Documents

The Board has adopted Corporate Governance Guidelines, which set forth a flexible framework within which the Board, assisted by its committees, directs the affairs of the Company. The Guidelines address, among other things, the composition and functions of the Board, Director independence, stock ownership by and compensation of Directors, management succession and review, Board leadership, Board committees and selection of new Directors.

The Company has Standards of Business Conduct, which are applicable to all employees of the Company, including the principal executive officer, the principal financial officer and the principal accounting officer. The Board has a separate Code of Business Conduct and Ethics for Directors, which contains provisions specifically applicable to Directors.

Each committee of the Board is governed by a charter adopted by the Board.

The Corporate Governance Guidelines, the Standards of Business Conduct, the Code of Business Conduct and Ethics for Directors and each of the Audit, Compensation and Governance and Nominating Committee charters are available on the Company’s Investor Relations website under the “Corporate Governance” heading at www.disney.com/investors and in print to any shareholder who requests them from the Company’s Secretary. If the Company amends or waives the Code of Business Conduct and Ethics for Directors or the Standards of Business Conduct with respect to the principal executive officer, principal financial officer or principal accounting officer, it will post the amendment or waiver at the same location on its website.

The Board of Directors

The current members of the Board are set forth below under the section titled “Directors.” The Board met 6 times during fiscal 2021. Each Director attended at least 75% of the meetings of the Board and committees on which such Director served that occurred while such Director served on the Board or the committees. All then-serving directors attended the Company’s 2021 annual shareholder meeting. Under the Company’s Corporate Governance Guidelines, each Director is expected to dedicate sufficient time, energy and attention to ensure the diligent performance of such Director’s duties, including by attending meetings of the shareholders of the Company and meetings of the Board and committees of which such Director is a member.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Director Skills and Experience Matrix

The Directors offer a diverse range of skills and experiences relevant to the Board’s oversight role. The following table summarizes the key skills and experiences of each Director that our Board considered important in its decision to nominate or re-nominate that individual to our Board. Further details about each Director’s qualifications are set forth in their individual biographies.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Skills and Experience Definitions

Executive Management Experience

Experience as an executive member of corporate management

Finance and Accounting

High-level expertise in finance and accounting, such as those who have experience as an operating executive with responsibility for all or a portion of a company’s financial reporting, in the financial sector or private equity or as an audit committee member for publicly traded companies, or have an educational background or training in accounting or finance

Global Business Operations

Experience working in global markets and understanding the nuances of international business environments

Marketing and Brand Management

Experience supporting and enhancing corporate brand or deploying targeted marketing

Risk Management

Experience assessing risk and reviewing measures to address and mitigate material risks

Business Development, Mergers and Acquisitions (“M&A”) and Growth

Experience implementing organic and inorganic strategies, increasing revenue, building strategic partnerships to promote growth, identifying acquisition and business combination targets and analyzing cultural and strategic fit

ESG Experience

Experience in ESG initiatives and practices

Diversity

Enhances the overall representation on the Board of gender, ethnic, racial or cultural perspectives that reflect the diversity of the Company’s shareholders, employees, customers, guests and communities

Retail and Direct-to-Consumer Product Development

Expertise in the creation of new products or managing DTC product release

Technology and Innovation

Experience in technology-related business, technological functions or experience implementing innovative technological business strategies, as well as an understanding of emerging technology trends

Cyber Security

Experience in the development of technology and processes that protect the storage of information and maintain confidentiality

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CORPORATE GOVERNANCE AND BOARD MATTERS

Directors

Susan E. Arnold

FORMER OPERATING EXECUTIVE, THE CARLYLE GROUP

Age: 67 Director since: 2007 Committees: Governance and Nominating (Chair) Executive (Chair)

Experience:

2013–2021 Operating Executive, The Carlyle Group (a global investment firm)

2007–2009 President—Global Business Units, Procter & Gamble (a consumer goods company)

2006 Vice Chair of Beauty and Health, Procter & Gamble

2004–2006 Vice Chair of Beauty, Procter & Gamble

2002–2004 President, Global Personal Beauty Care and Global Feminine Care, Procter & Gamble

Former Public Company Directorships:

NBTY, Inc. (2013–2017)

McDonald’s Corporation (2008–2016)

Qualifications:

Ms. Arnold contributes to the mix of experience and qualifications the Board seeks to maintain through her experience as an executive of Procter & Gamble and her public company board experience. At Procter & Gamble, Ms. Arnold was a senior executive responsible for major consumer brands in a large, complex retail and global brand management company. As a result of this experience, Ms. Arnold brings to our Board in-depth knowledge of brand management and marketing, environmental sustainability, product and business development, international consumer markets, finance and executive and risk management, including executive compensation and management leadership. Ms. Arnold is also our longest tenured member of the Board, bringing continuity to balance Board refreshment.

Mary T. Barra

CHAIR AND CHIEF EXECUTIVE OFFICER, GENERAL MOTORS COMPANY

Age: 60 Director since: 2017 Committees: Compensation

Experience:

2016–Present Chair and Chief Executive Officer, General Motors Company (an automotive manufacturing company)

2014–2016      Chief Executive Officer, General Motors Company

2013–2014      Executive Vice President, Global Product Development,
     Purchasing and Supply Chain, General Motors Company

2011–2013      Senior Vice President, Global Product Development, General Motors Company

2009–2011      Vice President, Global Human Resources, General Motors Company

2008–2009      Vice President, Global Manufacturing Engineering, General Motors Company

Other Public Company Directorships:

General Motors Company (2014–Present)

Former Public Company Directorships:

General Dynamics Corporation (2011–2017)

Qualifications:

Ms. Barra contributes to the mix of experience and qualifications the Board seeks to maintain through her experience as a leader of the General Motors Company and her public company board experience. In her roles at General Motors, Ms. Barra has been responsible for overseeing and managing executive teams and a sizeable worldwide work force, with an emphasis on development and marketing of technology-based consumer-facing products and on human resources. In addition, Ms. Barra is chair of the Business Roundtable. As a result of this experience, Ms. Barra brings to our Board experience in ESG thought leadership and an understanding of worldwide consumer markets, brand management, changing technology and the challenges and risks facing large public companies with complex global retail operations, as well as business development and finance and accounting.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Safra A. Catz

CHIEF EXECUTIVE OFFICER, ORACLE CORPORATION

Age: 60 Director since: 2018 Committees: Audit (Chair)

Experience:

2014–Present Chief Executive Officer, Oracle Corporation (a computer technology corporation)

2011–2014       President and Chief Financial Officer, Oracle Corporation

2008–2011       President, Oracle Corporation

2005–2008       President and Chief Financial Officer, Oracle Corporation

2004–2005       President, Oracle Corporation

1999–2004       Various positions, Oracle Corporation

Other Public Company Directorships:

Oracle Corporation (2001–Present)

Former Public Company Directorships:

HSBC Holdings (2008–2015)

Qualifications:

Ms. Catz contributes to the mix of experience and qualifications the Board seeks to maintain through her experience as both a chief executive and chief financial officer of Oracle Corporation. At Oracle, Ms. Catz has been responsible for leadership of a complex, global technology company, with an emphasis on acquisition strategy and integration of acquired companies, and also led Oracle’s financial function, which has a complexity and breadth comparable to that of the Company. In addition, she is a member of the Business Roundtable. As a result of this experience, Ms. Catz brings to our Board valuable insights regarding the management of a complex, global organization and related risks with particular insights in acquisitions, experience in a wide range of financial and accounting matters, brand management, experience in ESG thought leadership and an understanding of the rapidly changing technological landscape that affects our businesses, including the protection of electronically stored data.

Amy L. Chang

FORMER EXECUTIVE VICE PRESIDENT, CISCO SYSTEMS, INC.

Age: 45 Director since: 2021 Committees: Governance and Nominating

Experience:

2018–2020 Executive Vice President and General Manager, Collaboration, Cisco Systems, Inc. (a networking hardware company)

2013–2018 Founder and Chief Executive Officer, Accompany, Inc. (a relationship intelligence platform company)

2005–2012 Global Head of Product, Google Ads Measurement; various additional positions,
Google, Inc. (a technology company)

Other Public Company Directorships:

Margeta, Inc. (2021–Present)

Procter & Gamble (2017–Present)

Former Public Company Directorships:

Cisco Systems, Inc. (2016–2018)

Splunk, Inc. (2015–2017)

Qualifications:

Ms. Chang contributes to the mix of experience and qualifications the Board seeks to maintain through her experience as a former executive vice president at Cisco Systems, Inc. and her experience on other public company boards. In her roles at various technology companies, Ms. Chang has led product teams, developed and implemented business strategies and overseen growth of technology business. Through her experience, Ms. Chang provides our Board with an understanding of emerging technology trends and cybersecurity processes, as well as experience in implementing innovative technological business strategies, brand management and global business operations. By serving on other public company boards, she also contributes important insight and guidance to the Board regarding its responsibilities, as well as best practices in corporate governance, ESG initiatives and risk management.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Robert A. Chapek

CHIEF EXECUTIVE OFFICER, THE WALT DISNEY COMPANY

Age: 62 Director since: 2020 Committees: Executive

Experience:

2020–Present Chief Executive Officer, The Walt Disney Company

2018–2020      Chairman of Disney Parks, Experiences and Products, The Walt Disney Company

2015–2018      Chairman, Walt Disney Parks and Resorts, The Walt Disney Company

2011–2015      President, Disney Consumer Products, The Walt Disney Company

2009–2011      President, Distribution, Walt Disney Studios, The Walt Disney Company

1993–2009      Various positions, The Walt Disney Company

Qualifications:

Mr. Chapek contributes to the mix of experience and qualifications the Board seeks to maintain through his years of leadership experience and his role as Chief Executive Officer of The Walt Disney Company. Mr. Chapek’s nearly 30 years at the Company have been marked by growth and transformation. Mr. Chapek has successfully implemented groundbreaking business models and identified new revenue streams to achieve business objectives and sustain long-term growth. As a result of this experience, Mr. Chapek brings to our Board valuable insights regarding the management of a complex, global organization with particular insights in global consumer products operations, film content distribution strategies, and complex development projects across Disney Parks, as well as experience in managing risks, ESG initiatives and implementing innovative technological business strategies. The Company has agreed in Mr. Chapek’s employment agreement to nominate him for reelection as a member of the Board at the expiration of each term of office during the term of the agreement, and he has agreed to continue to serve on the Board if elected.

Francis A. deSouza

PRESIDENT AND CHIEF EXECUTIVE OFFICER, ILLUMINA, INC.

Age: 51 Director since: 2018 Committees: Audit

Experience:

2016–Present President and Chief Executive Officer, Illumina, Inc. (a biotechnology company)

2013–2016      President, Illumina, Inc.

2011–2013      President, Products and Services, Symantec Corporation (a cybersecurity company)

2009–2011      Senior Vice President, Enterprise Security Group, Symantec Corporation

PRIOR       Founder of various technology businesses

Other Public Company Directorships:

Illumina, Inc. (2014–Present)

Former Public Company Directorships:

Citrix Systems, Inc. (2014–2016)

Qualifications:

Mr. deSouza contributes to the mix of experience and qualifications the Board seeks to maintain through his experience as chief executive officer of Illumina, Inc. and his prior experience at Symantec Corporation and other technology companies. At Illumina, Symantec, and the other companies where he has worked, Mr. deSouza has overseen growth and maturation of technology businesses and gained in-depth experience in the management of technology-oriented businesses, including cybersecurity businesses, and products. As a result of this experience, Mr. deSouza brings to our Board an understanding of the risks and opportunities involved in the development of diverse and changing businesses and extensive insight into technological developments that affect our business, including cybersecurity matters, and knowledge of brand management, international business operations, finance and accounting and ESG practices.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Michael B. G. Froman

VICE CHAIRMAN AND PRESIDENT, STRATEGIC GROWTH, MASTERCARD INCORPORATED

Age: 59 Director since: 2018 Committees: Governance and Nominating

Experience:

2018–Present Vice Chairman and President, Strategic Growth, Mastercard Incorporated (a financial services company)

2013–2017      United States Trade Representative, Executive Office of the President

2009–2013      Assistant to the President and Deputy National Security Advisor
     for International Economic Policy, Executive Office of the President

1999–2009      Various positions (including Chief Executive Officer of CitiInsurance and
     Chief Operating Officer of alternative investments business), Citigroup (an investment banking company)

Qualifications:

Mr. Froman contributes to the mix of experience and qualifications the Board seeks to maintain through his experience in international affairs in both the public and private sector, his background in finance, and his experience in managing large and complex global businesses, with an emphasis on strategic growth. In addition, he is a Distinguished Fellow of the Council on Foreign Relations. As a result, he brings to our Board extensive knowledge of the international markets in which we participate, factors affecting international trade, finance, executive and brand management, balancing risks and opportunities in a dynamic marketplace and managing and implementing ESG policies, all of which support our strategic focus on innovation in changing markets and global growth.

Maria Elena Lagomasino

CHIEF EXECUTIVE OFFICER AND MANAGING PARTNER, WE FAMILY OFFICES

Age: 72 Director since: 2015 Committees: Governance and Nominating Compensation (Chair)

Experience:

2013–Present Chief Executive Officer and Managing Partner, WE Family Offices (an office serving high-net    worth families)

2005–2012      Chief Executive Officer, Genspring Family Offices, LLC, an affiliate of Suntrust Banks, Inc.

2001–2005      Chairman and Chief Executive Office, JP Morgan Private Bank, a division of JP
     Morgan Chase & Co. (an investment banking company)

1983–2001      Various positions (most recently Managing Director,
     Global Private Banking Group), The Chase Manhattan Bank

Other Public Company Directorships:

The Coca-Cola Company (2008–Present)

Former Public Company Directorships:

Avon Products, Inc. (2001–2016)

Trustee of the National Geographic Society (2007–2015)

Qualifications:

Ms. Lagomasino contributes to the mix of experience and qualifications the Board seeks to maintain through her experience in leading a variety of firms in the wealth management industry and her experience on public company boards. In addition, she is a member of the Council on Foreign Relations and is the founder of the Institute for the Fiduciary Standard. In leading firms in the wealth management industry, she has gained a deep understanding of finance, investment and capital markets and experience in leading complex organizations and in evaluating the strategies of businesses in a variety of industries with varying size and complexity. Her experience at JP Morgan Private Bank included management of that firm’s international operations and this experience contributes an understanding of conducting business internationally, particularly in Latin America. Through her service on public company boards, she brings to our Board extensive experience with and a keen understanding of business development, global brands, ESG practices and risk management, as well as her ability to use her experience in providing insight and guidance in overseeing executive management, including executive compensation.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Calvin R. McDonald

CHIEF EXECUTIVE OFFICER, LULULEMON ATHLETICA INC.

Age: 50 Director since: 2021 Committees: Compensation

Experience:

2018–Present Chief Executive Officer, lululemon athletica inc. (an athletic apparel company)

2013–2018       President and Chief Executive Officer, Sephora Americas, a division of the LVMH group of luxury brands

2011–2013       President and Chief Executive Officer, Sears Canada (a department store company)

Other Public Company Directorships:

lululemon athletica inc. (2018–Present)

Former Public Company Directorships:

Sephora Americas (2013–2018)

Qualifications:

Mr. McDonald contributes to the mix of experience and qualifications the Board seeks to maintain through his experience as chief executive officer of lululemon athletica inc., and his extensive experience in helping large organizations scale, innovating how brands engage with customers and managing executive teams. As chief executive officer of lululemon athletica, he is responsible for the growth, development and consumer product operations of an international business. As a result of this experience, Mr. McDonald brings to our Board a deep understanding and knowledge of management leadership and executive management, including executive compensation, in addition to finance and accounting, risk management and ESG initiatives.

Mark G. Parker

EXECUTIVE CHAIRMAN, NIKE, INC.

Age: 66 Director since: 2016 Committees: Compensation

Experience:

2020–Present Executive Chairman, NIKE, Inc. (a footwear manufacturing company)

2006–2020       President and Chief Executive Officer, NIKE, Inc.

1979–2006       Various positions (including product research, design and development, marketing and brand management), NIKE, Inc.

Other Public Company Directorships:

NIKE, Inc. (2006–Present)

Qualifications:

Mr. Parker contributes to the mix of experience and qualifications the Board seeks to maintain through his experience in various positions at NIKE, Inc. Through this experience he has gained substantial insights in designing, producing and marketing consumer products and in managing major consumer brands sold throughout the world. At NIKE, Mr. Parker has also managed a complex, global organization and its growth and brings to our Board his knowledge and skills in financial and executive management, executive compensation and management leadership and an understanding of risk management and ESG practices.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Derica W. Rice

FORMER EXECUTIVE VICE PRESIDENT, CVS HEALTH CORPORATION

Age: 56 Director since: 2019 Committees: Audit

Experience:

2018–2020 Executive Vice President, CVS Health Corporation (a pharmacy company)

2018–2020 President, CVS Caremark, the pharmacy benefits management business of CVS Health Corporation

2006–2017 Chief Financial Officer and Executive Vice President of Global Services, Eli Lilly and Company (a pharmaceutical company)

2003–2006 Vice President and Controller, Eli Lilly and Company

1990–2005 Various Executive Positions, Eli Lilly and Company

Other Public Company Directorships:

The Carlyle Group Inc. (2021–Present)

Bristol-Myers Squibb Company (2020–Present)

Target Corporation (2007–2018); (2020–Present)

Qualifications:

Mr. Rice contributes to the mix of experience and qualifications the Board seeks to maintain through his experience in various positions at CVS Health Corporation and Eli Lilly and Company and his other public company board experience. Mr. Rice led the pharmacy benefits management business of CVS Health and had extensive experience in the business operations and financial function at Eli Lilly, including serving as Eli Lilly’s chief financial officer. As such, he brings practical knowledge of executive management of complex, worldwide businesses, brands, strategies and consumer products, and extensive experience in a wide range of financial and accounting matters, including management of worldwide financial operations, financial oversight, risk management and the alignment of financial and strategic initiatives. Through his service on other public company boards, he brings to our Board a broad understanding of ESG practices.

Board Leadership

The current Chairman of the Board, Susan E. Arnold, is an independent Director. The Company’s Corporate Governance Guidelines specify that the Chairman of the Board shall in the normal course be an independent Director, unless the Board determines that, in light of the circumstances then present when any such decision is made, a different structure would better serve the best interests of the shareholders. The Corporate Governance Guidelines also provide that the Board will disclose in each proxy statement the reasons for a different arrangement and appoint an independent Director as Lead Director with duties and responsibilities detailed in the Corporate Governance Guidelines.	Susan E. Arnold has been appointed as independent Chairman of the Board

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CORPORATE GOVERNANCE AND BOARD MATTERS

Fiscal 2021

From March 2012 through December 2021, Mr. Iger served as Chairman of the Board. In making Mr. Iger Chairman of the Board, the Board determined that doing so would promote a number of important objectives: it would add a substantial strategic perspective to the Chairman position and put in place an effective plan for the future transition of leadership while at the same time providing important continuity to Board leadership. In making these judgments, the Board took into account its evaluation of Mr. Iger’s performance as Chief Executive Officer and President and the strategic vision and perspective he would bring to the position of Chairman of the Board. The Board was uniformly of the view that Mr. Iger would provide excellent leadership of the Board in the performance of its duties and that naming him as Chairman of the Board would serve the best interests of shareholders. Mr. Iger served as Chairman of the Board and Executive Chairman through the end of the term of his employment agreement, December 31, 2021. Each year until the end of the term of Mr. Iger’s employment agreement, the independent members of the Board determined whether to elect Mr. Iger as Chairman of the Board in accordance with his employment agreement. In doing so, the Board considered whether Mr. Iger’s continuing to serve as both Chairman of the Board and Executive Chairman would be in the best interests of shareholders. Based on the past demonstrated success of this structure, both in terms of the functioning of the Board and the growth of the Company, and the continued benefits of retaining Mr. Iger’s strategic perspective in the position of Chairman of the Board through the term of his employment agreement, the Board concluded that Mr. Iger’s continuing service as Chairman of the Board remained in the best interests of shareholders.

At the time Mr. Iger became Chairman of the Board, the Board elected an independent Lead Director. The duties of the independent Lead Director were expanded in connection with the appointment of Mr. Iger as Chairman of the Board, and were further expanded in 2013 based on feedback from investors regarding Lead Director duties. Susan E. Arnold was elected independent Lead Director in March 2018 and annually thereafter until the Lead Director role was no longer required in December 2021. The duties of the Lead Director were as follows:

•	preside at all meetings of the Board at which the Chairman is not present, including executive sessions of independent or non-management Directors;

•	call meetings of the independent or non-management Directors;

•	serve as liaison between the Chairman and the independent and non-management Directors;

•	advise as to the scope, quality, quantity and timeliness of information sent to the Board;

•

in collaboration with the Chief Executive Officer and Chairman of the Board, and with input from other members of the Board, develop and have final authority to approve meeting agendas for the Board, including assurance that there is sufficient time for discussion of all agenda items;

•	organize and lead the Board’s annual evaluation of the Chief Executive Officer;

•	be responsible for leading the Board’s annual self-assessment;

•	be available for consultation and direct communication upon the reasonable request of major shareholders;

•	advise Committee Chairs with respect to agendas and information needs relating to Committee meetings;

•	provide advice with respect to the selection of Committee Chairs; and

•	perform such other duties as the Board may from time to time delegate to assist the Board in the fulfillment of its responsibilities.

Fiscal 2022

Effective December 31, 2021, Susan Arnold was appointed Chairman of the Board. Ms. Arnold is an independent Director and has a wealth of leadership experience and deep understanding of the Board from her experience as independent Lead Director of the Board from 2018 to 2021 and serving as a Director of the Board since 2007. The Board no longer has a Lead Director, given that the Chairman is now an independent Director. The duties of the Chairman are substantially similar to those of the independent Lead Director.

22          THE WALT DISNEY COMPANY NOTICE OF 2022 ANNUAL MEETING AND PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD MATTERS

Committees

The Board has four standing committees: Audit, Governance and Nominating, Compensation and Executive.

Audit Committee

Safra A. Catz (Chair) Francis A. deSouza Derica W. Rice	The functions of the Audit Committee are described below under the section titled “Audit-Related Matters—Audit Committee Report.” The Board memorialized the Committee’s oversight of cybersecurity and data security risks in the Committee’s charter. The Audit Committee met 8 times during fiscal 2021. All of the members of the Audit Committee are independent within the meaning of SEC regulations, the listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines. The Board has determined that each of Ms. Catz, Mr. deSouza and Mr. Rice is qualified as an audit committee financial expert within the meaning of SEC regulations and that they have accounting and related financial management expertise within the meaning of the listing standards of the New York Stock Exchange and that Mr. Froman, who served on the Committee through January 10, 2022, is financially literate within the meaning of the listing standards of the New York Stock Exchange. The Board has determined that Mr. Rice’s simultaneous service on the audit committees of more than three public companies will not impair his ability to effectively serve on the Audit Committee.

Governance and Nominating Committee

Susan E. Arnold (Chair) Amy L. Chang Michael B.G. Froman Maria Elena Lagomasino	The Governance and Nominating Committee is responsible for developing and implementing policies and practices relating to corporate governance, including reviewing and monitoring implementation of the Company’s Corporate Governance Guidelines. In addition, the Committee assists the Board in developing criteria for open Board positions, reviews background information on potential candidates and makes recommendations to the Board regarding such candidates. The Committee also reviews and approves transactions between the Company and Directors, executive officers, 5% or greater shareholders and their respective affiliates under the Company’s Related Person Transaction Approval Policy, supervises the Board’s annual review of Director independence and the Board’s annual self-evaluation, makes recommendations to the Board with respect to compensation of non-executive members of the Board, makes recommendations to the Board with respect to committee assignments, oversees the Board’s director education practices and reviews the Company’s political contributions activity and policy. In fiscal 2021, the Board delegated oversight of ESG matters to the Committee. The Committee met 5 times during fiscal 2021. All of the members of the Governance and Nominating Committee are independent within the meaning of the listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines. Mr. Froman joined the Committee during fiscal 2022.

Compensation Committee

Mary T. Barra Maria Elena Lagomasino (Chair) Calvin R. McDonald Mark G. Parker	The Compensation Committee is responsible for the review and approval of corporate goals and objectives relevant to the compensation of the Company’s Chief Executive Officer, evaluating the performance of the Chief Executive Officer and, either as a committee or together with the other independent members of the Board, determining and approving the compensation level for the Chief Executive Officer. The Committee is also responsible for making recommendations to the Board regarding the compensation of other executive officers and certain compensation plans, and the Board has delegated to the Committee the responsibility for approving these arrangements. The Committee may delegate specific tasks to subcommittees as it determines necessary or appropriate. In fiscal 2021, the Board delegated oversight of workforce equity matters to the Committee. Additional information on the roles and responsibilities of the Compensation Committee is provided under the heading “Compensation Discussion and Analysis,” below. The Committee met 7 times in fiscal 2021. All of the members of the Committee are independent within the meaning of SEC regulations, the listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Executive Committee

Susan E. Arnold (Chair) Robert A. Chapek	The Executive Committee serves primarily as a means for taking action requiring Board approval between regularly scheduled meetings of the Board. The Executive Committee is authorized to act for the full Board on matters other than those specifically reserved by Delaware law to the Board. In practice, the Committee rarely takes action and in fiscal 2021, the Executive Committee held no meetings. In fiscal 2022, upon Mr. Iger’s resignation, Mr. Chapek was appointed to the Committee.

The Board’s Role in Risk Oversight

As noted in the Company’s Corporate Governance Guidelines, the Board, acting directly or through committees, is responsible for “assessing major risk factors relating to the Company and its performance” and “reviewing measures to address and mitigate such risks.” In discharging this responsibility, the Board, either directly or through committees, assesses both (a) risks that relate to the key economic and market assumptions that inform the Company’s business plans (including significant transactions) and growth strategies, and (b) significant operational risks related to the conduct of the Company’s day-to-day operations.

Risks relating to the market and economic assumptions that inform the Company’s business plans and growth strategies are specifically addressed with respect to each business unit in connection with the Board’s review of the Company’s long-range plan. The Board also has the opportunity to address such risks at each Board meeting in connection with its regular review of significant business and financial developments. The Board reviews risks arising out of specific significant transactions when these transactions are presented to the Board for review or approval.

Significant operational risks that relate to ongoing business operations are the subject of regularly scheduled reports to either the full Board or one of its committees. The Board acting through the Audit Committee reviews as appropriate whether these reports cover the significant risks that the Company may then be facing.

Each of the Board’s committees addresses risks that fall within the committee’s areas of responsibility. The Audit Committee addresses general risks as well as risks arising out of financial planning and reporting, internal controls and information technology. The Audit Committee reserves time at each meeting for private sessions with the Chief Financial Officer, General Counsel, head of the internal audit department and outside auditors. The Compensation Committee addresses risks arising out of the Company’s executive compensation programs, as described in more detail in the section titled “Executive Compensation—Other Compensation Information—Risk Management Considerations” and workplace equity. The Governance and Nominating Committee addresses risks arising out of corporate governance, director compensation, investor engagement, political contributions and the Company’s ESG programs. The Governance and Nominating Committee annually reviews domestic political contribution activity as well as the procedures and controls related to political contributions. The operational risks periodically reviewed by committees are also reviewed by the entire Board when a committee or the Board determines this is appropriate.

The Board and Audit Committee receive reports on information technology risks, including cybersecurity and data security risks. Day-to-day management of data security is currently the responsibility of our Senior Vice President of Information Security and Risk Management, who works in close collaboration with our Executive Vice President of Enterprise Technology & Chief Information Officer. Both individuals hold senior executive positions and report directly to our Chief Financial Officer. Day-to-day management of our data privacy policies is currently overseen by our Senior Vice President, Global Public Policy, who reports directly to our General Counsel. The Audit Committee reviews cybersecurity and data security risks and mitigation strategies with the Chief Information Officer at least annually. In December 2021, the Board memorialized the Audit Committee’s oversight of cybersecurity and data security risks in the Audit Committee’s charter.

The independent Chairman promotes effective communication and consideration of matters presenting significant risks to the Company through her role in developing the Board’s meeting agendas, advising committee chairs, chairing meetings of the Board and facilitating communications between independent Directors and the Chief Executive Officer.

24          THE WALT DISNEY COMPANY NOTICE OF 2022 ANNUAL MEETING AND PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD MATTERS

Management Succession Planning

The Board considers the selection, retention and succession planning for the Chief Executive Officer of the Company to be its most important priority. The Board reserves time at every regularly scheduled Board meeting to meet in executive session without the Chief Executive Officer present during which it discusses management succession as appropriate. The Board also discusses management succession with the Chief Executive Officer present at least once each year, and more often as circumstances warrant. These discussions include evaluation of potential internal candidates for succession and focus on particular individuals as appropriate. In the course of these discussions, the Board identifies potential candidates and advises the Chief Executive Officer of the exposure these candidates should receive to maximize the ability of the Board to evaluate the candidates’ qualifications. The Board also evaluates the experience the candidates should gain to develop their ability to succeed.

At least once a year the Board discusses with management succession planning for executive officer positions. During fiscal 2021 each of Alan Braverman, Jayne Parker and Zenia Mucha notified the company of their intention to separate from the Company. Effective July 1, 2021, Paul Richardson was appointed Senior Executive Vice President and Chief Human Resources Officer. Geoff Morrell has been appointed, effective January 24, 2022, Chief Corporate Affairs Officer, a newly created position overseeing the Company’s corporate communications, government relations, global public policy, CSR and ESG functions. Effective February 1, 2022, Horacio Gutierrez has been appointed Senior Executive Vice President, General Counsel and Secretary.

Director Selection Process

Working closely with the full Board, the Governance and Nominating Committee develops criteria for open Board positions. Applying these criteria, the Committee considers candidates for Board membership suggested by Committee members, other Board members, management and shareholders. The Committee retains a third-party executive search firm to identify and review candidates, including to generate candidate pools consistent with the criteria below, upon request of the Committee from time to time.

Once the Committee has identified a prospective nominee — including prospective nominees recommended by shareholders — it determines whether to conduct a full evaluation. The Committee may request the third-party search firm to gather additional information about the prospective nominee’s background and experience and to report its findings. The Committee then evaluates the prospective nominee against the specific criteria that it has established for the position, as well as the standards and qualifications set out in the Company’s Corporate Governance Guidelines, including:

•	the ability of the prospective nominee to represent the interests of the shareholders of the Company;

•	the prospective nominee’s standards of integrity, commitment and independence of thought and judgment;

•

the prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of the duties of a Director, including by attending shareholder meetings and meetings of the Board and applicable committees, as specifically set out in the Company’s Corporate Governance Guidelines;

•	the extent to which the prospective nominee helps the Board meet the standards of independence as set forth below under the section “Director Independence”;

•	the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board;

•	the extent to which the prospective nominee helps the Board reflect the diversity of the Company’s shareholders, employees, customers and guests and the communities in which it operates; and

•	the willingness of the prospective nominee to meet the minimum equity interest holding guideline set out in the Company’s Corporate Governance Guidelines.

After completing this evaluation and an interview, the Committee makes a recommendation to the full Board, which makes the final determination whether to nominate or appoint the new director after considering the Committee’s report.

In selecting director nominees, the Board seeks to achieve a mix of members who together bring experience and personal backgrounds relevant to the Company’s strategic priorities and the scope and complexity of the Company’s business. For more information on the key skills and experiences that the Board considers important in selecting director nominees, see the section titled “The Board of Directors.” The current nominees’ qualifications set forth in their individual biographies under the section titled “Directors” sets out how each of the current nominees contributes to the mix of experience and qualifications the Board seeks.

THE WALT DISNEY COMPANY NOTICE OF 2022 ANNUAL MEETING AND PROXY STATEMENT          25

CORPORATE GOVERNANCE AND BOARD MATTERS

In making its recommendations with respect to the nomination for re-election of existing Directors at the annual shareholders meeting, the Committee assesses the composition of the Board at the time and considers the extent to which the Board continues to reflect the criteria set forth above.

During fiscal 2021, the Board appointed two new directors: Amy Chang and Calvin McDonald. Ms. Chang and Mr. McDonald were recommended by a third-party search firm. Mr. Iger also stepped down from the Board in fiscal 2022.

A shareholder who wishes to recommend a prospective nominee for the Board should notify the Company’s Secretary or any member of the Governance and Nominating Committee in writing with whatever supporting material the shareholder considers appropriate. The Governance and Nominating Committee will also consider whether to nominate any person nominated by a shareholder pursuant to the provisions of the Company’s Bylaws relating to shareholder nominations as described in the section “Other Information—Shareholder Communications” below.

Director Independence

The provisions of the Company’s Corporate Governance Guidelines regarding Director independence meet and in some respects exceed the listing standards of the New York Stock Exchange. The Corporate Governance Guidelines are available on the Company’s Investor Relations website under the “Corporate Governance” heading at www.disney.com/investors.

Pursuant to the Corporate Governance Guidelines, the Board undertook its annual review of Director independence in December 2021. During this review, the Board considered transactions and relationships between the Company and its subsidiaries and affiliates on the one hand, and on the other hand, Directors, immediate family members of Directors, or entities of which a Director or an immediate family member is an executive officer, general partner or significant equity holder. The Board also considered whether there were any transactions or relationships between any of these persons or entities and the Company’s executive officers or their affiliates. As provided in the Corporate Governance Guidelines, the purpose of this review was to determine whether any such relationships or transactions existed that were inconsistent with a determination that the Director is independent.

As a result of this review, the Board affirmatively determined that all of the Directors serving in fiscal 2021 or nominated for election at the 2022 Annual Meeting are independent of the Company and its management under the standards set forth in the Corporate Governance Guidelines, with the exception of Mr. Iger and Mr. Chapek. Mr. Iger and Mr. Chapek are considered inside Directors because of their employment as senior executives of the Company during the fiscal year. Additionally, Mr. Chapek’s son provided producer services to the Company in fiscal 2021, as discussed under the section titled “Certain Relationships and Related Person Transactions” below.

In determining the independence of each Director, the Board considered and deemed immaterial to the Directors’ independence transactions involving the sale of products and services in the ordinary course of business between the Company on the one hand, and on the other, companies or organizations at which some of our Directors or their immediate family members were officers or employees during fiscal 2021. In each case, the amount paid to or received from these companies or organizations in each of the last three years was below the 2% of total revenue threshold in the Corporate Governance Guidelines. The Board determined that none of the relationships it considered impaired the independence of the Directors.

26          THE WALT DISNEY COMPANY NOTICE OF 2022 ANNUAL MEETING AND PROXY STATEMENT

Director Compensation

Fiscal 2021

The elements of annual Director compensation for fiscal 2021 were as follows:

Annual Board retainer	$115,000

Annual committee retainer (except Executive Committee)[1]	$10,000

Annual Governance and Nominating Committee chair retainer[2]	$15,000

Annual Compensation Committee chair retainer[2]	$20,000

Annual Audit Committee chair retainer[2]	$25,000

Annual deferred stock unit grant	$190,000

Annual retainer for independent Lead Director[3]	$50,000

[1]	Per committee.

[2]	This is in addition to the annual committee retainer the Director receives for serving on the committee.

[3]	This is in addition to the annual Board retainer, committee fees and the annual deferred stock unit grant.

To encourage Directors to experience the Company’s products, services and entertainment offerings personally, each non-employee Director may receive Company products and services up to a maximum of $15,000 in fair market value per calendar year plus reimbursement of associated tax liabilities. Directors’ spouses, children and grandchildren may also participate in this benefit within each Director’s limit.

The Company reimburses Directors for the travel expenses of, or provides transportation on Company aircraft for, immediate family members of Directors if the family members are specifically invited to attend events for appropriate business purposes. Family members (including domestic partners) may accompany Directors traveling on Company aircraft for business purposes on a space-available basis.

Directors participate in the Company’s employee gift matching program on the same terms as senior executives. Under this program, the Company matches contributions of up to $50,000 per calendar year per Director to charitable and educational institutions meeting the Company’s criteria.

Directors who are also employees of the Company receive no additional compensation for service as a Director.

Under the Company’s Corporate Governance Guidelines, non-employee Director compensation is determined annually by the Board acting on the recommendation of the Governance and Nominating Committee. In formulating its recommendation, the Governance and Nominating Committee receives input from the third-party compensation consultant retained by the Compensation Committee regarding market practices for Director compensation.

THE WALT DISNEY COMPANY NOTICE OF 2022 ANNUAL MEETING AND PROXY STATEMENT          27

DIRECTOR COMPENSATION

Fiscal 2022 Updates

For fiscal 2022, the Board updated the following elements of annual director compensation to better align with market practices. Prior to this update, the Board had not increased its director compensation since 2018.

Annual Governance and Nominating Committee chair retainer[1]	$20,000

Annual Compensation Committee chair retainer[1]	$25,000

Annual Audit Committee chair retainer[1]	$27,500

Annual deferred stock unit grant	$240,000

Annual retainer for independent Lead Director[2,3]	$60,000

Annual retainer for independent Chairman[2,4]	$145,000

[1]	This is in addition to the annual committee retainer the Director receives for serving on the committee.

[2]	This is in addition to the annual Board retainer, committee fees and the annual deferred stock unit grant.

[3]	To be paid pro rata for service from October 3, 2021 through December 30, 2021.

[4]	To be paid pro rata for service starting December 31, 2021 through the remainder of fiscal 2022.

The Board increased the maximum amount of Company products and services a first-year non-employee Director may receive as part of the product familiarization benefits. For one year following their respective start date, each first-year non-employee Director may receive Company products and services up to a maximum of $25,000 in fair market value plus reimbursement of associated tax liabilities. After the first anniversary of their start date, such Directors will have an additional allowance of $15,000 prorated for balance of the remaining calendar year.

The Board also amended the Directors’ participation in the Company’s employee gift matching program to decrease the maximum amount of contributions matched by the Company from $50,000 to $20,000 per calendar year.

Director Compensation for Fiscal 2021

The following table sets forth compensation earned during fiscal 2021 by each person who served as a non-employee Director during the year.

	FEES EARNED OR PAID IN CASH	STOCK AWARDS	ALL OTHER COMPENSATION	TOTAL

Susan E. Arnold	$190,000	$189,607	$57,315	$436,922

Mary T. Barra	125,000	189,607	50,000	364,607

Safra A. Catz	150,000	189,607	50,215	389,822

Amy L. Chang	43,269	64,416	15,000	122,685

Francis A. deSouza	125,000	189,607	10,000	324,607

Michael B.G. Froman	125,000	189,607	69,335	383,942

Maria Elena Lagomasino	155,000	189,607	10,248	354,855

Calvin R. McDonald	43,269	64,416	—	107,685

Mark G. Parker	125,000	189,607	—	314,607

Derica W. Rice	125,027	189,607	50,049	364,683

28          THE WALT DISNEY COMPANY NOTICE OF 2022 ANNUAL MEETING AND PROXY STATEMENT

DIRECTOR COMPENSATION

Fees Earned or Paid in Cash. “Fees Earned or Paid in Cash” includes the annual Board retainer and annual committee and committee-chair retainers, whether paid currently or deferred by the Director to be paid in cash or shares after service ends. Directors are permitted to elect each year to receive all or part of their retainers in Disney stock and, whether paid in cash or stock, to defer all or part of their retainers until after service as a Director ends. Directors who elect to receive deferred compensation in cash receive a credit each quarter, and the balance in their deferred cash account earns interest at an annual rate equal to 120% of the Applicable Long-Term Federal Interest Rate, as determined from time to time by the United States Internal Revenue Service. For fiscal 2021, the average interest rate was 2.99%.

The following table sets forth the form of fees received by each Director who elected to receive any portion of the compensation in a form other than currently paid cash. The number of stock units awarded is equal to the dollar amount of fees accruing each quarter divided by the average over the last ten trading days of the quarter of the average of the high and low trading price for shares of Company common stock on each day in the ten-day period. Stock units distributed currently were accumulated throughout the year and distributed as shares following December 31, 2021.

	CASH		STOCK UNITS

	PAID CURRENTLY	DEFERRED	VALUE DISTRIBUTED CURRENTLY	VALUE DEFERRED	NUMBER OF UNITS

Mary T. Barra	—	—	—	$125,000	700

Safra A. Catz	—	—	$150,000	—	840

Francis A. deSouza	—	—	93,750	31,250	700

Michael B.G. Froman	—	—	125,000	—	700

Maria Elena Lagomasino	—	—	—	155,000	868

Calvin R. McDonald	—	—	43,269	—	246

Mark G. Parker	—	—	—	125,000	700

Derica W. Rice	—	—	—	125,027	700

Stock Awards. “Stock Awards” sets forth the market value of the deferred stock unit grants to Directors and the amount reported is equal to the market value of the Company’s common stock on the date of the award times the number of shares underlying the units. Units are awarded at the end of each quarter and the number of units is determined by dividing the amount payable with respect to the quarter by the average over the last ten trading days of the quarter of the average of the high and low trading price for shares of the Company common stock on each day in the ten-day period. Each Director other than Ms. Chang and Mr. McDonald was awarded 1,064 units in fiscal 2021. Ms. Chang and Mr. McDonald were each awarded 374 units in fiscal 2021.

Unless a Director elects to defer receipt of shares until after the Director’s service ends, shares with respect to annual deferred stock unit grants are normally distributed to the Director on the second anniversary of the award date, whether or not the Director is still a Director on the date of distribution.

At the end of any quarter in which dividends are distributed to shareholders, Directors receive additional stock units with a value (based on the average of the high and low trading prices of the Company common stock averaged over the last ten trading days of the quarter) equal to the amount of dividends they would have received on all stock units held by them at the end of the prior quarter. Shares with respect to these additional units are distributed when the underlying units are distributed. Units awarded in respect of dividends are included in the fair value of the stock units when the units are initially awarded and therefore are not included in the tables above, but they are included in the total units held at the end of the fiscal year in the table below.

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DIRECTOR COMPENSATION

The following table sets forth all stock units held by each non-management Director serving during fiscal 2021 as of the end of fiscal 2021. All stock units are fully vested when granted, but shares are distributed with respect to the units only later, as described above. Stock units in this table are included in the stock ownership table in the section of this proxy statement titled “Other Information – Stock Ownership” except to the extent they may have been distributed as shares and sold prior to the date of the stock ownership table.

STOCK UNITS

Susan E. Arnold	23,102

Mary T. Barra	9,934

Safra A. Catz	3,316

Amy L. Chang	374

Francis A. deSouza	3,838

Michael B.G. Froman	3,212

Maria Elena Lagomasino	15,926

Calvin R. McDonald	620

Mark G. Parker	14,654

Derica W. Rice	5,424

The Company’s Corporate Governance Guidelines encourage Directors to own, or acquire within three years of first becoming a Director, shares of common stock of the Company (including stock units received as Director compensation) having a market value of at least five times the amount of the annual Board retainer for the Director. Unless the Board exempts a Director, each Director is also required to retain stock representing no less than 50% of the after-tax value of exercised options and shares received upon distribution of deferred stock units until such Director meets the stock holding guideline described above.

Based on the holdings of units and shares on January 10, 2022, each currently serving Director complied with the minimum holding requirement on that date, except for Ms. Chang and Mr. McDonald, who have each served on the Board for less than three years.

All Other Compensation. “All Other Compensation” includes:

•

Reimbursement of tax liabilities associated with the product familiarization benefits. The value of the product familiarization benefits themselves and travel benefits are not included in the table as permitted by Securities and Exchange Commission (“SEC”) rules because the aggregate incremental cost to the Company of providing these benefits did not exceed $10,000 for any Director. The reimbursement of associated tax liabilities was $819 for Ms. Arnold, $215 for Ms. Catz, $4,335 for Mr. Froman, $10,248 for Ms. Lagomasino and $49 for Mr. Rice.

•	Interest earned on deferred cash compensation, which was less than $10,000 for each Director.

•

The matching charitable contribution of the Company, which was $50,000 for Ms. Arnold, $50,000 for Ms. Barra, $50,000 for Ms. Catz, $15,000 for Ms. Chang, $10,000 for Mr. deSouza, $65,000 for Mr. Froman and $50,000 for Mr. Rice. Matched amounts exceed $50,000 in a fiscal year if contributions for separate calendar years are made in the same fiscal year or if there were delays in processing earlier year matches.

30          THE WALT DISNEY COMPANY NOTICE OF 2022 ANNUAL MEETING AND PROXY STATEMENT

Executive Compensation

Letter from the Compensation Committee

Dear Fellow Shareholders,

Our fiscal 2021 executive compensation program, described in the section titled “Compensation Discussion and Analysis” that follows, is structured to closely align compensation to management’s performance and its execution against the Company’s long-term strategic goals and value creation for our shareholders. We are pleased by our performance in fiscal 2021 in addressing the ongoing impacts of the COVID-19 pandemic and in executing against the Company’s long-term strategies and awarded compensation accordingly. In addition, for fiscal 2021, the Committee developed the Other Performance Factors that increased emphasis on diversity and inclusion, which had the highest weighting among the Other Performance Factors.

Fiscal 2021 began with continued acute uncertainty regarding the duration and impacts of the COVID-19 pandemic. As the pandemic continues to cause disruption and uncertainty, the Company remains committed to acting responsibly for our employees and the communities we serve, including through health and safety measures at our parks, and augmented health benefit offerings for our employees.

At the same time, Bob Chapek led the Company in both navigating the significant economic and operational challenges presented by the pandemic and in reimagining the Company’s businesses. Building on the strong foundation established by former Executive Chairman, Bob Iger, Mr. Chapek led his leadership team to best position our Company in the face of rapidly changing patterns of media consumption. Mr. Chapek directed a significant increase in investment in content and the development of a distribution strategy to reach consumers with our growing content offerings. To further that end, he restructured the Disney media and entertainment businesses to support that strategy. At the parks, he oversaw the development of responsible protocols to enable guests to return to parks and cruises around the world and reconstituted the annual pass access programs and launched new technology-based products to enable guests to better navigate the parks and enhance their experience. These strategic actions have resulted in tangible shareholder value creation, with Disney’s total shareholder return outperforming the S&P 500 by 12 percentage points for fiscal 2021.

Mr. Iger, in his role as Executive Chairman, supported a smooth leadership transition and oversaw significant enhancements to our creative content, which is core to the Company’s success. Mr. Iger’s tenure as Executive Chairman ended on December 31, 2021, at the expiration of his employment agreement. We thank Mr. Iger for his leadership in the growth of the Company and his strategic vision. He created significant shareholder value over his tenure, including his more recent contributions as Executive Chairman, which resulted in a remarkable slate of content that will fuel Disney’s growth for years to come. We also welcome Susan Arnold to her new role as Chairman of the Board and look forward to continuing to work with her.

During fiscal 2021, including following our 2021 Annual Meeting, the Compensation Committee and the Company conducted extensive engagement with our investors to continue seeking input on our executive compensation practices, particularly as we continue to make leadership transitions. Throughout these discussions, our investors generally expressed support for our new CEO compensation structure and emphasized their continued focus on alignment of pay and performance. As a Board and Compensation Committee, we have heard and taken action in response to this feedback and are similarly focused on ensuring executive compensation is aligned with broader Company performance:

•	90% of CEO target compensation is variable or at risk based on Company and stock price performance

•	For fiscal 2022, 50% of target compensation for NEOs is PBUs, with target TSR payout at the 55th percentile of the S&P 500

We are pleased with the investor support we have heard during engagements following our 2021 Annual Meeting for the significant changes we have made to our CEO compensation structure in each of the last several years. The changes for fiscal 2022 incorporate the feedback we have received by increasing the performance-based component of compensation and the rigor of performance required to produce payouts. For more information on feedback from our investors and our responsive actions, see the section of the proxy statement titled “Proxy Summary—Shareholder Engagement and Responsiveness.”

We will continue to be responsive to our investors as we seek to maintain a highly performance-based executive compensation program that drives long-term value creation for our shareholders.

Sincerely,

MARY T. BARRA	MARIA ELENA LAGOMASINO (Chair)	CALVIN R. MCDONALD	MARK G. PARKER

THE WALT DISNEY COMPANY NOTICE OF 2022 ANNUAL MEETING AND PROXY STATEMENT          31

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction

This introduction highlights key considerations that guided compensation decisions this past fiscal year. Please review the complete proxy statement, including the complete Compensation Discussion and Analysis section, and fiscal 2021 annual report before you vote.

NAVIGATING THE OPPORTUNITIES AND CHALLENGES OF FISCAL 2021

We started fiscal year 2021 coming off one of the most challenging years in the history of The Walt Disney Company where the global pandemic effectively halted many of our businesses, including our theme park and production businesses. At the same time, we were also encouraged by the unprecedented success and growth of our DTC businesses, with Disney+ leading the way.

While we started the fiscal year optimistic about the future, we still faced many uncertainties, including the impact of the ongoing pandemic, the availability and uptake of vaccines, the return of live sporting events and the capability and government support to reopen our parks, theaters and productions safely, as well as the overall impact of the pandemic on our lives and the broader economy. Despite these challenges, in fiscal year 2021 the Company successfully reopened our parks and resorts and productions with enhanced health and safety measures, developed new content and achieved tremendous subscription growth across all of our DTC platforms (Disney+, Hulu and ESPN+). All the while, the Company also supported its employees, customers and communities and responded to the associated business impact of the global pandemic. Key actions taken include:

•

Enhanced health and safety measures for our customers and workforce. Developed reopening strategies, practices and robust tools, including vaccination requirements, and resources to implement science-based, responsible health and safety protocols for employees, guests and productions;

•

Enhanced health, wellness and family resources for our employees. Offered vaccine education and on-site vaccination stations, provided paid time-off for employees to get vaccinated, implemented a new flexible work policy, and continued to support employees on furlough by covering the full cost of health benefits;

•

Support for our communities. Provided in-kind and cash support in response to the COVID-19 pandemic to the communities in which we operate and where our employees and cast members live and work across the globe, including donations of personal protective equipment, food and consumables, and advertising time to raise awareness of food insecurity and health and safety protocols. Continued to address racial and social issues facing our employees and communities globally, which included charitable giving to programs serving underrepresented communities;

•

Delivery of world-class content and experiences. Continued to deliver content and experience for our consumers through flexible and creative content distribution approaches, including expanding releases on Disney+ and simultaneously releasing content at home; and

•

Enhanced Company DEI efforts. Continued to strengthen our DEI commitment through our Reimagine Tomorrow endeavor. For additional details, see the section titled “Proxy Summary – Commitment to Diversity, Equity & Inclusion.”

The Company is continuing to carefully monitor health and safety conditions and adapt guidelines as necessary to prioritize the safety of guests.

FISCAL 2021 PERFORMANCE HIGHLIGHTS

In fiscal 2021, as described in the preceding section and in more detail under “Individual Compensation Decisions” below, our NEOs, which are Mr. Chapek, Chief Executive Officer, Ms. McCarthy, Senior Executive Vice President and Chief Financial Officer, Mr. Iger, Executive Chairman, Mr. Braverman, Senior Executive Vice President, General Counsel and Secretary, Ms. Mucha, Senior Executive Vice President and Chief Communications Officer, and Ms. Parker, former Senior Executive Vice President and Chief Human Resources Officer, showed exceptional performance and leadership both in managing the Company in the face of the COVID-19 pandemic and in driving a transformation of our businesses, building long-term value. Despite the significant challenges, the Company’s businesses had exceptionally strong financial performance in fiscal 2021 against the measures approved by the Compensation Committee. In fiscal 2021, some of the key highlights included:

•	Successfully reopened all our parks across the world, while focusing on managing employee and guest health concerns;

•	Restructured our media and entertainment operations to evolve our traditional media distribution business to a DTC-led distribution model;

•	Drove nearly $2.0 billion in global box office, with our films being 5 of the top 10 domestic box office titles;

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32          THE WALT DISNEY COMPANY NOTICE OF 2022 ANNUAL MEETING AND PROXY STATEMENT

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•	Enhanced the Company’s diversity, equity and inclusion efforts focusing on transparency, representation, accountability, community, inclusive content and culture;

•	Successfully increased subscribers at Disney+, Hulu and ESPN+, while launching Disney+ in 35 new countries; and

•	Continued the successful integration of TFCF and Hulu.

The Compensation Committee has designed a compensation program that produces a strong pay and performance alignment. This was evidenced by the payouts in fiscal 2020, which resulted in a significant reduction in executive pay in the face of challenging Company performance due to the impact of the COVID-19 pandemic. This was also evidenced in fiscal 2021, for which payouts aligned with strong performance across many key financial, strategic, diversity and inclusion and other goals.

COMPENSATION PRACTICES

Executive Compensation Objectives and Methods: We have adopted an integrated approach to attract and retain high-caliber executives in a competitive market for talent, while ensuring we adhere to corporate governance best practices.

Shareholder engagement and responsiveness

Investor Relations and members of the Board regularly engage in investor outreach. See “Proxy Summary—Shareholder Engagement and Responsiveness” above for a summary of actions taken in response to shareholder feedback. With regard to executive compensation, the Compensation Committee has addressed shareholder concerns and made changes to compensation for fiscal 2021, including:

•   Maintaining the structure of 50% of the CEO’s equity award as performance-based restricted stock units, in response to feedback to prioritize pay for performance

•   Further incorporating diversity and inclusion metrics into NEO compensation, in response to feedback to reflect ESG priorities in compensation design

•   Removing ROIC as an annual bonus performance metric, in response to feedback to reduce overlapping metrics in short- and long-term incentive programs

Incentive plan ESG metrics	Fiscal 2021 bonus plan incorporates one of our priority ESG issues, diversity and inclusion (e.g. representation, retention and content), which has the highest weighting among non-financial metrics.

Equity retention guidelines	NEOs must hold a meaningful amount of the Company’s stock. The CEO must hold equity valued at five times his salary within five years of becoming CEO, while other named executive officers must hold equity valued at three times their salary within five years of becoming an executive officer.

Compensation at risk	A majority of NEO compensation is tied to either short- or long-term Company performance. For the CEO, 50% of his annual equity grants will be performance-based restricted stock units and 90% of his total target compensation is tied to performance and/or equity.

Annual risk assessment	Each year, the Compensation Committee’s compensation consultant completes a risk assessment of the Company’s compensation programs. Based on this assessment for fiscal 2021, the Compensation Committee determined that risks arising from the Company’s policies and practices are not reasonably likely to have a material adverse effect on the Company.

Clawback policy	The Board may recover or cancel any bonus or incentive payments in cases such as an executive’s misconduct resulting in either financial or reputational harm.

Disallow hedging and pledging	Board members, NEOs and all other section 16 filers are prohibited from hedging and pledging the Company’s securities.

No option re-pricing or cash buyouts	The Company does not allow re-pricing or cash buyouts of underwater stock options without shareholder approval.

No excise tax gross-ups	The Company does not provide excise tax gross-ups.

Independent compensation consultant	The Compensation Committee has retained a compensation consultant whose relationship with the Company was confirmed to be independent for fiscal 2021.

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EXECUTIVE COMPENSATION

CHANGES FOR FISCAL 2022

In November 2021, the Compensation Committee reviewed the long-term incentive program and determined to make the following changes for fiscal 2022 long-term incentive grants made in December 2021 to better align the interests of our executives with shareholders:

•

Increased performance-based restricted stock units from 30% to 50% of the overall long-term incentive grant value for the named executive officers other than the CEO and Executive Chairman, who already had 50% in the form of performance-based restricted stock units. The remaining value will be delivered 25% in time-vesting restricted stock units and 25% in stock options.

•

For the relative TSR test of the performance-based restricted stock units, the target payout will now require Disney’s TSR performance to be at the 55th percentile of the S&P 500 companies (increased from 50th percentile). In addition, the overall maximum payout for performance-based restricted stock units will be 200% of target (increased from 150%).

Executive Compensation Program Structure — Objectives and Methods

We design our executive compensation program to drive the creation of long-term shareholder value. We do this by tying compensation to the achievement of performance goals that promote the creation of shareholder value and by designing compensation to attract and retain high-caliber executives in a competitive market for talent. We aim to provide compensation opportunities that take into account compensation levels and practices of our peers. For a more detailed description of the peer groups we use for compensation purposes, see the discussion under the heading, “Peer Groups,” set forth below. Total direct compensation is comprised of a mix of variable and fixed compensation that is heavily weighted toward variable performance-based compensation. Our performance-based compensation includes a short-term annual performance-based bonus and longer-term equity awards that deliver value based on stock price performance and, in the case of performance-based stock units, whose vesting depends on meeting performance targets. The Company enters into employment agreements with our senior executives when the Compensation Committee determines that it is appropriate to attract or retain an executive or where an employment agreement is consistent with our practices with respect to other similarly situated executives.

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EXECUTIVE COMPENSATION

The following table sets forth the elements of total direct compensation in fiscal 2021 and the objectives and key features of each element:

OBJECTIVES AND KEY FEATURES

SALARY

Objectives:

The Compensation Committee sets salaries to reflect job responsibilities and to provide competitive fixed pay to balance performance-based risks.

Key Features:

•  Minimum salaries set in employment agreement

•  Committee discretion to adjust annually based on changes in experience, nature and responsibility of the position, competitive considerations and CEO recommendation (except in the case of the CEO and the Executive Chairman)

PERFORMANCE-BASED BONUS

Objectives:

The Compensation Committee structures the bonus program to incentivize performance at the high end of the financial performance measure ranges that it establishes each year. The Committee believes that incentivizing performance in this fashion will lead to long-term, sustainable gains in shareholder value.

Key Features:

•  Target bonus for each NEO set by the Committee early in the fiscal year in light of employment agreement provisions, competitive considerations, CEO recommendation (except targets for the CEO and the Executive Chairman) and other factors the Committee deems appropriate; bonus opportunity normally limited to 200% of target bonus

•  Payout on 70% of target determined by performance against financial performance ranges developed by the Committee early in the fiscal year

•  Payout on 30% of target determined by Company-wide Other Performance Factors and the Committee’s assessment of individual performance based both on other performance objectives and on CEO recommendation (except the payouts for the CEO and the Executive Chairman)

EQUITY AWARDS GENERALLY

Objectives:

The Compensation Committee structures equity awards to directly reward long-term gains in shareholder value. Equity awards carry vesting terms that extend up to four years and include performance units whose value depends on Company performance, including performance relative to the S&P 500. These awards provide incentives to create and sustain long-term growth in shareholder value.

Key Features:

•  Combined value of options, performance units and time-based units determined by the Committee in light of employment agreement provisions, competitive market conditions, evaluation of executive’s performance and CEO recommendation (except awards for the CEO and the Executive Chairman)

•  Allocation of annual awards for Executive Chairman (based on award value): 50% performance-based restricted stock units; 50% stock options

•  Allocation of annual awards for CEO (based on award value): 50% performance-based restricted stock units; 25% time-vesting restricted stock units; 25% stock options

•  For fiscal 2021, the allocation of annual awards for other NEOs (based on award value): 30% performance-based restricted stock units; 30% time-vesting restricted stock units; 40% stock options. For fiscal 2022, the allocation of annual awards will be: 50% performance-based restricted stock units; 25% time-vesting restricted stock units; 25% stock options

STOCK OPTION AWARDS

Key Features:

•  Exercise price equal to average of the high and low trading prices on day of award

•  Option re-pricing without shareholder approval is prohibited

•  Ten-year term

•  Vest one-third per year

ANNUAL PERFORMANCE-BASED RESTRICTED STOCK UNITS

Key Features:

•  Performance-based units reward executives only if specified financial performance measures are met

•  Subject to performance tests, units vest three years after grant date

•  Half of awards vest based on three-year cumulative TSR relative to the S&P 500; the other half vest based on three-year return on invested capital, comprised of three one-year performance periods. For fiscal 2021, awards included three measurement periods of one year each due to continued financial uncertainties. Awards as described in the section entitled “Compensation Tables — Fiscal 2021 Grants of Plan Based Awards Table”

•  Annual units awarded to executive officers are subject to the Section 162(m) test to the extent necessary and available to obtain tax deductibility by the Company of the payment

ANNUAL TIME-BASED RESTRICTED STOCK UNITS

Key Features:

•  One-third vests each year following grant date

•  Annual units awarded to executive officers are subject to Section 162(m) test to the extent necessary and available to obtain tax deductibility by the Company of the payments

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EXECUTIVE COMPENSATION

COMPENSATION AT RISK

The Compensation Committee believes that most of the compensation for NEOs should be at risk and tied to a combination of long-term and short-term Company performance. 90% of the Chief Executive Officer’s and 84% of the other NEOs’ (excluding Mr. Iger) fiscal 2021 annual target compensation is performance-based and/or equity compensation.

In establishing a mix of fixed to variable compensation, the composition of equity awards, target bonus levels, grant date equity award values and performance ranges, the Committee seeks to maintain its goal of making compensation overwhelmingly tied to performance, while also providing compensation opportunities that are competitive with alternatives available to the executive. In particular, the Committee expects that performance at the high-end of ranges will result in overall compensation that is sufficiently attractive relative to compensation available at successful competitors and that performance at the low-end of ranges will result in overall compensation that is less than that available from competitors with more successful performance.

In determining the mix between options and restricted stock units, the Committee also considers the number of shares required for each of these types of awards to deliver the appropriate value to executives.

The following charts show the percentage of the target total direct annual compensation for Mr. Chapek and all NEOs other than Mr. Chapek and Mr. Iger that varies with performance and equity versus being fixed with respect to fiscal 2021. Performance-based and equity compensation represents target performance-based bonus and equity awards while fixed compensation represents base salary.

* Target mix for fiscal 2021 compensation.

**   Target mix for fiscal 2021 compensation. Includes target compensation for all NEOs other than Mr. Chapek and Mr. Iger. Mr. Iger’s target fiscal 2021 compensation was 91% performance-based: 9% base salary, 33% target annual incentive, 29% stock options and 29% PBUs.

For fiscal 2022, the Compensation Committee determined to increase PBUs from 30% to 50% of the overall long-term incentive grant value for the named executive officers other than the CEO and Executive Chairman, who already had 50% in the form of PBUs. This shift reflects a meaningful increase in at-risk compensation, as evidenced by the actual results realized with respect to recent PBU grants. For example, annual grant PBUs vesting in the last four years have resulted in below target payouts, 85%, 96%, 62% and 48%, for shares vesting in December 2018, 2019, 2020 and 2021, respectively. The 2017 extension PBU grant for Mr. Iger had a payout of 69% and the fiscal 2020 ROIC test resulted in 0% payout for the first annual performance period in respect of that award. The Committee believes this PBU structure strongly aligns pay and performance, which is underscored by the decision to further increase the weighting of PBUs for other NEOs.

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COMPENSATION PROCESS

The following table outlines the process for determining annual compensation awards for NEOs:

SALARIES	PERFORMANCE-BASED BONUS

•   Annually at the end of the calendar year, the Chief Executive Officer recommends salaries for NEOs other than the Executive Chairman and himself for the following calendar year

•   Compensation Committee reviews proposed salary changes with input from its consultant (described under “Compensation Consultant”)

•   Committee determines annual salaries for all NEOs

•   Committee reviews determinations with the other non-management directors

•   Compensation Committee participates in regular Board review of operating plans and results and review of annual operating plan at the beginning of the fiscal year

•   Management recommends financial and other performance measures, weightings and ranges

•   Early in the fiscal year, the Committee reviews proposed performance measures and ranges with input from its consultant and develops performance measures and ranges that it believes establish appropriate goals

•   Chief Executive Officer recommends bonus targets for NEOs other than the Executive Chairman and himself

•   Early in the fiscal year, the Committee reviews bonus measure ranges with input from its consultant and in light of the targets established by employment agreements and competitive conditions and determines bonus target opportunity as a percentage of fiscal year-end salary for each NEO

•   After the end of the fiscal year, management presents financial results to the Committee

•   Chief Executive Officer recommends Other Performance Factor multipliers for NEOs other than himself and the Executive Chairman

•   Committee reviews the results and determines whether to make any adjustments to financial results, determines other performance factor multipliers and establishes bonus

•   Committee reviews determinations with the other non-management directors and, in the case of the Chief Executive Officer and Executive Chairman, seeks their concurrence in the Committee’s determination

EQUITY AWARDS

•   In first fiscal quarter, the Chief Executive Officer recommends grant date fair value of awards for NEOs other than the Executive Chairman and himself

•   Compensation Committee reviews proposed awards with input from its consultant and reviews with other non-management directors

•   Committee determines the dollar values of awards

•   Exercise price and number of options and restricted stock units are determined by formula based on market price of common shares on the date of award

MANAGEMENT INPUT

In addition to the Chief Executive Officer recommendations described above, management regularly:

•	provides data, analysis and recommendations to the Compensation Committee regarding the Company’s executive compensation programs and policies;

•	administers those programs and policies as directed by the Committee;

•	provides an ongoing review of the effectiveness of the compensation programs, including competitiveness and alignment with the Company’s objectives; and

•	recommends changes to compensation programs if needed to help achieve program objectives.

The Committee meets regularly in executive session without management present to discuss compensation decisions and matters relating to the design and operation of the executive compensation program.

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EXECUTIVE COMPENSATION

COMPENSATION CONSULTANT

The Compensation Committee retained Pay Governance LLC as the compensation consultant for fiscal 2021. The consultant assists the Committee’s development and evaluation of compensation policies and practices and the Committee’s determinations of compensation awards through various services, including providing third-party data, advice and expertise on proposed executive compensation awards and plan designs, reviewing briefing materials prepared by management and outside advisers and advising the Committee on the matters included in these materials and preparing its own analysis of compensation matters.

The Committee considers input from the consultant as one factor in making decisions on compensation matters, along with information and analyses it receives from management and its own judgment and experience.

The Committee has adopted a policy requiring its consultant to be independent of Company management. The Committee performs an annual assessment of the consultant’s independence to determine whether the consultant is independent. The Committee assessed Pay Governance LLC’s independence in November 2021 and confirmed that the firm’s work has not raised any conflict of interest and the firm is independent under the policy. Pay Governance LLC does not provide any services to the Company other than the services provided to the Compensation Committee.

Fiscal 2021 Compensation Decisions

This section discusses the specific decisions made by the Compensation Committee in fiscal 2021. These decisions were made taking into consideration the results of the most recent shareholder advisory vote on executive compensation. Based on the results of the advisory vote on executive compensation, members of management and the Board engaged in extensive outreach to shareholders. The Board took numerous actions in response to the shareholder feedback received, as described in more detail under “Proxy Summary – Shareholder Engagement and Responsiveness.”

PERFORMANCE GOALS

The Compensation Committee normally develops performance goals for each fiscal year early in that year, and evaluates performance against those goals after the fiscal year has ended to arrive at its compensation decisions.

GOALS

Financial Performance

In December 2020, the Compensation Committee reviewed the annual performance-based bonus program and determined to implement several changes that were designed to support alignment with the Company’s strategic business direction and reorganization. The Committee incorporated adjusted revenue as a financial metric to incentivize performance in a challenging market by driving resiliency and innovation to generate revenue growth. Adjusted EPS and adjusted return on invested capital were removed as financial metrics to better align with market practice and to focus incentives on the three key metrics of adjusted segment operating income, adjusted after-tax free cash flow and adjusted revenue.

The Committee determined that adjusted segment operating income would have the highest weighting given the strategic importance of delivering operating income results. The relative weights for calculating the portion of the NEO bonuses that is based on financial performance is as follows:

•	adjusted segment operating income—50%

•	adjusted revenue—25%

•	adjusted after-tax free cash flow—25%

The Committee also developed performance ranges for each of the measures in December 2020. These ranges are used to determine the multiplier that is applied to 70% of each NEO’s target bonus. The overall financial performance multiple is equal to the weighted average of the performance multiples for each of these three measures. The performance multiple for each measure is zero if performance is below the bottom of the range and varies from 35% at the low end of the range to a maximum of 200% at the top

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EXECUTIVE COMPENSATION

end of the range. The Committee believes the top of each range represents extraordinary performance and the bottom represents satisfactory performance, below which no award would be provided. In addition, 30% of each NEO’s target bonus is based on performance against key strategic goals for the Company, called “Other Performance Factors”. We believe the mix between key financial and strategic factors is appropriate, given the majority of the bonus opportunity is focused on Company financial performance, while still recognizing the importance that Other Performance Factors have on establishing a successful culture that supports the Company’s strategic goals.

For fiscal 2021, in light of the significant uncertainties in the market and the impact on our businesses due to the pandemic, the Committee chose to set performance ranges that acknowledged there was significantly more downside risk than upside potential based on the environment at the time. For example, there was uncertainty about when our parks would be allowed to fully reopen, the cost of maintaining healthcare for furloughed employees and following COVID-19 protocols, uncertainty about production delays and theatrical attendance, as well as the broader impact on the economy and its effects on our businesses. While the Committee approved ranges for adjusted segment operating income and adjusted after-tax free cash flow that were lower than our fiscal 2020 results, the Committee believed the ranges appropriately took into account the uncertainties and challenges the Company had to navigate in fiscal 2021. The following table shows the performance ranges approved by the Committee for fiscal 2021 (dollars in millions):

FISCAL 2021 PERFORMANCE RANGE

Adjusted Segment Operating Income*	$(3,906)-$2,194

Adjusted Revenue**	$55,030-$66,596

Adjusted After-Tax Free Cash Flow***	$(11,871)-$(4,503)

*	For purposes of the annual performance-based bonuses, “adjusted segment operating income” reflects the adjustments described under “—Evaluating Performance.”

**	For purposes of the annual performance-based bonuses, “adjusted revenue” reflects the adjustments described under “—Evaluating Performance.”

***

For purposes of the annual performance-based bonuses, “adjusted after-tax free cash flow” was defined as cash provided by operations less investments in parks, resorts and other properties, all on a consolidated basis and reflects the adjustments described under “—Evaluating Performance.”

In fiscal 2021, the exceptional leadership of our NEOs enabled us to recover from the impacts of the pandemic more quickly than previously anticipated by taking numerous innovative actions in response to the pandemic. In particular, our management guided the development of new content offerings and delivery of content to our consumers through flexible and creative distribution approaches. In addition, management oversaw creation of responsible health and safety protocols to enable guests to return to parks and cruises around the world and took meaningful and innovative steps in reopening our parks, including reconstituting the annual pass access programs, enhancing mobile ordering and implementing a reservation system. Such actions enabled the Company to resume operations at our theme parks and resorts, cruise ship sailings, guided tours and stage plays.

For fiscal 2022, the Committee considered the incremental increase in visibility related to the impact of the COVID-19 pandemic on our business and increased the performance ranges from fiscal 2021.

Other Performance Factors

The Compensation Committee developed Other Performance Factors for the fiscal 2021 annual bonus in December 2020. For fiscal 2021, the Other Performance Factors further emphasized the importance of one of our priority ESG issues, diversity and inclusion, which had the highest weighting among the Other Performance Factors. The Committee established the following factors based on the recommendation of Mr. Chapek and the strategic objectives of the Company:

•

ESG-Diversity & Inclusion – Meaningful progress building an inclusive culture through increased representation, recruitment, retention and/or promotion of underrepresented groups globally; advance inclusive content by increasing underrepresented groups in creative hiring and exploring culturally diverse and authentic themes, characters and narratives; demonstrate transparency and accountability

•

Collaboration on strategic priorities – Actively promote and model collaboration and synergy of key strategic priorities and drive clear accountability and partnership across all lines of business, in support of developing content and product for our key franchises, accelerating our DTC initiatives and enabling the success of creative, operating and corporate teams

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EXECUTIVE COMPENSATION

•

Efforts towards resiliency, rebuilding & innovation – Lead the Company in its resiliency and rebuilding efforts and orient towards growth; ensure strong controls on costs and transformative ideas in achieving operational efficiencies and focus on innovation and the creation of potential new sources of revenue

EVALUATING PERFORMANCE

The Compensation Committee reviewed the overall operating results of the Company in fiscal 2021, evaluating them against the bonus plan performance ranges developed by the Committee early in the fiscal year. The Compensation Committee adjusted actual fiscal 2021 total segment operating income and revenue to exclude the net benefits the Company received from timing variances related to the pandemic, such as savings from delayed programming and domestic parks operating efficiencies, partially offset by delays in park openings. The Compensation Committee adjusted after-tax free cash flow to exclude non-recurring items, such as severance and restructuring.

Based on these results, the weighted financial performance factor was 200% in fiscal 2021 compared to a factor of 21% in fiscal 2020, where the Committee elected to provide no bonuses to the NEOs even though the financial performance would have supported bonus payments. Adjusted after-tax free cash flow performance of -$2,188 million, adjusted segment operating income of $4,055 million, and adjusted revenue of $66,736 million were all above the maximum and resulted in 200% payout. Additional details regarding the performance of the Company are set forth in the section titled “Proxy Summary” and our Annual Report on Form 10-K for fiscal 2021.

With respect to the Other Performance Factors, the Committee recognizes that while we still have more work ahead of us, the NEOs demonstrated extraordinary leadership and accomplishments during continued challenging circumstances, including:

ESG-Diversity & Inclusion

•

Further enhanced the Company’s diversity and inclusion practices focusing on transparency, representation, accountability, community, inclusive content and culture. A significant milestone was the launch of the Reimagine Tomorrow Digital Hub, the Company’s first digital platform for employees, guests and fans for amplifying underrepresented voices and untold stories.

•

Enhanced reporting by publishing the 2020 CSR report with increased transparency including providing certain disclosures aligned with the SASB framework, and published EEO-1 data for calendar years 2019 and 2020.

•

In an incredibly competitive talent market, doubled down on our initiatives to increase diverse representation, including setting diverse candidate and interview slates, conducting inclusive leader training, investing in talent development and our over 90 Business Employee Resource Groups.

•

Placed an intentional focus on executive and management populations, knowing these employees are influencers with a high level of impact on the broader organization, which resulted in positive representation trends in our executives and management for both women and people of color, especially among Black employees.

•

Efforts also resulted in positive trends in promotions for women and people of color for executives and managers, and overall the Company was able to retain and develop diverse executives and management in an extremely competitive market for talent.

•

Several key initiatives supported these achievements, such as the Executive Incubator Program, a two-year program creating a pipeline of next-generation creative executives, exposing individuals with diverse and varied perspectives to the Disney General Entertainment business and the Black Talent Network, which promotes career opportunities and exposure to the Company’s leaders for Black Vice Presidents in the U.S.

•

Championed a multitude of voices and perspectives to forge meaningful connections with our consumers, including reimagining the way we tell stories and who tells them. For example, Disney’s Launchpad Shorts Incubator program provided a platform for diverse writers and directors to create short films for Disney+ and the Company’s film and television productions focused on diversity in creative roles in front of and behind the camera, strengthening inclusive storytelling with a roster of actors and filmmakers from all backgrounds.

•

Invested in our community, as the Company supported various organizations committed to advancing equality, access and economic opportunity, such as non-profit programs to expand access and opportunities for entertainment professionals with disabilities and Hispanic/Latin producers and television writers. In addition, Disney on the Yard, a HBCU pipeline development initiative, has engaged nearly 800 HBCU students, 200 HBCU alumni and 600 employees.

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EXECUTIVE COMPENSATION

Collaboration on strategic priorities

•

Successfully increased subscribers at Disney+ (+60%), Hulu (+20%) and ESPN+ (+66%) during fiscal year 2021, while launching DTC platforms in several key international markets, including 35 different countries.

•

Teams across the Company partnered to design and execute a virtual DTC-focused Investor Day, highlighting the breadth of content that our services offer. The event garnered more than 300,000 live streams.

•

Reorganized the Company’s operating units to increase creative output while centralizing and optimizing distribution management within our media operations. As part of this work, engineered two segments – one focused on integrated media across all distribution channels, and one focused on our experiential parks and products business – while reorganizing creative units into three groups focused on film, general entertainment and sports.

•	Continued the successful integration of TFCF and Hulu, enabling a stronger culture of one unified Company, with a focus on collaboration to enhance our various brands across the Company.

Efforts towards resiliency, rebuilding & innovation

•	Redesigned our media and entertainment operations to evolve our traditional media distribution business to a DTC-led distribution model, supporting our go-forward business strategy.

•

In an incredibly challenging theatrical distribution market, innovated the Disney Premier Access business model, improving financial outcomes, while still building the pipeline for the theatrical business.

•

Continued to implement the Company’s reopening strategy for our parks and workplaces globally, putting in place responsible standards in health, safety and well-being for our employees, cast members and guests.

•

Leveraged technology and COVID-driven operational pauses to reimagine the parks experience, prioritizing guest satisfaction and personalization, such as the development of Disney Genie, Magic Key and digital guest self-service offerings.

See tabular disclosure for each NEO below under “Individual Compensation Decisions” for additional information regarding key contributions and accomplishments of each NEO.

Individual Compensation Decisions

ANNUAL COMPENSATION DECISIONS

The following table summarizes annual compensation decisions made by the Compensation Committee with respect to each of the NEOs. The Committee established the salary and performance-based bonus target multiple of salary for each of the NEOs early in the fiscal year. The final bonus award was calculated after the fiscal year ended using the financial performance factor of 200% described above. The Other Performance Factors determined by the Committee described below applied to the target bonus opportunity for that executive.

	SALARY	PERFORMANCE-BASED BONUS				EQUITY AWARDS

	FISCAL YEAR END 2021 ANNUAL SALARY	TARGET	FINANCIAL PERFORMANCE FACTOR[1]	OTHER PERFORMANCE FACTOR[2]	AWARD AMOUNT	VALUE[3]	TARGET PERFORMANCE UNITS[3,4]	TIME- BASED UNITS[4]	OPTIONS[4]

Robert A. Chapek	$2,500,000	$7,500,000	200%	170%	$14,330,000	$13,965,478	31,580	21,627	67,341

Christine M. McCarthy	$1,920,000	$3,840,000	200%	200%	$7,680,000	$11,922,870	15,444	21,627	89,788

Robert A. Iger	$3,000,000	$12,000,000	200%	170%	$22,920,000	$18,773,800	46,525	—	166,896

Alan N. Braverman	$1,815,000	$3,630,000	200%	176%	$7,000,000	$7,764,814	10,434	13,932	57,842

Zenia B. Mucha	$1,197,000	$1,496,250	200%	166%	$2,840,000	$3,088,487	4,191	5,525	22,938

M. Jayne Parker[5]	$1,140,000	$1,710,000	200%	N/A	$2,300,000	$5,311,333	7,172	9,516	39,507

[1]	Multiplied by 70% of the target amount.

[2]	Multiplied by 30% of the target amount.

[3]	Includes ROIC portion of fiscal 2020 performance units.

[4]

The number of restricted stock units and options was calculated from the value of the award as described in the table in the section titled “Compensation Tables – Fiscal 2021 Grants of Plan Based Awards Table.”

[5]	Ms. Parker retired from the Company effective July 1, 2021. The decision on her performance-based bonus took into account her partial year of service.

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EXECUTIVE COMPENSATION

The compensation set forth above and described below differs from the total compensation reported in the Summary Compensation Table as follows:

•

the compensation set forth above does not include the change in pension value and non-qualified deferred compensation earnings as these items do not reflect decisions made by the Committee during the fiscal year.

•

the compensation set forth above does not include perquisites and benefits and other compensation as these items are generally determined by contract and do not reflect decisions made by the Committee during the fiscal year.

The Compensation Committee’s determination on each of these matters was based on the recommendation of Mr. Chapek (except in the case of his own and Mr. Iger’s compensation), the parameters established by the executive’s employment agreement and the factors described below. In determining equity awards, the Committee considered its overall long-term incentive guidelines for all executives, which, in the context of the competitive market for executive talent, attempt to balance the benefits of incentive compensation tied to performance of the Company’s common stock with the dilutive effect of equity compensation awards.

ADDITIONAL CONTEXT FOR FISCAL 2020 AND FISCAL 2021 COMPENSATION DECISIONS

In fiscal 2020, our NEOs showed exceptional performance and leadership both in managing the Company in the face of the COVID-19 pandemic and in driving a transformation of our businesses and building long-term value. Notwithstanding these significant accomplishments for our shareholders, the impact of the pandemic on our businesses and resulting actions our Compensation Committee took in light of challenging performance led to a meaningful reduction in CEO and other NEO compensation.

•	Three of the four financial measures resulted in a 0% payout in the annual performance-based bonus program, in line with performance for fiscal 2020

•

The Board decided to not provide bonuses to NEOs with respect to fiscal 2020 in light of the Company’s circumstances (notwithstanding the attainment of certain performance metrics and the strength of management’s performance)

•	Each of the Company’s NEOs agreed to temporarily reduce their base salary for almost 5 months, effective with the payroll period commencing April 5, 2020

In contrast, our strong fiscal 2021 performance and execution of our long-term strategy in fiscal 2021 resulted in higher payouts for our executives, as described in the preceding and following sections. These dynamics contributed to the year-over-year increase that appears in our Summary Compensation Table for fiscal 2021.

42          THE WALT DISNEY COMPANY NOTICE OF 2022 ANNUAL MEETING AND PROXY STATEMENT

EXECUTIVE COMPENSATION

MR. CHAPEK

Salary	Mr. Chapek’s 2021 annual salary was unchanged from the annual salary set at the time of his promotion to Chief Executive Officer and was equal to the amount set in his employment agreement.

Performance- based Bonus

Target Bonus

Mr. Chapek’s target bonus for fiscal 2021 is equal to three times his fiscal year-end salary, as set forth in his employment agreement.

Other Performance Factor

The Compensation Committee applied a factor of 170% with respect to Other Performance Factors for Mr. Chapek in fiscal 2021. In fiscal 2020 the Other Performance Factor was not applicable, as no bonus was paid. The Compensation Committee recognized the following key performance highlights:

•   Focused and enhanced the Company’s diversity, equity and inclusion efforts and commitments, leading to an increase in women and people of color representation in leadership and a more inclusive culture; launched content programs like the Onyx Collective; expanded inclusion standards across all of our content businesses.

•   Continued to lead the CEO Diversity and Inclusion Council and champion the Creative Inclusion Council, whose members have met personally with thousands of employees.

•   Reorganized the Company’s operating units to enhance focus on key capabilities and increase creative output while centralizing and optimizing distribution management within our media operations.

•   Navigated challenges of the COVID-19 pandemic and applied an innovative and strategic lens to make decisions to continue to deliver to consumers, including the creation of responsible protocols to enable guests to return to parks and cruises around the world and took meaningful and innovative steps in reopening our parks.

•   Successfully increased subscribers to Disney+, Hulu and ESPN+, while launching Disney+ in 35 new countries.

•   Innovated the Disney Premier Access business model, improving financial outcomes, while still building the pipeline for the theatrical business.

•   Leveraged technology and COVID-driven operational pauses to reimagine the theme park experience, prioritizing guest satisfaction and personalization.

•   Recognition of Disney as one of the “World’s Most Admired Companies” by Fortune (#4 overall and #1 in entertainment) and #1 in MBLM’s annual Brand Intimacy Study in Media and Entertainment, which measures the bonds consumers form with the brands they use and love.

Equity Award Value	The total equity award value for Mr. Chapek is equal to 5.6 times his fiscal year-end salary to provide performance-based awards tied to long-term gains in shareholder value.

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EXECUTIVE COMPENSATION

MS. MCCARTHY

Salary	The Committee increased Ms. McCarthy’s 2021 annual salary by 3.6% to reflect changes in the market for executive talent and her continued outstanding performance.

Performance- based Bonus

Target Bonus

As set forth in her employment agreement, Ms. McCarthy’s target bonus for fiscal 2021 is equal to two times her fiscal year-end salary.

Other Performance Factor

The Compensation Committee applied a factor of 200% with respect to Other Performance Factors for Ms. McCarthy in fiscal 2021. In fiscal 2020 the Other Performance Factor was not applicable, as no bonus was paid. The Compensation Committee recognized the following key performance highlights:

•   Launched the 2021 Disney Accelerator, one of only a few female-led Accelerators in the industry; selected a diverse cohort of eight startups through a competitive screening process.

•   Supported development of future talent pipeline externally through initiatives like Risk Management’s Emerging Leaders Program at USC in partnership with two HBCUs (Howard University and North Carolina AT&T) and one Hispanic-Serving Institution (University of Texas at El Paso); and Enterprise Technology representation at Grace Hopper and AfroTech.

•   Designed and executed a virtual DTC-focused Investor Day, highlighting the breadth of content that our services offer. The event garnered more than 300,000 live streams.

•   Partnered with corporate and segment teams to manage significant enterprise-wide efforts that delivered on key Company priorities, including the new Orlando regional campus, flexible work strategy and solutions, parks and resorts reopening, and 2030 environmental goals.

•   Continued management of term debt and revolving credit to mitigate the business impacts of the pandemic.

Equity Award Value

The annual equity award value for Ms. McCarthy is equal to 6.2 times her fiscal year-end salary to provide performance-based awards tied to long-term gains in shareholder value, including the strategic shift in business, business recovery, and leadership continuity.

44          THE WALT DISNEY COMPANY NOTICE OF 2022 ANNUAL MEETING AND PROXY STATEMENT

EXECUTIVE COMPENSATION

MR. IGER

Salary

Mr. Iger’s 2021 annual salary was equal to the amount set in his employment agreement. Mr. Iger’s 2021 salary was unchanged from his 2020 annual salary prior to the voluntary salary reduction Mr. Iger took in fiscal 2020.

Performance- based Bonus

Target Bonus

Mr. Iger’s fiscal 2021 target bonus amount was unchanged from fiscal 2020 and is equal to the amount provided for in his employment agreement.

Other Performance Factor

The Compensation Committee applied a factor of 170% with respect to Other Performance Factors for Mr. Iger in fiscal 2021. In fiscal 2020 the Other Performance Factor was not applicable, as no bonus was paid. The Compensation Committee recognized the following key performance highlights:

•   Continued the Executive Chairman’s Creative Inclusion Council, which brings together diverse creative executives at all levels across the Company to accelerate our work in creating inclusive content.

•   Led multiple Reimagine Tomorrow and other important enterprise-wide diversity, equity and inclusion conversations for ABC News (The Reality of Reporting & Race), Black History Month and Asian Pacific American Heritage Month.

•   Released compelling and award-winning original content for Disney+ (WandaVision and Falcon and the Winter Soldier), Hulu (The Handmaid’s Tale and Only Murders in the Building) and ESPN+ (Stephen A’s World). Together with our international teams, developed a significant creative pipeline for local, original Disney+ and Star content.

•   Our shows won 21 Emmy Awards across Disney+, ABC, FX, and National Geographic. Searchlight’s film, Nomadland, won the Best Picture Academy Award, as well as the first Best Director Academy Award for a woman of color.

•   Recognition of Disney as one of the “World’s Most Admired Companies” by Fortune (#4 overall and #1 in entertainment) and #1 in MBLM’s annual Brand Intimacy Study in Media and Entertainment, which measures the bonds consumers form with the brands they use and love.

Equity Award Value	The Committee maintained the value of Mr. Iger’s annual equity award per his employment agreement.

MR. BRAVERMAN

Salary	The Committee increased Mr. Braverman’s 2021 annual salary by 3.7% to reflect changes in the market for executive talent and his continued outstanding performance.

Performance- based Bonus

Target Bonus

As set forth in his employment agreement, Mr. Braverman’s target bonus for fiscal 2021 is equal to two times his fiscal year-end salary.

Other Performance Factor

The Compensation Committee applied a factor of 176% with respect to Other Performance Factors for Mr. Braverman in fiscal 2021. In fiscal 2020 the Other Performance Factor was not applicable, as no bonus was paid. The Compensation Committee recognized the following key performance highlights:

•   Continued promotion of diversity and inclusion in the Legal department and served actively as a member of the Board of the Leadership Council on Legal Diversity.

•   DEI efforts resulted in positive trends within the Legal department for promotions and new hires among women and people of color.

•   Oversaw the regulatory work associated with launches of our DTC products.

•   Counseled regarding risks associated with a number of new strategic initiatives.

•   Continued leadership of the Company’s legal and public policy positions on litigation matters, transactions and regulatory developments.

Equity Award Value

The annual equity award value for Mr. Braverman is equal to 4.3 times his fiscal year-end salary to provide performance-based awards tied to long-term gains in shareholder value, including the strategic shift in business, business recovery and leadership continuity.

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EXECUTIVE COMPENSATION

MS. MUCHA

Salary	Ms. Mucha’s 2021 annual salary was unchanged from her 2020 annual salary prior to the voluntary salary reduction Ms. Mucha took in fiscal 2020.

Performance- based Bonus

Target Bonus

As set forth in her employment agreement, Ms. Mucha’s target bonus for fiscal 2021 is equal to 1.25 times her fiscal year-end salary.

Other Performance Factor

The Compensation Committee applied a factor of 166% with respect to Other Performance Factors for Ms. Mucha in fiscal 2021. In fiscal 2020 the Other Performance Factor was not applicable, as no bonus was paid. The Compensation Committee recognized the following key performance highlights:

•   Led the communications team in working closely with the DEI team to message the Company’s strong commitment to DEI, drive employee support for the CEO’s DEI priorities and highlight the Company’s Reimagine Tomorrow efforts.

•   Executed communication plans supporting the Company’s strategic initiatives, including the DTC business and the continued TFCF integration.

•   Designed and implemented an enterprise-wide media campaign in support of Investor Day 2020 and the worldwide launch of Star; successfully communicated the central importance of DTC to the Company’s overall strategy.

•   Designed and successfully executed the earned media campaign for the Company’s strategic reorganization in October 2020, effectively communicating the importance of the strategic realignment to the Company’s future growth.

Equity Award Value

The annual equity award value for Ms. Mucha is equal to 2.6 times her fiscal year-end salary to provide performance-based awards tied to long-term gains in shareholder value, including the strategic shift in business, business recovery and leadership continuity.

MS. PARKER

Salary

The Committee increased Ms. Parker’s 2021 annual salary by 3.6% to reflect changes in the market for executive talent and her continued outstanding performance. Ms. Parker retired on July 1, 2021, before the fiscal year end, resulting in a salary less than her full annual salary.

Performance- based Bonus

Target Bonus

As set forth in her employment agreement, Ms. Parker’s target bonus for fiscal 2021 is equal to 1.5 times her full fiscal year-end annual salary.

Other Performance Factor

The Compensation Committee did not apply an Other Performance Factor for Ms. Parker as she retired before the fiscal year end. Based on the recommendation of Mr. Chapek, the Compensation Committee approved Ms. Parker’s bonus to recognize her contributions during the fiscal year pursuant to her employment agreement, including the following key performance highlights:

•   Launched the Reimagine Tomorrow Digital Hub, with the goal of providing greater transparency of our DEI commitments, efforts and progress. The hub is the Company’s first digital platform for employees, guests and fans for amplifying underrepresented voices and untold stories.

•   Collaborated with certain HBCUs to continue to build a robust, long-term pipeline of Black talent through student internships, mentorship opportunities and inclusive hiring practices.

•   Aligned leadership incentives with the Company’s strategic re-organization by designing and delivering a new and simplified fiscal 2021 annual bonus plan which supports our DTC expansion, new operating model and DEI priorities.

•   Finalized harmonization of legacy TFCF benefits outside of the U.S., and integrated Hulu into Disney benefit plans.

Equity Award Value

The annual equity award value for Ms. Parker is equal to 4.7 times her salary at the time of her retirement to provide performance-based awards tied to long-term gains in shareholder value, including the strategic shift in business, business recovery and leadership continuity. However, this award was cancelled upon her retirement, effective July 1, 2021.

46          THE WALT DISNEY COMPANY NOTICE OF 2022 ANNUAL MEETING AND PROXY STATEMENT

EXECUTIVE COMPENSATION

Compensation Tables

Fiscal 2021 Summary Compensation Table

The following table provides information concerning the total compensation earned in fiscal 2019 (except for Mr. Chapek), fiscal 2020 and fiscal 2021 by the Chief Executive Officer who served during fiscal 2021, the Chief Financial Officer, and three other persons serving as executive officers at the end of fiscal 2021 who were the most highly compensated executive officers of the Company in fiscal 2021. In addition, this information is provided with respect to Ms. Parker, for whom disclosure would have been provided but for the fact that she was not serving as an executive officer of the Company at the end of fiscal 2021. These six officers are referred to as the named executive officers or NEOs in this proxy statement. Information regarding the amounts in each column follows the table.

NAME AND PRINCIPAL POSITION	FISCAL YEAR	SALARY	STOCK AWARDS[1]	OPTION AWARDS	NON-EQUITY INCENTIVE PLAN COMPENSATION	CHANGE IN PENSION VALUE AND NON-QUALIFIED DEFERRED COMPENSATION EARNINGS	ALL OTHER COMPENSATION	TOTAL

ROBERT A. CHAPEK Chief Executive Officer[2]	2021	$2,500,000	$10,215,466	$3,750,012	$14,330,000	$1,358,505	$ 310,310	$32,464,293
	2020	1,814,608	6,129,442	3,373,548	—	2,705,712	140,626	14,163,936

CHRISTINE M. MCCARTHY Senior Executive Vice President and Chief Financial Officer	2021	1,903,754	6,922,854	5,000,015	7,680,000	103,152	119,440	21,729,215
	2020	1,661,815	4,712,459	3,766,425	—	761,321	94,985	10,997,005
	2019	1,800,000	3,300,064	2,200,026	6,520,000	1,083,130	70,935	14,974,155

ROBERT A. IGER Chief Executive Officer[2]; Executive Chairman	2021	3,000,000	9,479,879	9,293,921	22,920,000	—	1,205,996	45,899,796
	2020	1,569,581	6,958,847	9,586,037	—	1,777,334	1,139,590	21,031,389
	2019	3,000,000	10,072,895	9,583,291	21,750,000	1,967,234	1,144,342	47,517,762

ALAN N. BRAVERMAN Senior Executive Vice President, General Counsel and Secretary	2021	1,799,000	4,543,772	3,221,042	7,000,000	—	97,050	16,660,864
	2020	1,581,731	3,816,132	3,050,025	—	576,555	91,293	9,115,736
	2019	1,660,061	3,000,026	2,000,011	6,340,000	639,894	79,888	13,719,880

ZENIA B. MUCHA Senior Executive Vice President and Chief Communications Officer	2021	1,197,000	1,811,141	1,277,346	2,840,000	432,622	22,923	7,581,032
	2020	1,072,843	1,598,300	1,277,312	—	941,815	55,581	4,945,851
	2019	1,161,840	1,560,075	1,040,017	2,630,000	1,128,891	41,968	7,562,791

M. JAYNE PARKER[3] Former Senior Executive Vice President and Chief Human Resources Officer	2021	976,692	3,111,311	2,200,022	2,300,000	751,263	138,543	9,477,831
	2020	982,496	2,677,576	2,140,002	—	1,367,495	124,345	7,291,914
	2019	1,041,717	2,040,137	1,360,025	2,680,000	1,807,756	91,227	9,020,862

[1]

Stock awards for each fiscal year include awards subject to performance conditions that were valued based on the probability that performance targets will be achieved. Fiscal 2021 includes the portion of awards from fiscal 2020 where the ROIC target was established on December 17, 2020 of $1,135,423, $507,715, $1,871,506, $411,131, $172,186 and $288,538 for Mr. Chapek, Ms. McCarthy, Mr. Iger, Mr. Braverman, Ms. Mucha and Ms. Parker, respectively. Assuming the highest level of performance conditions are achieved, the grant date stock awards values are outlined below:

FISCAL YEAR	MR. CHAPEK	MS. MCCARTHY	MR. IGER	MR. BRAVERMAN	MS. MUCHA	MS. PARKER

2021	$11,963,950	$7,767,106	$12,101,153	$5,129,692	$2,048,114	$3,515,382

2020	7,687,385	5,319,273	9,195,978	4,307,553	1,804,106	3,022,372

2019	—	3,980,490	14,375,162	3,618,582	1,881,722	2,460,786

[2]	For fiscal 2020, Mr. Iger served as Chief Executive Officer until February 24, 2020, when he was appointed Executive Chairman. Mr. Chapek was appointed Chief Executive Officer on February 24, 2020.

[3]	Ms. Parker received stock and option awards in fiscal 2021. These awards were then cancelled upon her retirement, effective July 1, 2021.

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EXECUTIVE COMPENSATION

Salary. This column sets forth the base salary earned during each fiscal year. Fiscal 2020 reflects the voluntary reduction of the salary of all NEOs in response to the COVID-19 pandemic. Each of the Company’s NEOs agreed to temporarily reduce their base salary, effective with the payroll period commencing April 5, 2020. Mr. Iger agreed to forgo his salary through the end of the fiscal year. Mr. Chapek agreed to forgo 50% and each of Mr. Braverman, Ms. McCarthy, Ms. Mucha and Ms. Parker agreed to forgo 30% of the base salary that would otherwise have been payable through August 22, 2020.

Stock Awards. This column sets forth the grant date fair value of the restricted stock unit awards granted to the NEOs during each fiscal year as part of the Company’s long-term incentive compensation program. The grant date fair value of these awards was calculated by multiplying the number of units awarded by the average of the high and low trading price of the Company’s common stock on the grant date, subject to valuation adjustments for restricted stock unit awards subject to vesting conditions other than, where applicable, the test to assure deductibility under Section 162(m) of the Internal Revenue Code. The valuation adjustments for performance-based awards reflect the fact that the number of shares received on vesting varies based on the level of performance achieved and were determined using a Monte Carlo simulation that determines the probability that the performance targets will be achieved. The grant date fair value of the restricted stock unit awards granted during fiscal 2021 is also included in the Fiscal 2021 Grants of Plan Based Awards Table.

Option Awards. This column sets forth the grant date fair value of options to purchase shares of the Company’s common stock granted to the NEOs during each fiscal year. The grant-date fair value of these options was calculated using a binomial option pricing model. The assumptions used in estimating the fair value of these options are set forth in footnote 13 to the Company’s Audited Financial Statements for fiscal 2021. The grant date fair value of the options granted during fiscal 2021 is also included in the Fiscal 2021 Grants of Plan Based Awards Table.

Non-Equity Incentive Plan Compensation. This column sets forth the amount of compensation earned by the NEOs under the Company’s annual performance-based bonus program during each fiscal year. A description of the Company’s annual performance-based bonus program is included in the section “Compensation Discussion and Analysis – Executive Compensation Program Structure – Objectives and Methods,” and the determination of performance-based bonuses for fiscal 2021 is described in the section “Compensation Discussion and Analysis – Fiscal 2021 Compensation Decisions.” As a result of the COVID-19 pandemic, fiscal 2020 reflects the Compensation Committee’s determination to pay no bonuses to the NEOs, despite achievement of certain performance metrics and considerations that might have otherwise supported a bonus payment.

Change in Pension Value and Non-Qualified Deferred Compensation Earnings. This column reflects the aggregate change in the actuarial present value of each NEO’s accumulated benefits under all defined benefit plans, including supplemental plans, during each fiscal year. The amounts reported in this column vary with a number of factors, including the discount rate applied to determine the value of future payment streams, the NEO’s age and additional earned benefits as a result of an additional year of service. The discount rate used pursuant to pension accounting rules to calculate the present value of future payments was 3.22% for fiscal 2019, 2.82% for fiscal 2020 and 2.88% for fiscal 2021. Neither increases nor decreases in pension value resulting from changes in the discount rate result in any increase or decrease in benefits payable to participants under the plan. For Mr. Iger and Mr. Braverman, their age factors drove the change in pension value to be negative (-$397,782 and -$70,827, respectively).

Mr. Chapek, Ms. McCarthy, Mr. Iger and Ms. Mucha were credited with earnings on deferred compensation as disclosed below under “Fiscal 2021 Non-Qualified Deferred Compensation Table.” These earnings were at rates that were not above market rates and therefore are not reported in this column.

All Other Compensation. This column sets forth all of the compensation for each fiscal year that we could not properly report in any other column of the table, including:

•	the incremental cost to the Company of perquisites and other personal benefits;

•	the amount of Company contributions to employee savings plans;

•	the dollar value of insurance premiums paid by the Company with respect to excess liability insurance for the NEOs; and

•

the dollar amount of matching charitable contributions made to charities pursuant to the Company’s charitable gift matching program, which is available to all regular U.S. employees with at least one year of service.

48          THE WALT DISNEY COMPANY NOTICE OF 2022 ANNUAL MEETING AND PROXY STATEMENT

EXECUTIVE COMPENSATION

The dollar amount of matching charitable contributions was $30,000 for Mr. Chapek, $67,500 for Ms. McCarthy, $25,000 for Mr. Iger, $51,958 for Mr. Braverman and $100,000 for Ms. Parker. Matched amounts exceed $50,000 in a fiscal year if contributions for separate calendar years are made in the same fiscal year or if there were delays in processing earlier year matches.

In accordance with the SEC’s interpretations of its rules, this column also sets forth the incremental cost to the Company of certain items that are provided to the NEOs for business purposes but which may not be considered integrally related to duties.

The following table sets forth the incremental cost to the Company of each perquisite and other personal benefit that exceeded the greater of $25,000 or 10% of the total amount of perquisites and personal benefits for a named executive officer in fiscal 2021.

	PERSONAL AIR TRAVEL	SECURITY	OTHER	TOTAL

Robert A. Chapek	$228,294	$—	$45,097	$273,391

Christine M. McCarthy	29,770	—	15,400	45,170

Robert A. Iger	394,504	745,222	34,350	1,174,076

Alan N. Braverman	—	—	38,397	38,397

Zenia B. Mucha	—	—	16,005	16,005

M. Jayne Parker	—	—	31,866	31,866

The incremental cost to the Company of the items specified above was determined as follows:

•

Personal air travel: the actual catering costs, landing and ramp fees, fuel costs and lodging costs incurred by flight crew plus a per hour charge based on the average hourly maintenance costs for the aircraft during the year for flights that were purely personal in nature, and a pro-rata portion of catering costs where personal guests accompanied a NEO on flights that were business in nature. Where a personal flight coincided with the repositioning of an aircraft following a business flight, only the incremental costs of the flight compared to an immediate repositioning of the aircraft are included. As noted below, Mr. Iger and Mr. Chapek are required for security reasons to use corporate aircraft for all of their personal travel.

•	Security: the actual costs incurred by the Company for providing security services and equipment.

The “Other” column in the table above includes, to the extent a NEO elected to receive any of these benefits, the incremental cost to the Company of the vehicle benefit, personal air travel (except for the NEOs whose personal air travel is separately identified in the “personal air travel” column in the table above), reimbursement of up to $1,000 per calendar year for wellness-related purposes such as fitness and nutrition management, reimbursement of expenses for financial consulting and for officers at the vice president level and higher before October 1, 2012, a fixed monthly payment to offset the costs of owning and maintaining an automobile.

The Company provides employees with benefits and perquisites based on competitive market conditions. All salaried employees, including the NEOs, receive the following benefits: (i) health care coverage; (ii) life and disability insurance protection; (iii) reimbursement of certain educational expenses; (iv) access to favorably priced group insurance coverage; and (v) Company matching of gifts of up to $25,000 per employee (and $50,000 per Senior Executive Vice President and Chairman directly reporting to the CEO) each calendar year to qualified charitable organizations. Additionally, officers at the vice president level and above, including NEOs, receive the following benefits, each of which involved no incremental cost to the Company: (i) complimentary access to the Company’s theme parks and some resort facilities; (ii) discounts on Company merchandise and resort facilities; and (iii) personal use of tickets acquired by the Company for business entertainment when they become available because no business use has been arranged.

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EXECUTIVE COMPENSATION

Fiscal 2021 Grants of Plan Based Awards Table

The following table provides information concerning the range of awards available to the NEOs under the Company’s annual performance-based bonus program for fiscal 2021 and information concerning the option grants and restricted stock unit awards made to the NEOs during fiscal 2021. Additional information regarding the amounts reported in each column follows the table.

				ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS			ALL OTHER OPTION AWARDS: NUMBER OF SECURITIES UNDERLYING OPTIONS	EXERCISE OR BASE PRICE OF OPTION AWARDS	GRANT DATE CLOSING PRICE OF SHARES UNDERLYING OPTIONS	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS
			GRANT DATE	THRESHOLD	TARGET	MAXIMUM	THRESHOLD	TARGET	MAXIMUM

ROBERT A. CHAPEK			12/17/2020							67,341	$173.40	$173.55	$3,750,012
	(A	)	12/17/2020					21,627					3,750,122
	(B	)	12/17/2020				12,516	25,032	37,547				5,329,921	[1]
				$2,625,000	$7,500,000	$15,000,000
	(B	)	12/17/2020				3,274	6,548	9,822				1,135,423	[1]

CHRISTINE M. MCCARTHY			12/17/2020							89,788	173.40	173.55	5,000,015
	(A	)	12/17/2020					21,627					3,750,122
	(B	)	12/17/2020				6,258	12,516	18,774				2,665,017	[1]
				1,344,000	3,840,000	7,680,000
	(B	)	12/17/2020				1,464	2,928	4,392				507,715	[1]

ROBERT A. IGER			12/17/2020							166,896	173.40	173.55	9,293,921
	(B	)	12/17/2020				17,866	35,732	53,598				7,608,373	[1]
				4,200,000	12,000,000	24,000,000
	(B	)	12/17/2020				5,397	10,793	16,190				1,871,506	[1]

ALAN N. BRAVERMAN			12/17/2020							57,842	173.40	173.55	3,221,042
	(A	)	12/17/2020					13,932					2,415,809
	(B	)	12/17/2020				4,032	8,063	12,095				1,716,832	[1]
				1,270,500	3,630,000	7,260,000
	(B	)	12/17/2020				1,186	2,371	3,557				411,131	[1]

ZENIA B. MUCHA			12/17/2020							22,938	173.40	173.55	1,277,346
	(A	)	12/17/2020					5,525					958,035
	(B	)	12/17/2020				1,599	3,198	4,797				680,920	[1]
				523,688	1,496,250	2,992,500
	(B	)	12/17/2020				497	993	1,490				172,186	[1]

M. JAYNE PARKER[2]			12/17/2020							39,507	173.40	173.55	2,200,022
	(A	)	12/17/2020					9,516					1,650,074
	(B	)	12/17/2020				2,754	5,508	8,261				1,172,699	[1]
				598,500	1,710,000	3,420,000
	(B	)	12/17/2020				832	1,664	2,496				288,538	[1]

[1]

Stock awards for fiscal 2021 subject to performance conditions were valued based on the probability that performance targets will be achieved. Assuming the highest level of performance conditions are achieved, the grant date stock award values would be $8,213,828, $4,016,984, $12,101,153, $2,713,883, $1,090,079 and $1,865,307 for Mr. Chapek, Ms. McCarthy, Mr. Iger, Mr. Braverman, Ms. Mucha and Ms. Parker, respectively, for the performance-based awards made on December 17, 2020.

[2]	Ms. Parker received RSUs, PBUs and stock option awards in fiscal 2021. These awards were then cancelled upon her retirement, effective July 1, 2021.

50          THE WALT DISNEY COMPANY NOTICE OF 2022 ANNUAL MEETING AND PROXY STATEMENT

EXECUTIVE COMPENSATION

Grant Date. The Compensation Committee made the annual grant of stock options and restricted stock unit awards for fiscal 2021 on December 17, 2020. A portion of the fiscal 2021 performance-based restricted stock units granted on December 17, 2020 are subject to the ROIC performance test, as described below. One-third of such units were eligible to vest based on the ROIC performance target established for fiscal 2021. Because the performance targets for fiscal 2022 and 2023 have not yet been established, the grant date value of such portion of these awards was not determinable in fiscal year 2021. Therefore, the grant date fair value listed for fiscal 2021 reflects only the grant date value of that portion of such awards subject to the 2021 ROIC target. Based on the Company’s fiscal 2021 ROIC, 150% of the reported portion of such awards will vest. ROIC Targets for fiscal 2022 and fiscal 2023 will be set early each year for the remaining portion of those grants, and the grant date values for the remaining portions of those grants will be reported for the appropriate fiscal year when the applicable targets are established.

Estimated Possible Payouts Under Non-Equity Incentive Plan Awards. As described in the section “Compensation Discussion and Analysis,” the Compensation Committee sets the target bonus opportunity for the NEOs at the beginning of the fiscal year as a percentage of fiscal year-end salary, and the actual bonuses for the NEOs may, except in special circumstances such as unusual challenges or extraordinary successes, range from 35% to 200% of the target level based on the Compensation Committee’s evaluation of financial and other performance factors for the fiscal year. The bonus amount may be zero if actual performance is below the specified threshold levels or less than the calculated amounts if the Compensation Committee otherwise decides to reduce the bonus. As addressed in the discussion of “Compensation Discussion and Analysis,” the employment agreements of each executive officer require that the target used to calculate the bonus opportunity (but not the actual bonus awarded) be at least the amount specified in each agreement. This column shows the range of potential bonus payments for each NEO from the threshold to the maximum based on the target range set at the beginning of the fiscal year. The actual bonus amounts received for fiscal 2021 are set forth in the “Non-Equity Incentive Plan Compensation” column of the Fiscal 2021 Summary Compensation Table.

Estimated Future Payouts Under Equity Incentive Plan Awards. This column sets forth the number of restricted stock units awarded to the NEOs during fiscal 2021 that are subject to the test to assure eligibility for deduction under Section 162(m) and/or to performance tests as described below. These include units awarded to each of the NEOs as part of the annual grant in December 2020. The units in row A for Ms. Parker are subject to the test to assure eligibility under Section 162(m) in reliance on the special rules for pre-existing binding written agreements and the units in row B for Ms. Parker are subject to this test as well as the performance tests described below (for all NEOs). The vesting dates for all of the outstanding restricted stock unit awards held by the NEOs as of the end of fiscal 2021 are set forth in the Fiscal 2021 Outstanding Equity Awards at Fiscal Year-End Table below.

For only Ms. Parker, all units in Row A (plus any shares received as dividend equivalents prior to vesting) vest if the Section 162(m) test is met or is not applicable. This amount is shown in the “target” column for Row A. None of the units vest if the Section 162(m) test is applicable and is not met.

In the case of units in Row B, which are subject to both the Section 162(m) test, where applicable, and the performance tests, none of the units vest if the Section 162(m) test is applicable and is not met. All units in Row B are subject to the following vesting conditions:

•	Half of the units subject to the performance test are subject to a total shareholder return test and half of the units are subject to a ROIC test. For the total shareholder return test:

•	None of the units related to this measure vest if the Company’s total shareholder return is below the 25th percentile of the S&P 500 for that measure.

•

If the Company’s total shareholder return is at or above the 25th percentile of the S&P 500 for the related measure, the number of units related to that measure that vest will vary from 50% of the target number related to that measure (at the 25th percentile) to 150% of the target number related to that measure (at or above the 75th percentile) (in each case, plus dividend equivalent units).

•	For the half of the units subject to the ROIC performance test:

•	None of the units related to this measure vest if the Company’s fiscal year ROIC performance in each of the applicable fiscal years is below threshold of target ROIC.

•

If the Company’s ROIC is above the threshold in any fiscal year, the number of units related to that measure for that year that vest will vary from 50% of the target number related to that measure (equals threshold) to 150% of the target number related to that measure (exceeds maximum) (in each case, plus dividend equivalent units).

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EXECUTIVE COMPENSATION

ROIC for the Company is adjusted (i) to exclude the effect of extraordinary, unusual and/or nonrecurring items and (ii) to reflect such other factors, as the Committee deems appropriate to fairly reflect ROIC for the applicable fiscal year.

When dividends are distributed to shareholders, dividend equivalents are credited in an amount equal to the dollar amount of dividends on the number of units held on the dividend record date divided by the fair market value of the Company’s shares of common stock on the dividend distribution date. Dividend equivalents vest only when, if and to the extent that the underlying units vest.

All Other Option Awards: Number of Securities Underlying Options. This column sets forth the options to purchase shares of the Company’s common stock granted to the NEOs as part of the annual grant in December 2020. The vesting dates for these options are set forth in the Fiscal 2021 Outstanding Equity Awards at Fiscal Year-End Table below. These options are scheduled to expire ten years after the date of grant.

Exercise or Base Price of Option Awards; Grant Date Closing Price of Shares Underlying Options. These columns set forth the exercise price for each option grant and the closing price of the Company’s common stock on the date of grant. The exercise price is equal to the average of the high and low trading price on the grant date, which may be higher or lower than the closing price on the grant date.

Grant Date Fair Value of Stock and Option Awards. This column sets forth the grant date fair value of the stock and option awards granted during fiscal 2021 calculated in accordance with applicable accounting requirements. The grant date fair value of all restricted stock unit awards and options is determined as described in the section, “Grant Date,” above.

52          THE WALT DISNEY COMPANY NOTICE OF 2022 ANNUAL MEETING AND PROXY STATEMENT

EXECUTIVE COMPENSATION

Fiscal 2021 Outstanding Equity Awards at Fiscal Year-End Table

The following table provides information concerning outstanding unexercised options and unvested restricted stock unit awards held by the NEOs as of October 2, 2021. Additional information regarding the amounts reported in each column follows the table.

	OPTION AWARDS(A)						STOCK AWARDS

		NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS								EQUITY INCENTIVE PLAN AWARDS

	GRANT DATE	EXERCISABLE	UNEXERCISABLE		OPTION EXERCISE PRICE	OPTION EXPIRATION DATE	NUMBER OF UNITS THAT HAVE NOT VESTED(A)		MARKET VALUE OF UNITS THAT HAVE NOT VESTED	NUMBER OF UNEARNED UNITS THAT HAVE NOT VESTED(B)(C)		MARKET VALUE OF UNEARNED UNITS THAT HAVE NOT VESTED

ROBERT A. CHAPEK	1/16/2013	60,860	—		$ 51.29	1/16/2023	—		—	—		—
	12/19/2013	53,233	—		72.59	12/19/2023	—		—	—		—
	12/18/2014	53,077	—		92.24	12/18/2024	—		—	—		—
	12/17/2015	39,796	—		113.23	12/17/2025	—		—	—		—
	12/21/2016	49,621	—		105.21	12/21/2026	—		—	—		—
	12/19/2017	34,268	11,423		111.58	12/19/2027	2,125		374,021	—		—
	12/19/2018	37,613	37,614		110.54	12/19/2028	7,104		1,250,375	13,968		2,458,508
	12/17/2019	15,761	47,286		148.04	12/17/2029	8,321		1,464,579	7,127		1,254,335
	2/28/2020	9,741	29,223	(D)	115.76	2/28/2030	7,008	(E)	1,233,478	19,064	(F)	3,355,455
	12/17/2020	—	67,341		173.40	12/17/2030	21,627		3,806,568	25,032		4,405,794

CHRISTINE M. MCCARTHY	1/18/2012	45,342	—		38.75	1/18/2022	—		—	—		—
	1/16/2013	42,533	—		51.29	1/16/2023	—		—	—		—
	12/19/2013	30,687	—		72.59	12/19/2023	—		—	—		—
	12/18/2014	28,839	—		92.24	12/18/2024	—		—	—		—
	12/17/2015	41,722	—		113.23	12/17/2025	—		—	—		—
	12/21/2016	50,396	—		105.21	12/21/2026	—		—	—		—
	12/19/2017	48,189	16,063		111.58	12/19/2027	—		—	3,126		550,207
	12/19/2018	38,310	38,311		110.54	12/19/2028	—		—	21,798		3,836,666
	12/17/2019	25,900	77,703		148.04	12/17/2029	—		—	26,022		4,580,132
	12/17/2020	—	89,788		173.40	12/17/2030	21,627		3,806,568	12,516		2,202,941

ROBERT A. IGER	12/19/2013	435,220	—		72.59	12/19/2023	—		—	—		—
	12/18/2014	372,412	—		92.24	12/18/2024	—		—	—		—
	12/17/2015	271,331	—		113.23	12/17/2025	—		—	—		—
	12/21/2016	321,694	—		105.21	12/21/2026	—		—	—		—
	12/13/2017	—	—		—	—	60,541	(G)	10,655,821	963,677	(H)	169,616,843
	12/19/2017	221,427	73,810		111.58	12/19/2027	—		—	—		—
	12/19/2018	145,945	145,946		110.54	12/19/2028	—		—	76,753		13,509,296
	3/21/2019	23,401	23,402	(I)	109.26	3/21/2029	—		—	11,138	(J)	1,960,399
	12/17/2019	65,920	197,763		148.04	12/17/2029	—		—	43,170		7,598,264
	12/17/2020	—	166,896		173.40	12/17/2030	—		—	35,732		6,289,189

ALAN N. BRAVERMAN	12/18/2014	53,077	—		92.24	12/18/2024	—		—	—		—
	12/17/2015	40,181	—		113.23	12/17/2025	—		—	—		—
	12/21/2016	48,536	—		105.21	12/21/2026	—		—	—		—
	12/19/2017	42,834	14,279		111.58	12/19/2027	—		—	2,779		489,132
	12/19/2018	34,827	34,828		110.54	12/19/2028	6,578		1,157,794	12,934		2,276,513
	12/17/2019	20,974	62,923		148.04	12/17/2029	11,072		1,948,783	9,483		1,669,103
	12/17/2020	—	57,842		173.40	12/17/2030	13,932		2,452,171	8,063		1,419,169

ZENIA B. MUCHA	12/17/2015	25,996	—		113.23	12/17/2025	—		—	—		—
	12/21/2016	32,797	—		105.21	12/21/2026	—		—	—		—
	12/19/2017	22,649	7,550		111.58	12/19/2027	1,404		247,118	—		—
	12/19/2018	18,110	18,111		110.54	12/19/2028	3,420		601,954	6,725		1,183,667
	12/17/2019	8,783	26,352		148.04	12/17/2029	4,637		816,158	3,972		699,024
	12/17/2020	—	22,938		173.40	12/17/2030	5,525		972,455	3,198		562,880

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THE WALT DISNEY COMPANY NOTICE OF 2022 ANNUAL MEETING AND PROXY STATEMENT          53

EXECUTIVE COMPENSATION

	OPTION AWARDS(A)					STOCK AWARDS

		NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS						EQUITY INCENTIVE PLAN AWARDS

	GRANT DATE	EXERCISABLE	UNEXERCISABLE	OPTION EXERCISE PRICE	OPTION EXPIRATION DATE	NUMBER OF UNITS THAT HAVE NOT VESTED(A)	MARKET VALUE OF UNITS THAT HAVE NOT VESTED	NUMBER OF UNEARNED UNITS THAT HAVE NOT VESTED(B)(C)	MARKET VALUE OF UNEARNED UNITS THAT HAVE NOT VESTED

M. JAYNE PARKER(K)	12/17/2015	28,243	—	113.23	12/17/2025	—	—	—	—
	12/21/2016	34,115	—	105.21	12/21/2026	—	—	—	—
	12/19/2017	34,803	11,602	111.58	12/19/2027	—	—	2,258	397,431
	12/19/2018	23,683	23,683	110.54	12/19/2028	—	—	13,475	2,371,735
	12/17/2019	14,716	44,149	148.04	12/17/2029	—	—	14,786	2,602,484

Number of Securities Underlying Unexercised Options: Exercisable and Unexercisable. These columns set forth, for each NEO and for each grant made to the officer, the number of shares of the Company’s common stock that can be acquired upon exercise of outstanding options. The vesting schedule for each option with unexercisable shares is shown under “Vesting Schedule” below. The vesting of options held by the NEOs may be accelerated in the circumstances described under the section “Potential Payments and Rights on Termination or Change in Control” below.

Number; Market Value of Units of Stock That Have Not Vested. These columns report the number and market value, respectively, of shares underlying each grant of restricted stock units to each officer that is not subject to performance vesting conditions nor the test to assure eligibility for deduction pursuant to Section 162(m). The number of shares includes dividend equivalent units that have accrued for dividends payable through October 2, 2021. The market value is equal to the number of shares underlying the units times the closing market price of the Company’s common stock on October 1, 2021, the last trading day of the Company’s fiscal year. The vesting schedule for each grant is shown below, with grants identified by the letter following the number of shares underlying the grant. Vesting of restricted stock units held by NEOs may be accelerated in the circumstances described under the section “Potential Payments and Rights on Termination or Change in Control” below.

Number; Market Value of Unearned Units That Have Not Vested. These columns set forth the target number and market value, respectively, of shares of the Company’s common stock underlying each restricted stock unit award held by each NEO that is subject to performance-based vesting conditions and/or the test to assure eligibility for deduction pursuant to Section 162(m). The number of shares includes dividend equivalent units that have accrued for dividends payable through October 2, 2021. The market value is equal to the number of shares underlying the units multiplied by the closing market price of the Company’s common stock on October 1, 2021, the last trading day of the Company’s fiscal year. The vesting schedule and performance tests and/or the test to assure eligibility under Section 162(m) are shown in “Vesting Schedule,” below.

Vesting Schedule. The options reported above that are not yet exercisable and restricted stock unit awards that have not yet vested are scheduled to become exercisable and vest as set forth below.

(A) Unless otherwise noted, stock options and restricted stock units granted before December 2020 will vest 25% on each of the first four anniversaries of the grant date. Grants made in or after December 2020 will vest one-third on each of the first three anniversaries of the grant date.

(B) For 2018 grants, performance-based restricted stock units will cliff-vest on the third anniversary of grant date, based on three-year TSR and EPS performance versus the S&P 500. For 2019 and 2020, performance-based restricted stock units will cliff vest on the third anniversary of grant date, based on three-year TSR versus S&P 500 and absolute ROIC tests for each of the fiscal years in the three-year period (targets set each year). Mr. Iger’s December 13, 2017 grant of performance-based restricted stock units, grants before 2018 for Mr. Braverman, before 2020 for Ms. McCarthy and all grants for Ms. Parker are subject to performance under Section 162(m).

(C) While restricted stock units will vest 25% on each of the first four anniversaries of the grant date for grants made before December 2020 and one-third on each of the first three anniversaries of the grant date for grants made in or after December 2020, grants before 2018 for Mr. Braverman, before 2020 for Ms. McCarthy and all grants for Ms. Parker are subject to performance under Section 162(m).

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54          THE WALT DISNEY COMPANY NOTICE OF 2022 ANNUAL MEETING AND PROXY STATEMENT

EXECUTIVE COMPENSATION

(D) Options granted February 28, 2020 in connection with Mr. Chapek’s appointment as Chief Executive Officer. One-third of the remaining unexercisable options are scheduled to become exercisable on each of December 17, 2021, 2022 and 2023.

(E) Restricted stock units granted February 28, 2020 in connection with Mr. Chapek’s appointment as Chief Executive Officer. One-third of the remaining units are scheduled to vest on each of December 17, 2021, 2022 and 2023.

(F) Restricted stock units granted February 28, 2020 in connection with Mr. Chapek’s appointment as Chief Executive Officer. The units are scheduled to vest on December 17, 2022 subject to satisfaction of a three-year total shareholder return test and three one-year ROIC tests, with the number of units vesting depending on the level at which the tests were satisfied.

(G) Restricted stock units granted December 13, 2017. Remaining shares are scheduled to vest on December 31, 2021.

(H) Restricted stock units granted December 13, 2017. The units are scheduled to vest on December 31, 2021 subject to satisfaction of a total shareholder return test, with the number of units vesting depending on the level at which the tests were satisfied.

(I) Options granted March 21, 2019 following the close of the TFCF acquisition. One-half are scheduled to become exercisable on each of December 19, 2021 and 2022.

(J) Restricted stock units granted March 21, 2019 following the close of the TFCF acquisition. The units are scheduled to vest on December 19, 2021 subject to satisfaction of a total shareholder return and earnings per share test, with the number of units vesting depending on the level at which the tests were satisfied.

(K) Ms. Parker retired from the Company effective July 1, 2021. While she did receive an annual grant on December 17, 2020, she did not vest in the options, RSUs and performance-based restricted stock units granted in December 2020 and they were cancelled upon her retirement.

Extended Vesting of Equity Awards

Options and restricted stock units continue to vest beyond retirement (and options remain exercisable) if (1) they were awarded at least one year prior to the date of an employee’s retirement and (2) the employee was age 60 or older and had at least ten years of service on the date such employee retired. In these circumstances:

•

Options continue to vest following retirement according to the original vesting schedule. They remain exercisable for up to five years following retirement. Options do not, however, remain exercisable beyond the original expiration date of the option.

•

Restricted stock units continue to vest following retirement according to the original vesting schedule, but vesting remains subject to any applicable performance conditions (except, in some cases, the test to ensure that the compensation is deductible pursuant to Section 162(m)).

The extended vesting and exercisability is not available to certain employees outside the United States.

Options and restricted stock units awarded to executive officers with employment agreements also continue to vest (and options remain exercisable) beyond termination of employment if the executive’s employment is terminated by the Company without cause or by the executive with good reason. In this case, options and restricted stock units continue to vest (and options remain exercisable) as though the executive remained employed through the end of the stated term of the employment agreement. If the executive would be age 60 or older and have at least ten years of service as of the end of the stated term of the employment agreement, the options and restricted stock units awarded at least one year prior to the end of the stated term of the agreement would continue to vest (and options remain exercisable) beyond the stated term of the employment agreement.

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EXECUTIVE COMPENSATION

Fiscal 2021 Option Exercises and Stock Vested Table

The following table provides information concerning the exercise of options and vesting of restricted stock unit awards held by the NEOs during fiscal 2021.

	OPTION AWARDS		STOCK AWARDS

	NUMBER OF SHARES ACQUIRED ON EXERCISE	VALUE REALIZED ON EXERCISE	NUMBER OF SHARES ACQUIRED ON VESTING	VALUE REALIZED ON VESTING

ROBERT A. CHAPEK	—	—	18,655	$ 3,268,288

CHRISTINE M. MCCARTHY	34,139	$4,548,721	21,230	3,682,387

ROBERT A. IGER	1,417,629	199,235,312	107,959	19,262,162

ALAN N. BRAVERMAN	146,722	12,415,375	19,116	3,313,521

ZENIA B. MUCHA	69,875	6,704,927	9,806	1,698,818

M. JAYNE PARKER	9,731	591,207	14,094	2,444,772

The value realized on the exercise of options is equal to the amount per share at which the NEO sold shares acquired on exercise (all of which occurred on the date of exercise) minus the exercise price of the option times the number of shares acquired on exercise of the options. The value realized on the vesting of stock awards is equal to the closing market price of the Company’s common stock on the date of vesting times the number of shares acquired upon vesting. The number of shares and value realized on vesting includes shares that were withheld at the time of vesting to satisfy tax withholding requirements.

Equity Compensation Plans

The following table summarizes information, as of October 2, 2021, relating to equity compensation plans of the Company pursuant to which grants of options, restricted stock, restricted stock units or other rights to acquire shares of the Company’s common stock may be granted from time to time.

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS (A)		WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS (B)		NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (A)) (C)

Equity compensation plans approved by security holders[1]	31,727,032	[2,3]	$113.99	[4]	147,900,769	[3,5]

Equity compensation plans not approved by security holders	—		—		—

Total	31,727,032	[2,3]	$113.99	[4]	147,900,769	[3,5]

[1]

These plans are the Company’s Amended and Restated 2011 Stock Incentive Plan (“2011 Stock Incentive Plan”), The Walt Disney Company/Pixar 2004 Equity Incentive Plan (the Disney/Pixar Plan was assumed by the Company in connection with the acquisition of Pixar) and The Walt Disney Company/TFCF 2013 Equity Incentive Plan (the Disney/TFCF Plan was assumed by the Company in connection with the acquisition of TFCF).

[2]

Includes an aggregate of 13,472,395 restricted stock units and performance-based restricted stock units. Includes an aggregate of 52,575 restricted stock units granted under a plan assumed by the Company in connection with the acquisition of Pixar, which was approved by the shareholders of Pixar prior to the Company’s acquisition.

[3]

Assumes shares issued upon vesting of performance-based units vest at 100% of target number of units. Actual number of shares issued on vesting of performance units could be zero to 150% of the target number of units.

[4]	Weighted average exercise price of outstanding options; excludes restricted stock units and performance-based restricted stock units.

[5]

Includes 382,356 securities available for future issuance under a plan assumed by the Company in connection with the acquisition of Pixar, which was approved by the shareholders of Pixar prior to the Company’s acquisition. Includes 27,720,535 securities available for future issuance under a plan assumed by the Company in connection with the acquisition of TFCF, which was approved by the shareholders of TFCF prior to the Company’s acquisition. Assumes all awards are made in the form of options. Each award of one restricted stock unit under the 2011 Stock Incentive Plan reduces the number of shares available under the plan by two, so the number of securities available for issuance will be smaller to the extent awards are made as restricted stock units.

56          THE WALT DISNEY COMPANY NOTICE OF 2022 ANNUAL MEETING AND PROXY STATEMENT

EXECUTIVE COMPENSATION

Pension Benefits

The Company maintains a tax-qualified, noncontributory retirement plan, called the Disney Salaried Pension Plan D, for salaried employees who commenced employment before January 1, 2012. Benefits are based on a percentage of total average monthly compensation multiplied by years of credited service. For service years after 2012, average monthly compensation includes overtime, commission and regular bonus and is calculated based on the highest five consecutive years of compensation during the ten-year period prior to termination of employment or retirement, whichever is earlier. For service years prior to 2012, average monthly compensation considers only base salary, benefits were based on a somewhat higher percentage of average monthly compensation, and benefits included a flat dollar amount based solely on years and hours of service. Retirement benefits are non-forfeitable after three years of vesting service (five years of vesting service prior to 2012) or at age 65 after one year of service. Actuarially reduced benefits are paid to participants whose benefits are non-forfeitable and who retire before age 65 but on or after age 55.

In calendar year 2021, the maximum compensation limit under a tax-qualified plan was $290,000 and the maximum annual benefit that may be accrued under a tax-qualified defined benefit plan was $230,000. To provide additional retirement benefits for key salaried employees, the Company maintains a supplemental non-qualified, unfunded plan, the Amended and Restated Key Plan, which provides retirement benefits in excess of the compensation limitations and maximum benefit accruals under tax-qualified plans. Under this plan, benefits are calculated in the same manner as under the Disney Salaried Pension Plan D, including the differences in benefit determination for years before and after January 1, 2012, described above, except as follows:

•

starting on January 1, 2017, average annual compensation used for calculating benefits under the plans for any participant was capped at the greater of $1,000,000 or the participant’s average annual compensation determined as of January 1, 2017; and

•

benefits for persons who were NEOs on January 1, 2012 are limited to the amount the executive officer would have received had the plan in effect prior to its January 1, 2012 amendment continued without change.

Company employees (including three of the NEOs) who transferred to the Company from ABC, Inc. after the Company’s acquisition of ABC are also eligible to receive benefits under the Disney Salaried Pension Plan A (formerly known as the ABC, Inc. Retirement Plan) and a Benefits Equalization Plan, which, like the Amended and Restated Key Plan, provides eligible participants retirement benefits in excess of the compensation limits and maximum benefit accruals that apply to tax-qualified plans. Mr. Iger, Mr. Braverman and Ms. Mucha received credited years of service under those plans for the years prior to the Company’s acquisitions of ABC, Inc. A term of the 1995 purchase agreement between ABC, Inc. and the Company provides that employees transferring employment to coverage under a Disney pension plan will receive an additional benefit under Disney plans equal to (a) the amount the employee would receive under the Disney pension plans if all of the employee’s ABC service were counted under the Disney pension less (b) the combined benefits the employee receives under the ABC plan (for service prior to the transfer) and the Disney plan (for service after the transfer). Mr. Iger, Mr. Braverman and Ms. Mucha transferred from ABC, and each receives a pension benefit under the Disney plans to bring the employee’s total benefit up to the amount the employee would have received if all the employee’s years of service had been credited under the Disney plans. The effect of these benefits is reflected in the present value of benefits under the Disney plans in the table below.

As of the end of fiscal 2021, Mr. Chapek and Ms. Mucha were eligible for early retirement; Mr. Iger, Mr. Braverman and Ms. McCarthy were eligible for retirement and Ms. Parker had elected early retirement. The early retirement reduction is 50% at age 55, decreasing to 0% at age 65.

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EXECUTIVE COMPENSATION

Fiscal 2021 Pension Benefits Table

The following table sets forth the present value of the accumulated pension benefits that each NEO is eligible to receive under each of the plans described above.

NAME	PLAN NAME	NUMBER OF YEARS OF CREDITED SERVICE AT FISCAL YEAR-END		PRESENT VALUE OF ACCUMULATED BENEFIT AT FISCAL YEAR-END[1]	PAYMENTS DURING LAST FISCAL YEAR[1]

ROBERT A. CHAPEK	Disney Salaried Pension Plan D	20		$ 1,999,686	—
	Disney Amended and Restated Key Plan	20		14,866,796	—
			Total	$16,866,482	—

CHRISTINE M. MCCARTHY	Disney Salaried Pension Plan D	22		$ 1,875,827	—
	Disney Amended and Restated Key Plan	22		4,812,717	—
			Total	$ 6,688,544	—

ROBERT A. IGER	Disney Salaried Pension Plan D	22		$ 1,923,010	—
	Disney Amended and Restated Key Plan	22		15,531,025	—
	Disney Salaried Pension Plan A	25		939,953	—
	Benefit Equalization Plan of ABC, Inc.	25		7,420,927	—
			Total	$25,814,916	—

ALAN N. BRAVERMAN	Disney Salaried Pension Plan D	19		$ 1,470,775	$ 18,564
	Disney Amended and Restated Key Plan	19		5,499,194	—
	Disney Salaried Pension Plan A	9		238,781	93,928
	Benefit Equalization Plan of ABC, Inc.	9		1,331,268	—
			Total	$ 8,540,019	$112,492

ZENIA B. MUCHA	Disney Salaried Pension Plan D	20		$ 1,787,278	—
	Disney Amended and Restated Key Plan	20		4,550,370	—
	Disney Salaried Pension Plan A	1		47,724	—
	Benefit Equalization Plan of ABC, Inc.	1		74,062	—
			Total	$ 6,459,435	—

M. JAYNE PARKER	Disney Salaried Pension Plan D	33		$ 2,576,769	$ 26,087
	Disney Amended and Restated Key Plan	33		6,281,956	63,597
			Total	$ 8,858,725	$ 89,683

[1]	Amounts may not sum to total due to rounding.

These present values assume that each named executive retires at age 65, even for Ms. Parker, who retired prior to age 65, (or their age on October 2, 2021, if older) for purposes of the Disney Salaried Pension Plan D and the Amended and Restated Key Plan and age 62 (or their age on October 2, 2021, if older) for purposes of the Disney Salaried Pension Plan A, and the Amended and Restated Benefit Equalization Plan of ABC, Inc. Age 65 is the normal retirement age under each of the plans and is also the age at which unreduced benefits are payable, except the earliest age at which unreduced benefits are payable under the ABC plans is age 62 for service years prior to 2012. The values also assume a straight life-annuity payment for an unmarried participant. Participants may elect other actuarially reduced forms of payment, such as joint and survivor benefits and payment of benefits for a period certain irrespective of the death of the participant. The present values were calculated using the 2.88% discount rate assumption set forth in footnote 11 to the Company’s Audited Financial Statements for fiscal 2021 and using actuarial factors including Pri-2012 annuitant mortality table, projected generationally with a modified version of the MP-2019 scale for males and females. The present values reported in the table are not available as lump sum payments under the plans.

Fiscal 2021 Non-Qualified Deferred Compensation Table

Under the Company’s Non-Qualified Deferred Compensation Plan, U.S.-based executives at the level of Senior Vice President or above may defer a portion of their compensation and applicable taxes with an opportunity to earn a tax-deferred return on the deferred amounts. The plan gives eligible executives the opportunity to defer up to 50% of their base salary and up to 100% of their annual performance-based bonus award until retirement or termination of employment or, at the executive’s election, until an earlier date at least five years following the date the compensation is earned. The Company also has the option to make a contribution into an executive’s deferred compensation account on terms and subject to any conditions (such as vesting conditions) the Company

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58          THE WALT DISNEY COMPANY NOTICE OF 2022 ANNUAL MEETING AND PROXY STATEMENT

EXECUTIVE COMPENSATION

chooses. Amounts in an executive’s deferred account earn a return based on the executive’s election among a series of mutual funds designated by the Company, which are generally the same funds available under the Company’s qualified deferred compensation plans. Returns on the funds available for the deferred account ranged from -0.9% to 44.09% for the year ended October 2, 2021.

The deferred amounts and any deemed earnings on the amounts are not actual investments and are obligations of the Company. Ms. McCarthy participated in this plan in fiscal 2021, and her contributions and aggregate earnings during the fiscal year and aggregate balance at the end of the fiscal year are reflected in the table below. Ms. McCarthy’s contributions represent deferred salary in the amount of $951,242 and bonus in the amount of $7,336,137. Mr. Chapek and Ms. Mucha earned a return on amounts contributed in prior fiscal years, and Ms. Parker had a negative return on the year, but they did not make a contribution in fiscal 2021.

From 2000 through 2005, $500,000 per year of Mr. Iger’s annual base salary was deferred. The following table sets forth the earnings on the deferred amount in fiscal 2021 and the aggregate balance of Mr. Iger’s deferral account, including accumulated earnings, as of October 2, 2021. Mr. Iger’s employment agreement provides that the deferred compensation will be paid, together with interest at the applicable federal rate for mid-term treasuries, reset annually, no later than 30 days after he is no longer subject to the provisions of Section 162(m) of the Internal Revenue Code (or at such later date as is necessary to avoid the imposition of an additional tax on Mr. Iger under Section 409A of the Internal Revenue Code). The interest rate is adjusted annually in March and the weighted average interest rate for fiscal 2021 was 0.999%. There were no additions during the fiscal year to the deferred amount by either the Company or Mr. Iger other than these earnings and no withdrawals during the fiscal year.

	EXECUTIVE CONTRIBUTIONS IN LAST FISCAL YEAR	AGGREGATE EARNINGS IN LAST FISCAL YEAR	AGGREGATE BALANCE AT LAST FISCAL YEAR-END

Robert A. Chapek	—	$ 1,554,812	$ 8,531,134

Christine M. McCarthy	$8,287,379	10,154,211	46,986,666

Robert A. Iger	—	44,826	4,531,196

Zenia B. Mucha	—	889,165	5,035,341

M. Jayne Parker	—	(71,891)	11,090,442

Because the earnings accrued under these programs were not “above market” or preferential, these amounts are not reported in the Fiscal 2021 Summary Compensation Table. A portion of the aggregate balances at last fiscal year-end were however included in the Summary Compensation Table since fiscal year 2019, as follows:

		AMOUNT INCLUDED IN SUMMARY COMPENSATION TABLE
	FISCAL YEAR	SALARY	NON-EQUITY INCENTIVE PLAN	TOTAL[1]

Robert A. Chapek	2021	—	—	—

	2020	—	—	—

Christine M. McCarthy	2021	$951,242	—	$951,242

	2020	830,389	—	830,389

	2019	898,529	$6,229,646	7,128,174

Robert A. Iger	2021	—	—	—

	2020	—	—	—

	2019	—	—	—

Zenia B. Mucha	2021	—	—	—

	2020	—	—	—

	2019	—	—	—

M. Jayne Parker	2021	—	—	—

	2020	—	—	—

	2019	—	$2,587,068	$2,587,068

[1]	Amounts may not sum to total due to rounding.

THE WALT DISNEY COMPANY NOTICE OF 2022 ANNUAL MEETING AND PROXY STATEMENT          59

EXECUTIVE COMPENSATION

Potential Payments and Rights on Termination or Change in Control

Our NEOs may receive compensation in connection with termination of their employment. This compensation is payable pursuant to (a) the terms of compensation plans applicable by their terms to all participating employees and (b) the terms of employment agreements with each of our NEOs. We have entered into employment agreements with NEOs that end on the following dates: February 28, 2023 for Mr. Chapek, June 30, 2024 for Ms. McCarthy, December 31, 2021 for Mr. Iger, December 31, 2021 for Mr. Braverman, December 31, 2021 for Ms. Mucha and June 30, 2021 for Ms. Parker. As Ms. Parker retired from the Company before fiscal year end, she was not entitled to termination payments as of October 2, 2021.

The termination provisions serve a variety of purposes including: providing the benefits of equity incentive plans to the executive and the executive’s family in case of death or disability; defining when the executive may be terminated with cause and receive no further compensation; and clearly defining rights in the event of a termination in other circumstances. The availability, nature and amount of compensation on termination differ depending on whether employment terminates because of:

•	death or disability;

•	the Company’s termination of the executive pursuant to the Company’s termination right or the executive’s decision to terminate because of action the Company takes or fails to take;

•	the Company’s termination of the executive for cause; or

•	expiration of an employment agreement, retirement or other voluntary termination.

The compensation that each of our NEOs may receive under each of these termination circumstances is described below.

It is important to note that the amounts of compensation set forth in the tables below are based on the specific assumptions noted and do not predict the actual compensation that our NEOs would receive. Actual compensation received would be a function of a number of factors that are unknowable at this time, including: the date of the executive’s termination of employment; the executive’s base salary at the time of termination; the executive’s age and service with the Company at the time of termination; and, because many elements of the compensation are performance-based pursuant to the Company’s compensation philosophy described in “Compensation Discussion and Analysis,” above, the future performance of the Company. Moreover, because each of Mr. Iger, Mr. Braverman, and Ms. Mucha have voluntarily retired, none of them will become entitled to receive any compensation described below in connection with a termination of employment, other than benefits that are available with respect to retirement.

Moreover, the option and restricted stock unit acceleration amounts in case of a termination without cause or by the executive for good reason assume that these awards immediately accelerate, which is not the case in the absence of a change in control. Rather, options and units continue to vest over time and in most cases are subject to the same performance measures that apply if there had been no termination. (The performance measures do not apply to vesting of restricted stock unit awards when termination is due to death or disability, and the test to assure deductibility under Section 162(m) does not apply if it is not necessary to preserve deductibility.)

In addition, although the descriptions and amounts below are based on existing agreements, in connection with a particular termination of employment the Company and the NEO may mutually agree on severance terms that vary from those provided in the NEO’s pre-existing agreement.

In each of the circumstances described below, our NEOs are eligible to receive earned, unpaid salary through the date of termination and benefits that are unconditionally accrued as of the date of termination pursuant to policies applicable to all employees. This includes the deferred compensation and earnings on these deferred amounts as described under the “Fiscal 2021 Non-Qualified Deferred Compensation Table.” This earned compensation is not described or quantified below because these amounts represent earned, vested benefits that are not contingent on the termination of employment, but we do describe and quantify benefits that continue beyond the date of termination that are in addition to those provided for in the applicable benefit plans. The executive’s accrued benefits include the pension benefits described under “Pension Benefits,” which become payable to all participants who have reached retirement age. Because they have reached early retirement or retirement age under the plans, each executive officer would have been eligible to receive these benefits if their employment had terminated at the end of fiscal 2021. Because the pension benefits do not differ from those described under “Pension Benefits” except in ways that are equally applicable to all salaried employees, the nature and amount of their pension benefits are not described or quantified below.

60          THE WALT DISNEY COMPANY NOTICE OF 2022 ANNUAL MEETING AND PROXY STATEMENT

EXECUTIVE COMPENSATION

DEATH AND DISABILITY

The employment agreement of each NEO provides for payment of any unpaid bonus for any fiscal year that had been completed at the time of the executive’s death or termination of employment due to disability. The amount of the bonus will be determined by the Compensation Committee using the same criteria used for determining a bonus as if the executive remained employed. As Ms. Parker retired from the Company before fiscal year end, she was not entitled to death and disability payments as of October 2, 2021.

In addition to the compensation and rights in employment agreements, the 2011 Stock Incentive Plan and award agreements thereunder provide that all options awarded to a participant (including the NEOs) become fully exercisable upon the death or disability of the participant and remain exercisable for 18 months in the case of death and 12 months in the case of disability (or 18 months in the case of participants who are eligible for immediate retirement benefits or 36 to 60 months, depending on the original grant date, in the case of participants who would at the time of termination due to disability be over 60 years of age and have more than 10 years of service and where the options have been outstanding for one year at such time), and if the performance measurement has not been made at the time of death or disability, all restricted stock units awarded to the participant under the 2011 Stock Incentive Plan will, to the extent the units had not previously been forfeited, fully vest and become payable upon the death or disability of the participant. If a performance measurement has been made at the time of death or disability with respect to restricted stock units, the restricted stock units will vest and accelerate based on the performance measurement.

The following table sets forth the value of the estimated payments and benefits each of our NEOs would have received under our compensation plans and their employment agreements if their employment had terminated at the close of business on the last day of fiscal 2021 as a result of death or disability. The value of option acceleration is equal to the difference between the $176.01 closing market price of shares of the Company’s common stock on October 1, 2021 (the last trading day in fiscal 2021) and the weighted average exercise price of options with an exercise price less than the market price times the number of shares subject to such options that would accelerate as a result of termination. The value of restricted stock unit acceleration is equal to the $176.01 closing market price of shares of the Company’s common stock on October 1, 2021 multiplied by the number of units that would accelerate as a result of termination, which, for performance-based units, is equal to the target number of units.

	CASH PAYMENT[1]	OPTION ACCELERATION	RESTRICTED STOCK UNIT ACCELERATION

Robert A. Chapek	$14,330,000	$ 6,457,679	$ 19,603,114

Christine M. McCarthy	7,680,000	5,950,933	14,976,515

Robert A. Iger	22,920,000	21,840,053	209,629,812

Alan N. Braverman	7,000,000	5,111,175	11,412,664

Zenia B. Mucha	2,840,000	2,469,142	5,083,257

[1]	This amount is equal to the bonus awarded to the NEOs with respect to fiscal 2021 and set forth in the “Non-Equity Incentive Plan Compensation” column of the Fiscal 2021 Summary Compensation Table.

TERMINATION PURSUANT TO COMPANY TERMINATION RIGHT OTHER THAN FOR CAUSE OR BY EXECUTIVE FOR GOOD REASON

The employment agreement of each NEO provides that the executive officer will receive a bonus for any fiscal year that had been completed at the time of termination of employment if the executive officer’s employment is terminated by the Company pursuant to the Company’s termination right other than for cause (as described below) or by the NEO with good reason (as described below). The amount of the bonus will be determined by the Compensation Committee using the same criteria used for determining a bonus if the executive remained employed.

In addition, each NEO’s employment agreement provides that the NEO will receive the following compensation and rights conditioned on the NEO executing a mutual release of liability and (except in the case of Mr. Iger) agreeing to provide the Company with consulting services for a period of six months after the NEO’s termination (or, if less, for the remaining term of the NEO’s employment agreement):

•

A lump sum payment to be made six months and one day after termination equal to the base salary the NEO would have earned had the NEO remained employed during the term of the NEO’s consulting agreement or, in the case of Mr. Iger, equal to the base salary he would have earned had he remained employed until the scheduled expiration date of his employment set forth in the employment agreement.

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THE WALT DISNEY COMPANY NOTICE OF 2022 ANNUAL MEETING AND PROXY STATEMENT          61

EXECUTIVE COMPENSATION

•

In the case of the NEOs other than Mr. Iger, if the consulting agreement was terminated other than as a result of the NEO’s material breach of the consulting agreement, a further lump sum payment to be made six months and one day after termination of employment equal to the base salary the NEO would have earned had the NEO remained employed after the termination of the NEO’s consulting agreement and until the scheduled expiration date of employment set forth in the employment agreement.

•	A bonus for the year in which the NEO is terminated equal to a pro-rata portion of a target bonus amount determined in accordance with the employment agreement.

•

All options that had vested as of the termination date or were scheduled to vest no later than three months after the original contract termination date will remain or become exercisable as though the NEO were employed until that date. The options will remain exercisable until the earlier of (a) the scheduled expiration date of the options and (b) three months after the scheduled expiration date of the NEO’s employment as set forth in the employment agreement. In addition, as is true for all employees, options awarded at least one year before termination will continue to vest and will remain exercisable until the earlier of the expiration date of the option and five years after the termination date if the officer would have attained age 60 and have completed more than 10 years of service as of that date. Pursuant to employment agreements with each of the NEOs, the termination date for these purposes will be deemed to be the contract termination date set forth in the employment agreement. For any employee that is eligible for immediate retirement benefits, options awarded within, but less than, one year of termination will vest to the extent they are scheduled to vest within three months of termination and will remain exercisable for 18 months following termination. In addition, any options granted to Mr. Iger less than one year prior to the date of termination will continue to vest and remain exercisable until the expiration date of the option.

•

All restricted stock units that were scheduled to vest prior to the contract termination date set forth in the employment agreement will vest as though the NEO were employed until that date to the extent applicable performance tests are met (but any test to assure deductibility of compensation under Section 162(m) will be waived for any units scheduled to vest after the fiscal year in which the termination of employment occurs unless application of the test is necessary to preserve deductibility). As is true for all employees, restricted stock units awarded at least one year before termination will continue to vest through the end of the vesting schedule to the extent applicable performance criteria are met if the officer would be over 60 years of age and have more than 10 years of service as of the termination date. Pursuant to employment agreements with each of the NEOs, the termination date for these purposes will be deemed to be the contract termination date set forth in the employment agreement. Any restricted stock units awarded to Mr. Iger less than one year prior to the date of termination will continue to vest according to their original terms to the extent applicable performance criteria are met.

The employment agreements provide that the Company has the right to terminate the NEO’s employment subject to payment of the foregoing compensation in its sole, absolute and unfettered discretion for any reason or no reason whatsoever. A termination for cause does not constitute an exercise of this right and would be subject to the compensation provisions described below under the section “Termination for Cause.”

The employment agreements provide that a NEO can terminate the NEO’s employment “for good reason” following notice to the Company within three months of the NEO having actual notice of the occurrence of any of the following events (except that the Company will have 30 days after receipt of the notice to cure the conduct specified in the notice):

(i)    a reduction in the NEO’s base salary, annual target bonus opportunity or (where applicable) annual target long-term incentive award opportunity;

(ii)    the removal from the NEO’s position (including in the case of Mr. Iger, the failure to elect or reelect him as a member of the Board of Directors or his removal from the position of Chairman);

(iii)    a material reduction in the NEO’s duties and responsibilities;

(iv)    the assignment to the NEO of duties that are materially inconsistent with the NEO’s position or duties or that materially impair the NEO’s ability to function in the NEO’s office;

(v)    relocation of the NEO’s principal office to a location that is more than 50 miles outside of the greater Los Angeles area and, in the case of Mr. Iger, that is also more than 50 miles from Manhattan; or

(vi)    a material breach of any material provision of the NEO’s employment agreement by the Company.

62          THE WALT DISNEY COMPANY NOTICE OF 2022 ANNUAL MEETING AND PROXY STATEMENT

EXECUTIVE COMPENSATION

A NEO (or any employee holding equity awards) can also terminate “for good reason” after a change in control (as defined in the 2011 Stock Incentive Plan) if, within 12 months following the change in control, a “triggering event” occurs, and in that case the 2011 Stock Incentive Plan provides that any outstanding options, restricted stock units, performance-based restricted stock units or other plan awards will generally become fully vested and, in certain cases, paid to the plan participant. A triggering event is defined to include: (a) a termination of employment by the Company other than for death, disability or “cause;” or (b) a termination of employment by the participant following a reduction in position, pay or other “constructive termination.” Under the 2011 Stock Incentive Plan, “cause” has the same meaning as in the NEO’s employment agreement, as defined below under “Termination for Cause.” Any such payments that become subject to the excess parachute tax rules may be reduced in certain circumstances.

Each NEO’s employment agreement specifies that any compensation resulting from subsequent employment will not be offset against amounts described above.

The following table provides a quantification of benefits (as calculated in the following paragraph) each of the NEOs would have received if their employment had been terminated at the end of fiscal 2021 (under their employment agreements as in effect at that time) by the Company pursuant to its termination right or by the executive with good reason.

The “option valuation” amount is (a) the difference between the $176.01 closing market price of shares of the Company’s common stock on October 1, 2021 and the weighted average exercise price of options with an exercise price less than the market price times (b) the number of options with in-the-money exercise prices that would become exercisable despite the termination. The “restricted stock unit valuation” amount is the $176.01 closing market price on October 1, 2021, times the target number of units that could vest. However, as described above, options do not become immediately exercisable and restricted stock units do not immediately vest (and would eventually vest only to the extent applicable performance conditions are met) absent a change in control. The actual value realized from the exercise of the options and the vesting of restricted stock units may therefore be more or less than the amount shown below depending on changes in the market price of the Company’s common stock and the satisfaction of applicable performance tests.

	CASH PAYMENT[1]	OPTION VALUATION	RESTRICTED STOCK UNIT VALUATION

Robert A. Chapek

No change in control	$17,858,846	$ 6,457,679	$ 19,603,114

Change in control	17,858,846	6,457,679	19,603,114

Christine M. McCarthy

No change in control	10,080,000	5,950,933	14,976,515

Change in control	10,080,000	5,950,933	14,976,515

Robert A. Iger

No change in control	23,670,000	21,840,053	209,629,812

Change in control	23,670,000	21,840,053	209,629,812

Alan N. Braverman

No change in control	7,453,750	5,111,175	11,412,664

Change in control	7,453,750	5,111,175	11,412,664

Zenia B. Mucha

No change in control	3,139,250	2,469,142	5,083,257

Change in control	3,139,250	2,469,142	5,083,257

[1]

This amount is equal to the bonus awarded to the NEOs with respect to fiscal 2021 and set forth in the “Non-Equity Incentive Plan Compensation” column of the “Fiscal 2021 Summary Compensation Table,” plus the lump sum payments based on salary through the end of the employment term as described above.

THE WALT DISNEY COMPANY NOTICE OF 2022 ANNUAL MEETING AND PROXY STATEMENT          63

EXECUTIVE COMPENSATION

TERMINATION FOR CAUSE

Each NEO’s employment agreement provides that, if the NEO’s employment is terminated by the Company for cause, the NEO will only be eligible to receive the compensation earned and benefits vested through the date of termination, including any rights the NEO may have under the NEO’s indemnification agreement with the Company or the equity plans of the Company.

“Termination for Cause” is defined in Mr. Iger’s employment agreement as termination by the Company due to (i) conviction of a felony or the entering of a plea of nolo contendere to a felony charge; (ii) gross neglect, willful malfeasance or willful gross misconduct in connection with his employment which has had a material adverse effect on the business of the Company, unless he reasonably believed in good faith that such act or non-act was in, or not opposed to, the best interests of the Company; (iii) his substantial and continual refusal to perform his duties, responsibilities or obligations under the agreement that continues after receipt of written notice identifying the duties, responsibilities or obligations not being performed; (iv) a violation that is not timely cured of any Company policy that is generally applicable to all employees or all officers of the Company that he knows or reasonably should know could reasonably be expected to result in a material adverse effect on the Company; (v) any failure (that is not timely cured) to cooperate, if requested by the Board, with any investigation or inquiry into his or the Company’s business practices, whether internal or external; or (vi) any material breach that is not timely cured of covenants relating to non-competition during the term of employment and protection of the Company’s confidential information.

“Termination for Cause” is defined in Mr. Braverman’s, Ms. McCarthy’s, Mr. Chapek’s and Ms. Mucha’s employment agreements as termination by the Company due to gross negligence, gross misconduct, willful nonfeasance or willful material breach of the agreement by the executive unless, if the Company determines that the conduct or cause is curable, such conduct or cause is timely cured by the executive.

EXPIRATION OF EMPLOYMENT TERM; RETIREMENT

Each of the NEOs is eligible to receive earned, unpaid salary and unconditionally vested accrued benefits (including continued vesting of restricted stock units and vesting and exercisability of options awarded more than one year prior to retirement if they are over 60 years of age with over 10 years of service) if the NEO’s employment terminates at the expiration of the NEO’s employment agreement or the NEO otherwise retires, but except as described below they are not contractually entitled to any additional compensation in this circumstance.

Following the termination of Mr. Iger’s employment at the expiration date, to enable the Company to have access to Mr. Iger’s unique skills, knowledge and experience with regard to the media and entertainment business, Mr. Iger would serve as a consultant to the Company for a period of five years. In this capacity, Mr. Iger would provide assistance, up to certain specified monthly and annual maximum time commitments, on such matters as his successor as Chief Executive Officer may request from time to time. In consideration of his consulting services, Mr. Iger will receive a quarterly fee of $500,000 for each of the quarters of this five-year period. For the five years following termination of employment, the Company would also provide Mr. Iger with the same security services (other than the personal use of a Company-provided or Company-leased aircraft) as it has made available to him as Chief Executive Officer.

Mr. Braverman’s, Ms. McCarthy’s, Ms. Mucha’s and Ms. Parker’s employment agreements each provide that the Chief Executive Officer will recommend to the Compensation Committee an annual cash bonus for the fiscal year in which their respective employment agreements end based on the executive’s contributions during that fiscal year. Per Mr. Chapek’s employment agreement, the Compensation Committee will determine an annual cash bonus for the fiscal year in which his employment agreement ends based on his contributions during that year.

As in the case of a termination under the Company’s termination right other than for cause or the executive’s right to terminate for good reason, vested options and restricted stock units will remain exercisable for 18 months for executives eligible to receive retirement benefits, and options and restricted stock units outstanding for at least one year will continue to vest, and options will remain exercisable, for up to three or five years (depending on the original grant date) if the NEO was age 60 or greater and had at least ten years of service at the date of retirement. In addition, if Mr. Iger retires at December 31, 2021, all options and restricted stock units awarded to him after June 30, 2016, will, subject to the satisfaction of applicable performance criteria, continue to vest and in the case of options, remain exercisable following his retirement according to their original vesting schedule and expiration date.

64          THE WALT DISNEY COMPANY NOTICE OF 2022 ANNUAL MEETING AND PROXY STATEMENT

EXECUTIVE COMPENSATION

Pay Ratio

In accordance with SEC rules, we are providing the ratio of the annual total compensation of our Chief Executive Officer to the annual total compensation of the Company’s median employee. The ratio is a reasonable estimate calculated in a manner consistent with SEC rules and the methodology described below.

Per SEC rules, the Company is permitted to use the same median employee as was used in fiscal 2020, and the Company determined that no change was needed to the median employee since there has been no change in the Company’s employee compensation arrangements that we believe would significantly impact the pay ratio disclosure. Our methodology to confirm the median employee is consistent with last year. We reviewed the annual base salary of the global workforce as of the last business day of the fiscal year, October 2, 2021. Due to population size, we identified a band of employees with a base salary that approximates the median base salary for the Company. The median base salary reflects a workforce with large populations of seasonal, part-time and international employees working in multiple, distinct lines of business. We calculated the median employee’s total annual compensation for fiscal 2021 (which consisted of an increase to base salary, overtime pay and the Company’s contribution to health insurance premiums) and ensured the median employee’s compensation did not contain distortive compensation features (e.g., abnormal amounts of overtime, special premium pay or commissions/tips, etc.).

The median Disney employee works in a full-time hourly role in parks and has been with the Company for over ten years. For fiscal 2021, the median employee’s total annual compensation was $50,430. Mr. Chapek’s total annual compensation, including the Company’s contribution to health insurance premiums (which are not included in the Fiscal 2021 Summary Compensation Table in this proxy statement), was $32,484,148. The ratio of these amounts was 644:1.

Other Compensation Information

Risk Management Considerations

The Compensation Committee believes that the following features of performance-based bonus and equity programs appropriately incentivize the creation of long-term shareholder value while discouraging behavior that could lead to excessive risk:

•

Financial Performance Measures. The financial metrics used to determine the amount of an executive’s bonus are measures the Committee believes drive long-term shareholder value. The ranges set for these measures are intended to reward success without encouraging excessive risk-taking.

•

Limit on Bonus. The overall bonus opportunity is not expected to exceed two times the target amount, no matter how much financial performance exceeds the ranges established at the beginning of the fiscal year.

•

Equity Vesting Periods. Performance-based stock units generally vest in three years. Time-based stock units and options vest annually for up to four years and options remain exercisable for ten years. These periods are designed to reward sustained performance over several periods, rather than performance in a single period.

•

Equity Retention Guidelines. NEOs are required to acquire within five years of becoming an executive officer, and hold as long as they are executive officers of the Company, shares (including restricted stock units) having a value of at least three times their base salary amounts, or five times in the case of the Chief Executive Officer and Executive Chairman. If these levels have not been reached, these officers are required to retain ownership of shares representing at least 75% of the net after-tax gain (100% in the case of the Chief Executive Officer) realized on exercise of options for a minimum of twelve months. Based on holdings of units and shares on January 10, 2022, each NEO then in office exceeded the minimum holding requirement on that date.

•

No Hedging or Pledging. The Company’s insider trading compliance program prohibits members of the Board of Directors, NEOs and all other employees subject to the Company’s insider trading compliance program from entering into any transaction designed to hedge, or having the effect of hedging, the economic risk of owning the Company’s securities and prohibits certain persons, including members of the Board of Directors and the NEOs, from pledging Company securities.

•

Clawback Policy. If the Company is required to restate its financial results due to material noncompliance with financial reporting requirements under the securities laws as a result of misconduct by an executive officer, applicable law permits the Company to recover incentive compensation from that executive officer (including profits realized from the sale of Company securities). In such a situation, the Board of Directors would exercise its business judgment to determine what action it believes is appropriate.

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THE WALT DISNEY COMPANY NOTICE OF 2022 ANNUAL MEETING AND PROXY STATEMENT          65

EXECUTIVE COMPENSATION

Action may include recovery or cancellation of any bonus or incentive payments made to an executive on the basis of having met or exceeded performance targets during a period of fraudulent activity or a material misstatement of financial results if the Board determines that such recovery or cancellation is appropriate due to intentional misconduct by the executive officer that resulted in performance targets being achieved that would not have been achieved absent such misconduct. Under the 2011 Stock Incentive Plan approved at the Company’s 2020 Annual Meeting, equity awards pursuant to the plan may be clawed back where there is reputational or financial harm to the Company, even in the absence of a restatement.

Equity awards are made on dates the Compensation Committee meet. Committee meetings are normally scheduled well in advance and are not scheduled with an eye to announcements of material information regarding the Company. The Committee may make an award with an effective date in the future contingent on commencement of employment, execution of a new employment agreement or some other subsequent event, or may act by unanimous written consent on the date of such an event when the proposed issuances have been reviewed by the Committee prior to the date of the event.

At the Compensation Committee’s request, management conducted its annual assessment of the risk profile of our compensation programs in November 2021. The assessment included an inventory of the compensation programs at each of the Company’s segments and an evaluation of whether any program contained elements that created risks that could have a material adverse impact on the Company. Management provided the results of this assessment to Pay Governance LLC, the Committee’s compensation consultant, which evaluated the findings and reviewed them with the Committee. As a result of this review, the Committee determined that the risks arising from the Company’s policies and practices are not reasonably likely to have a material adverse effect on the Company.

Peer Groups

SUMMARY OF PEER GROUPS

The following table summarizes the three distinct peer groups we use for three distinct purposes, described in more detail below:

PEER GROUP	PURPOSE	FISCAL 2021 COMPOSITION

Media Industry Peers	Evaluating compensation levels for the NEOs	Nine other major media companies

General Industry Peers	Evaluating general compensation structure, policies and practices	16 similarly-sized global companies with a consumer orientation and/or strong brand recognition

Performance Peers	Evaluating relative economic performance of the Company	S&P 500

MEDIA INDUSTRY PEERS

The Compensation Committee believes that there is a limited pool of talent with the set of creative and organizational skills needed to run a global creative organization like the Company. The Committee also understands that executives with the background needed to manage a company such as ours have career options with compensation opportunities that normally exceed those available in most other industries, and that compensation levels within the peer group are driven by the dynamics of compensation in the entertainment industry and not the ownership structure of a particular company. Accordingly, the market for executive talent to lead the Company, and the group against which to compare our executive compensation, is best represented by the companies in our media industry peer group. At the beginning of fiscal 2021, companies included in the media industry peer group consisted of Alphabet, Amazon, Apple, AT&T, Comcast, Discovery, Meta Platforms, Netflix and ViacomCBS.

GENERAL INDUSTRY PEERS

The Compensation Committee believes that the features of the Company’s overall compensation structure, policies and practices should normally be consistent for all executives. Because our operations span multiple industries, the Committee believes that a

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66          THE WALT DISNEY COMPANY NOTICE OF 2022 ANNUAL MEETING AND PROXY STATEMENT

EXECUTIVE COMPENSATION

consistent approach across the breadth of the Company’s operations with respect to features of our overall executive compensation structure is best achieved by reference to a group of General Industry Peers that is broader than the Media Industry Peers.

The peer group used for establishing compensation structure, policies and practices consists of companies that have:

•	A consumer orientation and/or strong brand recognition;

•	A global presence and operations;

•	Annual revenue no less than 40% and no more than two and a half times our annual revenue; and

•	As a general matter, a market capitalization in the range of approximately one-quarter to four times our market capitalization;

•	Plus companies that do not meet the revenue or market cap test, but that are included in the peer groups used by one or more of the Media Industry Peers.

The companies that met these criteria and were included at the beginning of fiscal 2021 in our “General Industry Peers” group were:

•	Alphabet

•	Amazon.com

•	Apple

•	AT&T

•	Charter Communications

•	Cisco Systems
•	Comcast

•	Discovery

•	IBM

•	Intel

•	Meta Platforms

•	Microsoft
•	Netflix

•	Oracle

•	Verizon Communications

•	ViacomCBS

PERFORMANCE PEERS

The overall financial performance of the Company is driven by the Company’s diverse businesses, which compete in multiple sectors of the overall market. The Compensation Committee believes that, given the span of the Company’s businesses, the best measure of relative performance is how the Company’s diverse businesses have fared in the face of the economic trends that impact companies in the overall market and that the best benchmark for measuring such success is the Company’s relative performance compared to that of the companies comprising the S&P 500. Accordingly, the Committee has selected the S&P 500 to set the context for evaluating the Company’s performance and to measure relative performance for performance-based restricted stock unit awards.

Deductibility of Compensation

For taxable years commencing after 2017, Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation over $1 million paid to any person whose compensation was required to be included in the Company proxy statement for any fiscal year after 2016 because such person was either the Company’s Chief Executive Officer or Chief Financial Officer or was one the Company’s three other most highly compensated executive officers for such fiscal year. Accordingly, to the extent that compensation in excess of $1 million is payable to any such person in any fiscal year after fiscal 2018, such excess amount is likely to be non-deductible by the Company for federal income tax purposes. However, Section 162(m) exempts qualifying performance-based compensation paid after fiscal 2018 pursuant to a binding written agreement in effect on November 2, 2017. Thus, performance-based awards that were outstanding on that date or awarded thereafter pursuant to a binding written agreement can be exempt from the deduction limit if applicable requirements are met. For fiscal 2021, Ms. Parker’s employment contract was in place without amendment from prior to November 2, 2017.

Awards to executive officers under the annual performance-based bonus program and the long-term incentive program that were (i) granted prior to November 2, 2017, or (ii) may continue to qualify for the exemption because they are granted pursuant to a binding written agreement in effect on such date, have been or will be made payable or vest subject to achievement of a performance test based on adjusted net income in order to qualify for the exemption from Section 162(m), to the extent available. If this test is satisfied, the additional performance tests described in the Compensation Discussion and Analysis are applied to determine the actual payout of such bonuses and awards, which in order to remain deductible may not be more than the maximum level funded

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EXECUTIVE COMPENSATION

based on achievement of the Section 162(m) test. Adjusted net income means net income adjusted, as appropriate, to exclude the following items or variances: change in accounting principles; acquisitions; dispositions of a business; asset impairments; restructuring charges; extraordinary, unusual or infrequent items; and extraordinary litigation costs and insurance recoveries. For fiscal 2021, the adjusted net income (loss) target was ($3.9 billion), and the Company achieved adjusted net income of $4.2 billion. Net income was adjusted to account for international channels goodwill and intangible impairment charges, transaction purchase accounting, restructuring and impairment charges, discontinued operations, closures at Disney Parks, Experiences and Products and the gain on sale of equity investments.

Therefore, the Section 162(m) test was satisfied with respect to restricted stock units vesting based on fiscal 2021 results.

68          THE WALT DISNEY COMPANY NOTICE OF 2022 ANNUAL MEETING AND PROXY STATEMENT

EXECUTIVE COMPENSATION

Compensation Committee Report

The Compensation Committee has:

(1)	reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement with management; and

(2)

based on this review and discussion, recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s proxy statement relating to the 2022 Annual Meeting of shareholders.

Members of the Compensation Committee

Mary T. Barra

Maria Elena Lagomasino (Chair)

Calvin R. McDonald

Mark G. Parker

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Audit-Related Matters

Audit Committee Report

The charter of the Audit Committee of the Board specifies that the purpose of the committee is to assist the Board in its oversight of:

•	the integrity of the Company’s financial statements;

•	the adequacy of the Company’s system of internal controls;

•	the Company’s compliance with legal and regulatory requirements;

•	the qualifications and independence of the Company’s independent registered public accountants;

•	the performance of the Company’s independent registered public accountants and of the Company’s internal audit function; and

•	to prepare this audit committee report as required by the Securities and Exchange Commission.

In carrying out these responsibilities, the Audit Committee, among other things:

•	monitors preparation of quarterly and annual financial reports by the Company’s management;

•

supervises the relationship between the Company and its independent registered public accountants, including: having direct responsibility for their appointment; evaluation of their qualifications, performance and independence; compensation; when necessary, termination of engagement; and preapproval of the scope and extent of their audit and non-audit services; and

•

oversees management’s implementation and maintenance of effective systems of internal and disclosure controls, including review of the Company’s policies relating to legal and regulatory compliance, ethics and conflicts of interests and review of the Company’s internal auditing program.

The Committee met 7 times during fiscal 2021. The Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Committee’s meetings include, whenever appropriate, executive sessions in which the Committee meets separately with the Company’s independent registered public accountants, the Company’s internal auditor, the Company’s Chief Financial Officer and the Company’s General Counsel.

As part of its oversight of the Company’s financial statements, the Committee reviews and discusses with both management and the Company’s independent registered public accountants all annual and quarterly financial statements prior to their issuance and other financial disclosures as appropriate. During fiscal 2021, management advised the Committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles, and management reviewed significant accounting and disclosure issues with the Committee. These reviews included discussion with PricewaterhouseCoopers LLP, the Company’s independent registered public accountants, of matters required to be discussed pursuant to applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission, including the quality of the Company’s accounting policies, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Committee also discussed with PricewaterhouseCoopers LLP the independence of PricewaterhouseCoopers LLP and related matters, including a review of audit and non-audit fees and the written disclosures and the letter from PricewaterhouseCoopers LLP to the Committee pursuant to applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committee concerning independence.

In addition, the Committee reviewed key initiatives and programs aimed at maintaining the effectiveness of the Company’s internal and disclosure control structure. As part of this process, the Committee continued to monitor the scope and adequacy of the Company’s internal auditing program, reviewing internal audit department staffing levels and steps taken to maintain the effectiveness of internal procedures and controls.

Taking all of these reviews and discussions into account, the undersigned Committee members recommended to the Board that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended October 2, 2021, for filing with the Securities and Exchange Commission.

Members of the Audit Committee

Safra A. Catz (Chair)

Francis A. deSouza

Michael B.G. Froman

Derica W. Rice

70          THE WALT DISNEY COMPANY NOTICE OF 2022 ANNUAL MEETING AND PROXY STATEMENT

AUDIT-RELATED MATTERS

Policy for Approval of Audit and Permitted Non-Audit Services

All audit, audit-related, tax and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by PricewaterhouseCoopers LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee’s Outside Auditor Independence Policy provides for pre-approval of specifically described audit, audit-related, tax and other services by the Committee on an annual basis, but individual engagements anticipated to exceed pre-established thresholds must be separately approved. The policy also requires specific approval by the Committee if total fees for audit-related, tax and other services would exceed total fees for audit services in any fiscal year. The policy authorizes the Committee to delegate to one or more of its members pre-approval authority with respect to permitted services, and the Committee has delegated to the Chair of the Committee the authority to pre-approve services in certain circumstances.

Auditor Fees and Services

The following table presents fees for professional services rendered by PricewaterhouseCoopers LLP for the audit of the Company’s annual financial statements and internal control over financial reporting for fiscal 2021 and fiscal 2020, together with fees for audit-related, tax and other services rendered by PricewaterhouseCoopers LLP during fiscal 2021 and fiscal 2020. Audit-related services consisted principally of audits and agreed upon procedures of other entities related to the Company, viewership rankings and other attest projects, and consultations on the impact of new accounting rules. Tax services consisted principally of planning and advisory services and tax compliance assistance. Other services consisted of out-of-pocket expenses. The Audit Committee directs and reviews the negotiations associated with the Company’s retention of its independent registered public accountants.

	FISCAL 2021	FISCAL 2020

	(IN MILLIONS)

Audit fees	$28.6	$26.9

Audit-related fees	2.1	2.4

Tax fees	2.9	3.9

All other fees	0.1	0.1

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Items to Be Voted On

Election of Directors

The current term of office of all of the Company’s Directors expires at the 2022 Annual Meeting. The Board proposes that the following eleven directors be elected for a term of one year and until their successors are duly elected and qualified: Robert A. Chapek, Susan E. Arnold, Mary T. Barra, Safra A. Catz, Amy L. Chang, Francis A. deSouza, Michael B.G. Froman, Maria Elena Lagomasino, Calvin R. McDonald, Mark G. Parker and Derica W. Rice. See the section of this proxy statement titled “Corporate Governance and Board Matters—The Board of Directors” for more information about the skills, qualifications, attributes and experiences that caused the Board to determine that these nominees should serve as directors.

Each nominee has consented to serve if elected. If any nominee becomes unavailable to serve as a Director before the 2022 Annual Meeting, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

Directors are elected by a majority of votes cast unless the election is contested, in which case Directors are elected by a plurality of votes cast. A majority of votes cast means that the number of shares voted “for” a Director exceeds the number of votes cast “against” the Director; abstentions are not counted either “for” or “against.” If an incumbent Director in an uncontested election does not receive a majority of votes cast for such incumbent’s election, the Director is required to submit a letter of resignation to the Board of Directors for consideration by the Governance and Nominating Committee. The Governance and Nominating Committee is required to promptly assess the appropriateness of such nominee continuing to serve as a Director and recommend to the Board the action to be taken with respect to the tendered resignation. The Board is required to determine whether to accept or reject the resignation, or what other action should be taken, within 90 days of the date of the certification of election results. Brokers holding shares beneficially owned by their clients do not have the ability to cast votes with respect to the election of Directors unless they have received instructions from the beneficial owner of the shares.

It is therefore important that you provide instructions to your broker if your shares are held by a broker so that your vote with respect to Directors is counted.

The Board recommends a vote ‘‘FOR’’ each of the persons nominated by the Board.

72          THE WALT DISNEY COMPANY NOTICE OF 2022 ANNUAL MEETING AND PROXY STATEMENT

ITEMS TO BE VOTED ON

Ratification of Appointment of Independent Registered Public Accountants

The Audit Committee of the Board has concluded that the continued retention of PricewaterhouseCoopers LLP is in the best interests of the Company and its shareholders and appointed PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for the fiscal year ending October 1, 2022. Services provided to the Company and its subsidiaries by PricewaterhouseCoopers LLP in fiscal 2021 are described under the section titled “Audit-Related Matters — Auditor Fees and Services” above.

PricewaterhouseCoopers LLP has been the Company’s external auditor continuously since 1938. The Audit Committee evaluates the independent registered public accountant’s qualifications, performance, audit plan, fees and independence each year, and considered these factors in connection with the determination to appoint PricewaterhouseCoopers LLP for fiscal 2022. In addition to assuring the regular rotation of the lead audit partner every five years as required by SEC rules, one or more members of the Audit Committee also meets with candidates for the lead audit partner and the Committee discusses the appointment before rotation occurs.

We are asking our shareholders to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accountants. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of PricewaterhouseCoopers LLP to our shareholders for ratification as a matter of good corporate practice.

Representatives of PricewaterhouseCoopers LLP will be present at the annual meeting to respond to appropriate questions and to make such statements as they may desire.

The affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on this item will be required for approval. Abstentions will be counted as represented and entitled to vote and will therefore have the effect of a negative vote.

The Board recommends that shareholders vote “FOR” ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for fiscal 2022.

In the event shareholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board. Even if the selection is ratified, the Audit Committee may in its discretion select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

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ITEMS TO BE VOTED ON

Advisory Vote on Executive Compensation

As we do each year, and as required by Section 14A of the Securities Exchange Act, we are seeking advisory shareholder approval of the compensation of NEOs as disclosed in the section of this proxy statement titled “Executive Compensation.” Shareholders are being asked to vote on the following advisory resolution:

Resolved, that the shareholders advise that they approve the compensation of the Company’s NEOs, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure shall include the Compensation Discussion and Analysis, the compensation tables, other compensation information and any related material).

The compensation of our executive officers is based on a design that aims to align pay with both the attainment of annual strategic and financial goals, which the Compensation Committee establishes, and sustained long-term value creation. The design of our compensation program is detailed in the section of this proxy statement titled “Executive Compensation — Compensation Discussion and Analysis,” and the decisions made by the Compensation Committee under that program for fiscal 2021 are summarized in the section of this proxy statement titled “Proxy Summary” and described in detail in “Executive Compensation — Compensation Discussion and Analysis.” Shareholders should read these sections before deciding how to vote on this proposal.

Although the vote is non-binding, the Board and the Compensation Committee will review the voting results in connection with their ongoing evaluation of the Company’s compensation program. Broker non-votes (as described under “Information About Voting and the Meeting — Voting”) are not entitled to vote on this proposal and will not be counted in evaluating the results of the vote.

The Board of Directors recommends a vote “FOR” advisory approval of the resolution set forth above.

74          THE WALT DISNEY COMPANY NOTICE OF 2022 ANNUAL MEETING AND PROXY STATEMENT

ITEMS TO BE VOTED ON

Shareholder Proposals

The Company has been notified that five shareholders of the Company each intend to present a proposal for consideration at the annual meeting. The shareholders making these proposals have presented the proposals and supporting statements set forth below, and we are presenting the proposals and the supporting statements as they were submitted to us. While we take issue with certain of the statements contained in the proposals and the supporting statements, we have limited our response to the most important points and have not attempted to address all the statements with which we disagree. The names of co-filing proponents, if any, and address and stock ownership of all proponents will be furnished by the Company’s Secretary to any person, orally or in writing as requested, promptly upon receipt of any oral or written request.

The affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on the proposals will be required for approval of the proposals. Abstentions will be counted as represented and entitled to vote and will have the effect of a negative vote on the proposals. Broker non-votes (as described under the section titled “Information About Voting and the Meeting — Voting”) will not be considered entitled to vote on the proposals and will not be counted in determining the number of shares necessary for approval of the proposals. The shareholder proposals will be voted on at the annual meeting only if properly presented by or on behalf of the proponents.

Proposal — Lobbying Disclosure

Mercy Investment Services, Inc. and multiple co-filers have notified the Company that they intend to present the following proposal for consideration at the annual meeting.

Whereas, we believe in full disclosure of Disney’s lobbying activities and expenditures to assess whether Disney’s lobbying is consistent with Disney’s expressed goals and in shareholder interests.

Resolved, the shareholders of Disney request the preparation of a report, updated annually, disclosing:

1.	Company policy and procedures governing lobbying, both direct and indirect, and grassroots lobbying communications.

2.	Payments by Disney used for (a) direct or indirect lobbying or (b) grassroots lobbying communications, in each case including the amount of the payment and the recipient.

3.	Description of management’s decision-making process and the Board’s oversight for making payments described above.

For purposes of this proposal, a “grassroots lobbying communication” is a communication directed to the general public that (a) refers to specific legislation or regulation, (b) reflects a view on the legislation or regulation and (c) encourages the recipient of the communication to take action with respect to the legislation or regulation. “Indirect lobbying” is lobbying engaged in by a trade association or other organization of which Disney is a member.

Both “direct and indirect lobbying” and “grassroots lobbying communications” include efforts at the local, state and federal levels.

The report shall be presented to the Governance and Nominating Committee and posted on Disney’s website.

SUPPORTING STATEMENT

Disney spent $42,965,000 from 2010-2020 on federal lobbying. This does not include state lobbying expenditures, where Disney also lobbies but disclosure is uneven or absent. For example, Disney spent $4,021,464 on lobbying in California from 2010-2020, and Disney’s lobbying in Florida has been described as “the 800-pound mouse.”1 And Disney also lobbies abroad, spending between €800,000-899,999 on lobbying in Europe for 2020.

Companies can give unlimited amounts to third party groups that spend millions on lobbying and often undisclosed grassroots activity, and these groups may be spending “at least double what’s publicly reported.”2 Disney belongs to the Business Roundtable and Chamber of Commerce, which together have spent over $2 billion on federal lobbying since 1998, and the RATE Coalition, a social welfare organization. Disney’s memberships have drawn attention as these groups launched a “massive lobbying blitz” against raising corporate taxes.3

[1]	https://www.politico.com/magazine/story/2015/06/what-works-orlando-disney-politics-119167.
[2]	https://theintercept.com/2019/08/06/business-group-spending-on-lobbying-in-washington-is-at-least-double-whats-publicly-reported/.
[3]	https://www.washingtonpost.com/us-policy/2021/08/31/business-lobbying-democrats-reconciliation/.

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THE WALT DISNEY COMPANY NOTICE OF 2022 ANNUAL MEETING AND PROXY STATEMENT          75

ITEMS TO BE VOTED ON

Disney’s disclosure is incomplete for trade associations, failing to disclose a top limit for its payments, and omitting social welfare organizations. Shareholders cannot tell the magnitude of Disney’s trade association payments over $500,000. And Disney fails to disclose its payments to the RATE Coalition and other social welfare organizations that lobby.

We are concerned that Disney’s lack of disclosure presents reputational risk when its lobbying contradicts company public positions. For example, Disney signed a statement opposing state voter restrictions, yet the Chamber lobbied against the For the People Act.4 Disney supported the Paris climate agreement, yet the Chamber opposed it. And while Disney has drawn negative attention for avoiding federal income taxes,5 its trade associations are lobbying against raising corporate taxes to fund health care, education and safety net programs.

Board Recommendation

The Board recommends that you vote against this proposal.

This is the seventh year this proposal has been presented, and it has failed to obtain majority support in any of its prior submissions. The disagreement here is not over enhancing disclosure of the Company’s policies and involvement in the political and lobbying process, but the details of how it should be achieved.

In direct response to shareholder feedback requesting enhanced disclosure, from the proponent here and others, the Company has previously enhanced its lobbying disclosure by expanding its scope and more clearly articulating its policy — Political Giving and Participation in the Formulation of Public Policy in the United States — which can be found on our Company website.

These enhancements include annual disclosure of information regarding our membership in U.S.-based industry and trade associations, the annual dues the Company paid to these trade associations, and the percentage each trade association has indicated to us was used for lobbying activities, all of which can be found via a link from the policy.

These enhancements are in addition to the significant disclosure regarding political and lobbying activities the Company continues to provide:

•	We disclose details of our contributions to candidates for office on a semi-annual basis on the Company’s website.

•

We provide reports that detail the issues the Company lobbied on, the houses of Congress and federal agencies lobbied, the total amounts expended during each calendar quarter on lobbying activities, and the portion of any trade association payments that are used for lobbying as disclosed to the Company by the trade associations, all of which are readily available in filings with the U.S. House of Representatives and the U.S. Senate and in the extensive lobbying disclosure reports we file, highlighting lobbying activity for individual states.

As a result of these measures, the Company continues to be recognized as one of the leaders for political disclosure and practices among S&P 500 companies. In 2021, 2020 and 2019, the Center for Political Accountability Zicklin Index of Corporate Political Disclosure and Accountability, which benchmarks the political disclosure and accountability policies and practices of leading U.S. public companies, recognized the quality of our disclosure and practices and ranked the Company among the First Tier of S&P 500 companies.

For all these reasons, we believe that the additional measures sought by the proponents would not be an efficient use of resources.

Accordingly, the Board recommends that you vote “AGAINST” this proposal, and if the proposal is presented, your proxy will be voted against this proposal unless you specify otherwise.

[4]	https://thehill.com/business-a-lobbying/business-a-lobbying/554430-watchdog-group-launches-campaign-to-pressure?rl=1.
[5]	https://prospect.org/economy/corporate-tax-dodging-wont-go-away-until-we-fix-our-tax-code/.

76          THE WALT DISNEY COMPANY NOTICE OF 2022 ANNUAL MEETING AND PROXY STATEMENT

ITEMS TO BE VOTED ON

Proposal — Special Meeting Threshold

Kenneth Steiner has notified the Company that he intends to present the following proposal for consideration at the annual meeting.

Proposal 5—Special Shareholder Meeting Improvement

Shareowners ask our board to take the steps necessary to amend the appropriate company governing documents to give the owners of a combined 10% of our outstanding common stock the power to call a special shareowner meeting.

SUPPORTING STATEMENT

Disney currently has one of the highest stock ownership thresholds to call a special meeting—25% of shares. This 25% of shares translates into 38% of the Disney shares that normally vote at our annual meeting. It would be hopeless to expect that Disney shareholders, who do not even vote, would go out of their way to take the special procedural steps to ask for a special shareholder meeting.

On top of the high 25% stock ownership requirement, that translates into 38% of shares that vote at the annual meeting, is the fact that all shares not held for one continuous year are 100% disqualified from formally participating in the call for a special shareholder meeting.

Thus the shareholders who own 38% of shares held for one continuous year could determine that they hold 51% of shares that typically vote at the annual meeting when their shares held for less than one continuous year are included.

In contrast to this potential 51% stock ownership threshold to call a special shareholder meeting, we need the more reasonable stock ownership threshold called for in this proposal.

Special meetings allow shareholders to vote on important matters, such as electing new directors with special expertise or independence that may be lacking in our current directors as was the case with the 3 new Exxon directors supported by Engine No. 1 hedge fund in 2021.

Our management is best served by providing the means for 10% of shareholders, who have special expertise, to bring emerging opportunities or solutions to problems to the attention of management and all shareholders.

Also shareholder engagement is a toothless way to introduce new ideas to management. And management can abruptly discontinue or drastically restructure any shareholder engagement program if it fails to give mostly cheerleading support to management. Plus we have a loophole-riddled policy for an independent board chairman which can thwart another means to bring new ideas to management.

Please vote yes:

Special Shareholder Meeting Improvement—Proposal 5

Board Recommendation

The Board recommends that you vote against this proposal.

The Company already provides a meaningful and balanced right for shareholders to call a special meeting and the proposed decrease in the percentage of shares required to call a special meeting is neither necessary nor in the best interests of the Company and its shareholders.

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ITEMS TO BE VOTED ON

The Company currently provides that shareholders holding in aggregate at least 25% of the outstanding shares of the Company’s common stock on a “net long” basis may request a special meeting. A 25% threshold, which is common among public companies, strikes an appropriate balance between avoiding an imprudent use of Company and shareholder resources to address the special interests of a select group of shareholders, while at the same time ensuring that shareholders holding a meaningful minority of our outstanding shares have a mechanism to call a special meeting if they deem it appropriate.

Special meetings require the expenditure of considerable time, effort and resources, including significant costs in legal and administrative fees, costs for preparing, printing and distributing materials and soliciting proxies, and diversion of Board and management time away from overseeing and running our business. Accordingly, special meetings should be limited to circumstances where shareholders holding a meaningful minority of the Company’s common stock believe a matter is sufficiently urgent or extraordinary to justify considering such matters between annual meetings. By reducing the ownership threshold to 10%, a small minority of shareholders could use the special meeting mechanism to advance their own more narrow agenda, without regard to the broader interests of the Company and its other shareholders.

Nor is such a measure necessary to enable the views of particular shareholders to be expressed. The Company maintains a robust shareholder engagement program with a track record of taking action in direct response to shareholder feedback. Along with strong corporate governance practices, including a proxy access provision and annual director elections with majority voting, this provides our shareholders with numerous avenues to make their views known and to communicate with the Board, management, and other shareholders to effect change. We encourage and facilitate regular communication with large and small shareholders about important issues relating to our business and governance and regularly incorporate feedback from those engagements into our governing documents, policies, and practices. In calendar 2021, our Investor Relations team and/or the Board, including members of the Compensation Committee, spoke with 15 of our top 20 shareholders, including 9 of the top 10, and contacted approximately 85% of our largest 50 shareholders, seeking input on compensation and governance matters.

Accordingly, the Board recommends that you vote “AGAINST” this proposal, and if the proposal is presented, your proxy will be voted against this proposal unless you specify otherwise.

78          THE WALT DISNEY COMPANY NOTICE OF 2022 ANNUAL MEETING AND PROXY STATEMENT

ITEMS TO BE VOTED ON

Proposal — Human Rights Due Diligence Report

National Legal and Policy Center has notified the Company that they intend to present the following proposal for consideration at the annual meeting.

Resolved: Shareholders request that, beginning in 2022, Disney report on the process of due diligence, if any, that the Company undertakes in evaluating the human rights impacts of its business and associations with foreign entities, including foreign governments, their agencies, and private sector intermediaries.

SUPPORTING STATEMENT

Disney became the center of controversy in 2020 when it was reported that the film credits for Mulan offered “special thanks” to eight Chinese government entities in Xinjiang province. Both the Biden and Trump administrations have formally characterized the Chinese government’s policy toward the Uyghur minority in Xinjiang as “genocide.”

The credits also expressed thanks to the publicity department of CPC Xinjiang Uyghur Autonomy Region Committee, the Chinese Communist party’s propaganda agency in Xinjiang.

According to the September 3, 2020 Wall Street Journal, “Disney shared the script with Chinese authorities,” prior to receiving permission to release the film in China.

Mulan’s titular character was played by Chinese-American actress Liu Yifei, who in 2019, expressed support for the police crackdown on pro-democracy protesters in Hong Kong.

In an October 7, 2020 letter to British legislators, Sean Bailey, President of Walt Disney Studios Motion Picture Production, stated:

“In any motion picture production, several factors are considered when making decisions about where to produce the film, including: economics, logistics, accessibility, availability of actors, to name just a few.”

Notably absent was how a production might impact human rights. If one were to “name just a few” factors, it would seem that human rights would be paramount, especially in parts of the world like Xinjiang Province, China.

Information on Disney’s due diligence on human rights, or lack thereof, would allow shareholders to better evaluate business and reputational risks inherent in cooperation with totalitarian and authoritarian regimes that violate human rights.

Board Recommendation

The Board recommends that you vote against this proposal.

The report requested in the proposal rests on a misplaced premise with respect to the Company’s existing commitment to human rights and is thus neither a necessary nor productive use of the Company’s resources.

The Company is deeply committed to operating in an ethical manner that respects human rights and such considerations are already included in its business decisions, including film production.

This commitment is reflected in a number of policies, which are available on the Company’s website, that address how the Company conducts business, including our:

•

Human Rights Policy Statement, which outlines the Company’s commitment to conducting business in an ethical and responsible manner, both internally and with the third parties the Company does business with, and explicitly prohibits forced labor in our direct operations and value chains. These policies are further addressed in our corporate-wide Standards of Business Conduct on which employees are regularly trained. The Company supports international principles aimed at protecting and promoting human rights, as described in the United Nations’ Universal Declaration on Human Rights and the International Labour Organization’s (“ILO”) Declaration on Fundamental Principles and Rights at Work.

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THE WALT DISNEY COMPANY NOTICE OF 2022 ANNUAL MEETING AND PROXY STATEMENT          79

ITEMS TO BE VOTED ON

•

Code of Conduct for Manufacturers and International Labor Standards program, which sets forth labor standards and working conditions requirements for manufacturers of products using the Company’s intellectual property. The principles embodied in the Code of Conduct for Manufacturers and ILS program are designed to be consistent with the ILO Declaration on Fundamental Principles and Rights at Work. The Company implements this commitment through a dedicated compliance program that communicates expectations to its licensing and sourcing partners, monitors factory working conditions, implements facility improvement plans where necessary and engages with stakeholders.

•

Modern Slavery Transparency Statements, including the Australia Modern Slavery Act Statement, California Transparency in Supply Chains Act Statement and UK Modern Slavery Act Transparency Statement, which outline the practices and processes the Company has in place to help ensure that any form of slavery, human trafficking, forced labor or other similar work environments do not occur either in its own operations or those of its suppliers.

As set out in further detail in the Company’s Human Rights Policy statement, the Company’s commitment to respect human rights is a core value of all businesses within the Company, and the Company takes active steps to reflect that commitment in our everyday activities. The Company reports on its principles and performance in periodic reports to its Board, and in its periodic Corporate Social Responsibility reports available on the Company’s website. The Company also employs staff with expertise in labor standards, social compliance auditing, and human rights policy and risk assessment and provides training on the requirements of our program. In making business decisions, including with regard to locations for film production, the Company engages in a thorough analysis of a number of complex considerations, including with regard to human rights. We also keep our policies and practices relating to human rights under continuous review, recognizing the need to stay vigilant in a rapidly changing and challenging world. We investigate any allegations related to human rights and develop an appropriate course of action based on our findings.

In support of all of these efforts, we place special value on our ongoing collaboration with a broad range of interested constituencies, including socially responsible investors, industry and peer groups; governmental, inter-governmental and non-governmental organizations; advocacy groups; and concerned individuals. This broad engagement helps keep us sensitive to the potential impacts—positive and negative—of our products, services and operations on the rights, interests and well-being of our employees, guests, customers and communities around the world and we take this engagement into account when making business decisions.

Accordingly, the Board recommends that you vote “AGAINST” this proposal, and if the proposal is presented, your proxy will be voted against this proposal unless you specify otherwise.

80          THE WALT DISNEY COMPANY NOTICE OF 2022 ANNUAL MEETING AND PROXY STATEMENT

ITEMS TO BE VOTED ON

Proposal — Pay Equity Report

Anne Butterfield has notified the Company that she intends to present the following proposal for consideration at the annual meeting.

Whereas: Pay inequities persist across race and gender and pose substantial risk to companies and society at large. Black workers’ hourly median earnings currently represent 64 percent of white wages. The median income for women working full time is 83 percent that of men. Intersecting race, Black women make 63 cents, Native women 60 cents, and Latina women 55 cents. At the current rate, women will not reach pay equity until 2059, Black women until 2130, and Latina women until 2224.

Citigroup estimates closing minority and gender wage gaps 20 years ago could have generated 12 trillion dollars in additional income. PwC estimates closing the gender pay gap could boost Organization for Economic Cooperation and Development (OECD) countries’ economies by 2 trillion dollars annually.

Actively managing pay equity is associated with improved representation and diversity is linked to superior stock performance and return on equity. Black employees represent 8 percent of Disney’s workforce, but only 5 percent of executive leadership. Women account for 51 percent of Disney’s workforce and 42 percent of executive leadership.

Pay gaps are literally defined as the median pay of minorities and women compared to the median pay of non-minorities and men. Median gaps are considered the valid way of measuring gender pay inequity by the United States Census Bureau, Department of Labor, OECD, and International Labor Organization.

Best practice pay equity reporting consists of two parts:

1.	unadjusted median pay gaps, assessing equal opportunity to high paying roles,

2.	statistically adjusted gaps, assessing whether minorities and non-minorities, men and women, are paid the same for similar roles.

Disney does not report its unadjusted or adjusted pay gaps. Over 20 percent of the 100 largest employers currently report statistically adjusted gaps. An increasing number of companies also disclose unadjusted median pay gaps, as they more fully address the structural bias women and minorities face regarding job opportunity and pay.

The United Kingdom mandates disclosure of median gender pay gaps and is considering race and ethnicity reporting. Disney reported a 12 percent median base pay gap and 25 percent bonus gap for United Kingdom employees.

Resolved: Shareholders request Disney report on both median and adjusted pay gaps across race and gender, including associated policy, reputational, competitive, and operational risks, and risks related to recruiting and retaining diverse talent. The report should be prepared at reasonable cost, omitting proprietary information, litigation strategy and legal compliance information.

Racial/gender pay gaps are defined as the difference between non-minority and minority/male and female median earnings expressed as a percentage of non-minority/male earnings (Wikipedia/OECD, respectively).

SUPPORTING STATEMENT

An annual report adequate for investors to assess performance could, with board discretion, integrate base, bonus and equity compensation to calculate:

•	percentage median and adjusted gender pay gap, globally and/or by country, where appropriate

•	percentage median and adjusted racial/minority/ethnicity pay gap, US and/or by country, where appropriate

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ITEMS TO BE VOTED ON

Board Recommendation

The Board recommends that you vote against this proposal.

The Board’s quarrel with the proposal is not its focus – as the Company is fully committed to achieving pay equity – but whether it is a necessary and effective use of Company resources given the policies, practices and reporting that the Company already has in place to achieve that end. Given the many ongoing initiatives that the Company is already pursuing to promote opportunity and equity, the Board believes it is not.

One of the Company’s bedrock goals, as reflected in our Standards of Business Conduct, is to maintain a workplace that reflects open opportunity, where an individual’s success is defined by their potential. We believe that employees should receive equal pay for equal work, regardless of gender, race or ethnicity, and we are committed to compensating our employees fairly and equitably and to promoting gender and racial diversity and inclusion in our leadership ranks and broader workforce.

We fulfill this commitment proactively when setting pay. Specifically, we establish the components and ranges of compensation based on market and benchmark data and, within this framework, strive to pay all employees equitably, taking into consideration factors such as role, function, market data, internal equity, job location, relevant experience and individual, business unit and company performance. In addition, we regularly review our compensation practices to assess compensation decisions for our workforce as a whole and for individual employees. With a workforce of approximately 190,000 employees worldwide across a diverse set of industries, identifying specific instances of potentially inequitable pay is a complex task to which we are committed. When identified, potential instances of inequitable pay are addressed as appropriate.

The Company also has established strong Board oversight and governance of our compensation practices to support the objective of ensuring fair and equitable pay. In direct response to feedback received during shareholder engagement, in fiscal 2021 the Board delegated oversight of workforce equity matters to the Compensation Committee and the Company’s Human Resources group and the General Counsel report on these matters at least annually to the Committee.

The Company’s commitment in this area is part and parcel of its key human capital management objective – to attract, retain and develop the highest quality talent. To this end, the Company has a number of contributing programs and initiatives, in particular around diversity, equity and inclusion (“DEI”). In addition, the Company’s Chief Diversity Officer reports to the Board on DEI at least annually.

For more information regarding our DEI programs and initiatives, see the section of our proxy statement titled “Proxy Summary – Commitment to Diversity, Equity & Inclusion.”

Lastly, the Company already reports on our workforce representation diversity and, to provide greater transparency, we have published our U.S. Employer Equal Opportunity data for calendar 2019 and 2020 and published our Diversity Dashboard data on our Company website.

Given the commitment to pay equity that already exists and the extensive ongoing work to achieve it, we do not believe that the requested reporting on median and adjusted pay gaps across race and gender is a practical or useful supplement to our existing efforts. This is particularly so given the global nature of our workforce. For example, an unadjusted median pay statistic does not account for factors such as cost of living, job function and level, labor force participation rates, country currency and geography that impact differences in compensation. In sum, we believe that the Company’s policies, practices and reporting are more appropriate for evaluating pay equity in our workforces and more effective for driving accountability and action than the report requested by the proposal.

Accordingly, the Board recommends that you vote “AGAINST” this proposal, and if the proposal is presented, your proxy will be voted against this proposal unless you specify otherwise.

82          THE WALT DISNEY COMPANY NOTICE OF 2022 ANNUAL MEETING AND PROXY STATEMENT

ITEMS TO BE VOTED ON

Proposal — Workplace Non-Discrimination Audit

National Center for Public Policy Research has notified the Company that they intend to present the following proposal for consideration at the annual meeting.

RESOLVED: Shareholders of The Walt Disney Company (“Disney” or “Company”) request that the Board of Directors commission a workplace non-discrimination audit analyzing Disney’s impacts, including the impacts arising from Disney-sponsored or -promoted employee training, on civil rights and non-discrimination in the workplace, and the impacts of those issues on Disney’s business. A report on the audit, prepared at reasonable cost and omitting confidential or proprietary information, should be publicly disclosed on Disney’s website.

SUPPORTING STATEMENT

Tremendous public attention has focused recently on workplace practices and employee training. All rhetorically agree that employee success should be fostered and that no employees should face discrimination, many are concerned that discrimination is pervasive.

Concern stretches across the ideological spectrum. Some have pressured companies to adopt “anti-racism” programs that seek to establish “racial equity,” which appears to mean the distribution of pay and authority on the basis of race, sex, orientation and ethnic categories rather than on the basis of merit.1 The adoption of such programs, though, demonstrates that these “anti-racist” programs are themselves deeply racist and otherwise discriminatory.2

Many companies have been found to be sponsoring and promoting overtly and implicitly discriminatory employee-training programs, including Bank of America, American Express, Verizon, Pfizer, CVS, and many others.3

Disney has been similarly engaged, raising widespread concern that the Company discriminates on the basis of race and other metrics. In Disney-branded and -sponsored employee-training materials, the word “white,” designating the white race, remains in lowercase, while “black,” designating the black race, is capitalized. White employees are told, “[d]o not question or debate Black colleagues’ lived experience.”4 They are not, meanwhile, encouraged to share their own indisputable lived experiences, but only to “[a]cknowledge and listen with empathy.”5

The programming explicitly declares that at Disney “It’s Equity, not Equality.”

Inequal treatment is discrimination.

This discriminatory instruction and treatment is not limited to a single employee-training program, but has become endemic throughout Disney.6 This places our Company at significant reputational, legal and financial risk. Under the United States Constitution and laws, discrimination by race, sex and other categories is forbidden regardless of which groups are discriminated against. And a company that actively discriminates against the viewpoints of vast swathes of the American population creates needless reputational, financial, statutory and regulatory risks as well. Thoughtful study and deep remediation are required.

[1]

https://www.sec.gov/Archives/edgar/data/1048911/000120677421002182/fdx3894361-def14a.htm#StockholderProposals88; https://www.sec.gov/divisions/corpfin/cf-noaction/14a-8/2021/asyousownike051421-14a8-incoming.pdf; https://www.sec.gov/divisions/corpfin/cf-noaction/14a-8/2021/nyscrfamazon012521-14a8-incoming.pdf; https://www.sec.gov/Archives/edgar/data/1666700/000119312521079533/d108785ddef14a.htm#rom108785_58

[2]

https://www.americanexperiment.org/survey-says-americans-oppose-critical-race-theory/; https://www.newsweek.com/majority-americans-hold-negative-view-critical-race-theory-amid-controversy-1601337; https://www.newsweek.com/coca-cola-facing-backlash-says-less-white-learning-plan-was-about-workplace-inclusion-1570875; https://nypost.com/2021/08/11/american-express-tells-its-workers-capitalism-is-racist/; https://www.city-journal.org/verizon-critical-race-theory-training; https://www.city-journal.org/bank-of-america-racial-reeducation-program

[3]

https://www.city-journal.org/bank-of-america-racial-reeducation-program; https://www.city-journal.org/verizon-critical-race-theory-training; https://nypost.com/2021/08/11/american-express-tells-its-workers-capitalism-is-racist/; https://www.foxbusiness.com/politics/cvs-inclusion-training-critical-race-theory; https://www.msn.com/en-us/money/other/pfizer-sets-race-based-hiring-goals-in-the-name-of-fighting-systemic-racism-gender-equity-challenges/ar-AAOiSwJ

[4]	https://s3.documentcloud.org/documents/20700423/disney-resources.pdf
[5]	Id.
[6]	https://christopherrufo.com/the-wokest-place-on-earth/

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ITEMS TO BE VOTED ON

In creating its report, the Board is encouraged to assess whether Company employee-training programs treat any employees or class of employees as inferior to any others, as by overt or implicit signals that some employees or groups of employees will be offered additional mentoring or support programs denied to other employees on suspect grounds; that some employees will receive non-merit-related preferential treatment in hiring or promotion; or that some employees are encouraged to speak about their lived experiences and feelings – including their impressions of the employee-training itself – while others are constrained.

Board Recommendation

The Board recommends that you vote against this proposal.

The proponent mischaracterizes the Company’s commitment to diversity, equity and inclusion and the means by which it seeks to achieve those ends. This proposal also does not specifically call for enhanced disclosures or practices to improve the workplace for females or underrepresented minorities. Contrary to the proponent’s thesis, the Company is fully committed to providing a work environment in which everyone is afforded the dignity and respect that they deserve. The Company does not allow any form of harassment or discrimination on the basis of race, religion, color, sex, sexual orientation, gender identification, national origin, age, marital status, covered veteran status, disability, pregnancy or any other basis prohibited by applicable law.

In parallel, the Company embraces and seeks to foster a diverse and inclusive workforce. The Company and its shareholders benefit from nurturing the talents of every employee and the unique perspectives they can offer in the development of our creative output, products and services. To that end, we:

•	Seek to attract and develop a workforce that reflects the guests and customers, business partners, shareholders, labor markets and communities in which we do business;

•	Offer opportunities for professional development and advancement, in a manner consistent with individual abilities; and

•	Maintain a workplace that offers open opportunities to all, recognizing individuals for their experience, performance, training, work history and potential.

To support these objectives, the Company’s human resources programs are designed to develop talent to prepare them for critical roles and leadership positions; reward and support employees through competitive pay, benefit, and perquisite programs; enhance the Company’s culture through efforts aimed at making the workplace more engaging and inclusive; acquire talent and facilitate internal talent mobility to create a high-performing, diverse workforce; engage employees as brand ambassadors of the Company’s content, products and experiences; and evolve and invest in technology, tools, and resources to enable employees at work.

Our training program is a critical piece of achieving these goals, including the Company’s work to assure an environment that is free of discrimination and inclusive of all.

Accordingly, the Board recommends that you vote “AGAINST” this proposal, and if the proposal is presented, your proxy will be voted against this proposal unless you specify otherwise.

84          THE WALT DISNEY COMPANY NOTICE OF 2022 ANNUAL MEETING AND PROXY STATEMENT

ITEMS TO BE VOTED ON

Other Matters

Management is not aware of any other matters that will be presented at the Annual Meeting, and Company Bylaws do not allow proposals to be presented at the meeting unless they were properly presented to the Company prior to September 21, 2021. However, if any other question that requires a vote is properly presented at the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

THE WALT DISNEY COMPANY NOTICE OF 2022 ANNUAL MEETING AND PROXY STATEMENT          85

Information About Voting and the Meeting

Shares Outstanding

Shareholders owning Disney common stock at the close of business on January 10, 2022 (the “Record Date”) may vote at the 2022 Annual Meeting and any postponements or adjournments of the meeting. As of the Record Date, 1,820,467,305 shares of Disney common stock were outstanding. Each share is entitled to one vote on each matter considered at the annual meeting.

Attendance at the Meeting

This year’s Annual Meeting will be a virtual meeting of the shareholders conducted via live webcast. The meeting will be followed by management remarks and a question and answer session. All shareholders of record on January 10, 2022 are invited to participate in the meeting. We have structured our virtual meeting to provide shareholders the same rights as if the meeting were held in person, including the ability to vote shares electronically during the meeting and ask questions in accordance with the rules of conduct for the meeting.

Please register to attend the virtual meeting by visiting www.ProxyVote.com/Disney and selecting “Shareholder Meeting Registration.” On the day of the meeting, visit www.virtualshareholdermeeting.com/DIS2022. To participate in the Annual Meeting, you will need the 16-digit control number included on your notice or proxy card. Beneficial shareholders who do not have a control number should follow the instructions provided on the voting instruction card provided by your broker, bank or other nominee.

Only shareholders with a valid control number will be allowed to ask questions. Questions relevant to meeting matters will be taken live via phone and answered during the meeting as time allows, to emulate an in-person question and answer session.

Additional information regarding the rules and procedures for participating in the virtual Annual Meeting will be provided in our meeting rules of conduct, which shareholders can view during the meeting at the meeting website.

If you have any technical difficulties or any questions regarding the virtual meeting website, please call the support team at the numbers listed on the log-in screen. If there are any technical issues in convening or hosting the meeting, we will promptly post information to our Investor Relations website, www.disney.com/investors, including information on when the meeting will be reconvened.

Please note that participation in the meeting is limited due to the capacity of the host platform and access to the meeting will be accepted on a first-come, first-served basis once electronic entry begins. If you cannot attend the meeting or if you are not a shareholder of record, you can still listen to the meeting which will be webcast and available on our Investor Relations website. Electronic entry to the meeting will begin at 9:00 a.m. PT and the meeting will begin promptly at 10:00 a.m. PT.

Voting

How to Vote. Shareholders have a choice of voting over the internet, by telephone or by using a traditional proxy card.

•	To vote by internet, go to www.ProxyVote.com/Disney and follow the instructions there. You will need the 16-digit number included on your proxy card, voter instruction form or notice.

•

To vote by telephone, registered shareholders should dial 1-800-690-6903 and follow the instructions. Beneficial holders should dial the phone number listed on your voter instruction form. You will need the 16-digit number included on your proxy card, voter instruction form or notice. If you received a notice and wish to vote by traditional proxy card, you can receive a full set of materials at no charge through one of the following methods:

1)	by internet: www.ProxyVote.com/Disney

2)	by phone: 1-800-579-1639

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86          THE WALT DISNEY COMPANY NOTICE OF 2022 ANNUAL MEETING AND PROXY STATEMENT

INFORMATION ABOUT VOTING AND THE MEETING

3)	by e-mail: sendmaterial@proxyvote.com (your e-mail should contain the 16-digit number in the subject line)

4)

Virtual Annual Meeting: log into the virtual Annual Meeting website at www.virtualshareholdermeeting.com/DIS2022 and following the instructions provided on the website. If you are the beneficial owner of shares held in street name, you should refer to the voting instructions provided by your brokerage firm, bank, or other holder of record. Beneficial owners may also attend and vote online during the Annual Meeting. We encourage you to vote your proxy by internet, telephone or mail prior to the meeting, even if you plan to attend the virtual Annual Meeting.

To facilitate timely delivery, request the materials on or before February 23, 2022.

Deadline for Voting. The deadline for voting by telephone or electronically is 11:59 p.m., Eastern Time, on March 8, 2022. If you attend the virtual meeting, you may vote your shares at the meeting.

Proxies Submitted but not Voted. If you properly sign and return your proxy card or complete your proxy via the telephone or internet, your shares will be voted as you direct. If you sign and return your proxy but do not specify how you want your shares voted, they will be voted FOR the election of all nominees for Director as set forth under “Items to be Voted On—Election of Directors,” FOR the ratification of the appointment of the independent registered public accountants, FOR the advisory vote on executive compensation and AGAINST each shareholder proposal.

Revocation of Proxies. You may revoke your proxy and change your vote at any time before the close of balloting at the Annual Meeting by submitting a written notice to the Secretary, by submitting a later dated and properly executed proxy (including by means of a telephone or internet vote), or by voting at the virtual Annual Meeting.

Confirmation of Voting. From February 22, 2022 through May 9, 2022, you may confirm your vote beginning twenty-four hours after your vote is received, whether it was cast by proxy card, electronically or telephonically. To obtain vote confirmation, log onto www.ProxyVote.com/Disney using the 16-digit number located on your notice or proxy card. If you hold your shares through a bank or brokerage account, the ability to confirm your vote may be affected by the rules of your bank or broker and the confirmation will not confirm whether your bank or broker allocated the correct number of shares to you.

Plan Participants. If you participate in the Disney Savings and Investment Plan or the Disney Hourly Savings and Investment Plan, you may give voting instructions as to the number of shares of common stock you hold in the plan as of the Record Date. You may provide voting instructions to Fidelity Management Trust Company by voting online or by completing and returning a proxy card if you received one. If you hold shares other than through these plans and you vote electronically, voting instructions you give with respect to your other shares will be applied to Disney stock credited to your accounts in a savings and investment plan unless you request a separate control number with respect to each account. The trustee will vote your shares in accordance with your duly executed instructions received by March 6, 2022. If you do not send instructions, an independent fiduciary has been selected to determine how to vote all shares for which the trustee does not receive valid and timely instructions from participants. You may revoke previously given voting instructions by March 6, 2022, by either revising your instructions online or by submitting to the trustee either a written notice of revocation or a properly completed and signed proxy card bearing a later date. Your voting instructions will be kept confidential by the trustee.

Broker Voting. Under New York Stock Exchange Rules, the proposal to approve the appointment of independent auditors is considered a “discretionary” item. This means that brokerage firms may vote in their discretion on this matter on behalf of clients who have not furnished voting instructions at least 10 days before the date of the meeting. In contrast, the election of Directors, the advisory vote on executive compensation, and the shareholder proposals are “non-discretionary” items. This means brokerage firms that have not received voting instructions from their clients on these proposals may not vote on them. These so-called “broker non-votes” will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining a quorum, but will not be considered in determining the number of votes necessary for approval and will have no effect on the outcome of the vote for Directors, the advisory vote on executive compensation, and the shareholder proposals.

Results of Voting. We will post preliminary results of voting at the meeting on our Investor Relations website promptly after the meeting and file results with the Securities and Exchange Commission as required by applicable rules.

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INFORMATION ABOUT VOTING AND THE MEETING

Certain Relationships and Related Person Transactions

The Board has adopted a written policy for review of transactions in any fiscal year in which the Company is a participant and in which any Director, executive officer, holder of more than 5% of our outstanding shares or any immediate family member of any of these persons has a direct or indirect material interest. Directors, 5% shareholders and executive officers are required to inform the Company of any such transaction promptly after they become aware of it, and the Company collects information from Directors and executive officers about their affiliations and affiliations of their family members so the Company can search its records for any such transactions. Transactions are presented to the Governance and Nominating Committee of the Board (or to the Chair of the Committee if the Committee delegates this responsibility) for approval before they are entered into or, if this is not possible, for ratification after the transaction has been entered into. The Committee approves or ratifies a transaction if it determines that the transaction is consistent with the best interests of the Company, including whether the transaction impairs independence of a Director.

Each of the investment management firms, Vanguard Group, Inc. and Blackrock, Inc., through their affiliates, held more than 5% of the Company’s shares during fiscal 2021. Funds managed by affiliates of Vanguard and Blackrock are included as investment options in defined contribution plans offered to Company employees. In addition, Blackrock manages investment portfolios for the Company’s pension funds and provides a risk analytics platform related to management of investments in the pension funds. Vanguard and Blackrock received fees of approximately $1 million and $23 million, respectively, in fiscal 2021 based on the amounts invested in funds managed by them. The ongoing relationships were reviewed and approved in fiscal 2021 by the Governance and Nominating Committee under the Related Person Transaction Approval Policy.

Mr. Chapek’s son, Brian Chapek (“Mr. B. Chapek”), was previously employed at Marvel Studios as Director, Production & Development throughout fiscal 2020. In December 2021, Mr. B. Chapek received a bonus of $525,000, to which he was entitled as a result of his previous production services rendered as an employee of Marvel Studios.

Beginning in fiscal 2021, MVL Productions LLC, a subsidiary of the Company, contracted with a company wholly owned by Mr. B. Chapek, for Mr. B. Chapek’s exclusive services for a three-year period. The contract provides for Mr. B. Chapek to receive an annual base payment of $322,000 in fiscal 2021, $342,000 in fiscal 2022 and $367,000 in fiscal 2023. These amounts are inclusive of a payment in lieu of benefits. Additionally, Mr. B. Chapek will receive a $200,000 fee for each film on which he serves as lead producer and an additional bonus calculated by a predetermined formula based on the worldwide box office of films on which he works, consistent with a range and structure typical of producer deals at Walt Disney Studios. For fiscal 2021, Mr. B. Chapek received his $322,000 base payment plus $160,000, 80% of his producer fee, with the remaining 20% to be paid in fiscal 2022. This relationship was reviewed and approved in fiscal 2021 by the Governance and Nominating Committee under the Related Person Transaction Approval Policy.

In fiscal 2021, Kelsey McCormick, daughter of Christine McCarthy, Senior Executive Vice President and Chief Financial Officer, was employed as a Business Operations Manager in the Advertising business of the Disney Media and Entertainment Distribution segment. Effective December 17, 2021, Ms. McCormick resigned from her role at the Company. For fiscal 2021, her salary was $90,640, her benefits were approximately $12,600, and her bonus was $17,038. Ms. McCormick was paid an amount and her compensation was structured the same as similarly situated employees. This relationship was reviewed and approved in fiscal 2021 by the Governance and Nominating Committee under the Related Person Transaction Approval Policy.

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Other Information

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Stock Ownership

Based on a review of filings with the Securities and Exchange Commission, the Company has determined that the following persons hold more than 5% of the outstanding shares of Disney common stock. Applicable percentage ownership is based on 1,820,436,000 shares outstanding as of January 3, 2022.

NAME AND ADDRESS OF BENEFICIAL OWNER	SHARES		PERCENT OF CLASS

The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	145,755,712	[1]	8.0%

Blackrock, Inc. 55 East 52nd Street New York, NY 10055	116,530,126	[2]	6.4%

To our knowledge, except as noted above, no person or entity is the beneficial owner of more than 5% of the voting power of the Company’s stock.

[1]

According to Vanguard’s Schedule 13G/A filing with the Securities and Exchange Commission, Vanguard has sole voting power with respect to no shares, shared voting power with respect to 2,925,709 shares, sole dispositive power with respect to 137,891,676 shares, and shared dispositive power with respect to 7,864,036 shares.

[2]

According to Blackrock’s Schedule 13G/A filing with the Securities and Exchange Commission, Blackrock has sole voting power with respect to 99,711,026 shares, shared voting power with respect to no shares, sole dispositive power with respect to 116,530,126 shares, and shared dispositive power with respect to no shares.

The following table shows the amount of Disney common stock beneficially owned (unless otherwise indicated) by current Directors, nominees and NEOs and by Directors, nominees and executive officers as of January 3, 2022 as a group. Except as otherwise indicated, all information is as of January 3, 2022.

NAME	SHARES[1,2]	STOCK UNITS[3]	SHARES ACQUIRABLE WITHIN 60 DAYS[4]	PERCENT OF CLASS

Susan E. Arnold	18,937	23,495	—	*

Mary T. Barra	229	10,530	—	*

Alan N. Braverman	121,863	—	312,377	*

Safra A. Catz	6,016	3,628	—	*

Amy L. Chang	120	765	—

Robert A. Chapek	15,210	—	434,382	*

Francis A. deSouza	4,109	4,105	—	*

Michael B.G. Froman	3,906	3,479	—	*

Robert A. Iger	1,030,898	—	2,137,387	*

Maria Elena Lagomasino	2,815	16,579	—	*

Christine M. McCarthy	169,871	—	442,967	*

Calvin R. McDonald	—	1,216	—

Zenia B. Mucha	27,291	—	141,370	*

Mark G. Parker	129	15,250	—	*

M. Jayne Parker	14,880	—	173,719

Derica W. Rice	—	6,020	—

All Directors, nominees and executive officers as a group (15 persons)	372,779	85,067	1,361,488	*
*	Less than 1% of outstanding shares.

THE WALT DISNEY COMPANY NOTICE OF 2022 ANNUAL MEETING AND PROXY STATEMENT          89

OTHER INFORMATION

[1]

The number of shares shown includes shares that are individually or jointly owned, as well as shares over which the individual has either sole or shared investment or voting authority. Some Directors and executive officers disclaim beneficial ownership of some of the shares included in the table, as follows: Mr. Iger — 123,815 shares held in trusts and by spouse; Ms. Barra — 229 shares held in a trust and by spouse in trust; Ms. Chang — 120 shares held in a trust; Mr. Chapek — 214 shares held in a trust and by adult child. All Directors and executive officers as of January 3, 2022 as a group disclaim beneficial ownership of a total of 563 shares.

[2]

For named executive officers, the number of shares listed includes interests in shares held in Company savings and investment plans as of January 3, 2022: Mr. Iger — 20,552 shares; Mr. Chapek — 3,556 shares; Ms. Parker — 14,048 shares; Mr. Braverman — 12,481 shares; Ms. McCarthy — 4,164 shares; Ms. Mucha — 2,745 shares and all executive officers as of January 3, 2022 as a group — 22,946 shares.

[3]

Reflects the number of stock units credited as of January 3, 2022 to the account of each non-employee Director participating in the Company’s Amended and Restated 1997 Non-Employee Directors Stock and Deferred Compensation Plan. These units are payable solely in shares of Company common stock as described under “Director Compensation,” but do not have current voting or investment power. Excludes unvested restricted stock units awarded to executives under the 2011 Stock Incentive Plan that vest on a performance basis and other restricted stock units awarded to executives that have not vested under their vesting schedules.

[4]

Reflects the number of shares that could be purchased by exercise of options exercisable at January 3, 2022, or within 60 days thereafter under the Company’s stock option plans and the number of shares underlying restricted stock units that vest within 60 days of January 3, 2022, excluding dividend equivalent units that will vest in that period.

Delinquent Section 16(a) Reports

We are not aware of any late or delinquent filings under Section 16(a) of the Securities Exchange Act of 1934, except for an omitted holding item on the Form 3 for Mr. Richardson filed in July 2021 and on the Form 3 filed for Ms. Parker in October 2009 due, in each case, to an administrative oversight.

Electronic Availability of Proxy Statement and Annual Report

As permitted by Securities and Exchange Commission rules, we are making this proxy statement and our annual report available to shareholders electronically via the internet on the Company’s website at www.disney.com/investors. On January 19, 2022, we began mailing to our shareholders a notice containing instructions on how to access this proxy statement and our annual report and how to vote online. If you received that notice, you will not receive a printed copy of the proxy materials unless you request it by following the instructions for requesting such materials contained on the notice or set forth in the following paragraph.

If you received a paper copy of this proxy statement by mail and you wish to receive a notice of availability of next year’s proxy statement electronically via e-mail, you can elect to receive an e-mail message that will provide a link to these documents on our website. By opting to receive the notice of availability and accessing your proxy materials online, you will save the Company the cost of producing and mailing documents to you, reduce the amount of mail you receive and help preserve environmental resources. Registered shareholders may elect to receive electronic proxy and annual report access or a paper notice of availability for future annual meetings by registering online at www.disneyshareholder.com. If you received electronic or paper notice of availability of these proxy materials and wish to receive paper delivery of a full set of future proxy materials, you may do so at www.ProxyVote.com/Disney. Beneficial or “street name” shareholders who wish to elect one of these options may also do so at www.ProxyVote.com/Disney. In either case, you will need the 16-digit number included on your voter instruction form or notice.

90          THE WALT DISNEY COMPANY NOTICE OF 2022 ANNUAL MEETING AND PROXY STATEMENT

OTHER INFORMATION

Mailings to Multiple Shareholders at the Same Address

The Company is required to provide an annual report and proxy statement or notice of availability of these materials to all shareholders of record. If you have more than one account in your name or at the same address as other shareholders, the Company or your broker may discontinue mailings of multiple copies. If you wish to receive separate mailings for multiple accounts at the same address, you should mark the box labeled “No” next to “Householding Election” on your proxy card. If you are voting by telephone or the internet and you wish to receive multiple copies, you may notify us at the address and phone number at the end of the following paragraph if you are a shareholder of record or notify your broker if you hold through a broker.

Once you have received notice from your broker or us that they or we will discontinue sending multiple copies to the same address, you will receive only one copy until you are notified otherwise or until you revoke your consent. If you received only one copy of this proxy statement and the annual report or notice of availability of these materials and wish to receive a separate copy for each shareholder at your household, or if, at any time, you wish to resume receiving separate proxy statements or annual reports or notices of availability, or if you are receiving multiple statements and reports and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to The Walt Disney Company, c/o Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or by calling Broadridge at 1-866-540-7095, and we will promptly deliver additional materials as requested.

Proxy Solicitation Costs

The proxies being solicited hereby are being solicited by the Board of Directors of the Company. The cost of soliciting proxies in the enclosed form will be borne by the Company. We have retained D.F. King & Co., 48 Wall Street, New York, NY 10005, to aid in the solicitation. For these and related advisory services, we will pay D.F. King a fee of $35,000 and reimburse them for certain out-of-pocket disbursements and expenses.

Directors, officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

THE WALT DISNEY COMPANY NOTICE OF 2022 ANNUAL MEETING AND PROXY STATEMENT          91

OTHER INFORMATION

Shareholder Communications

Generally. Shareholders may communicate with the Company through its Transfer Agent, Computershare Trust Company, N.A., by writing to Disney Shareholder Services, c/o Computershare, P.O. Box 43013, Providence, RI 02940-3013, by calling Disney Shareholder Services at 1-855-553-4763 or by sending an e-mail to disneyshareholder@computershare.com. Additional information about contacting the Company is available on the Disney Shareholder Services website (www.disneyshareholder.com) under the “Contact Us” tab.

Shareholders and other persons interested in communicating directly with the Chairman of the Board or with the non-management Directors as a group may do so by writing to the Chairman of the Board, The Walt Disney Company, 500 South Buena Vista Street, Burbank, California 91521-1030. Under a process approved by the Governance and Nominating Committee of the Board for handling letters received by the Company and addressed to non-management members of the Board, the office of the Secretary of the Company reviews all such correspondence and forwards to Board members a summary and/or copies of any such correspondence that, in the opinion of the Secretary, deals with the functions of the Board or committees thereof or that the Secretary otherwise determines requires their attention. The Governance and Nominating Committee reviews summaries of all correspondence from identified shareholders at the regular meetings of the Committee. Directors may at any time review a log of all correspondence received by the Company that is addressed to members of the Board and request copies of any such correspondence.

Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Company’s internal audit department and handled in accordance with procedures established by the Audit Committee with respect to such matters.

Shareholder Proposals for Inclusion in 2023 Proxy Statement. To be eligible for inclusion in the proxy statement for our 2023 Annual Meeting, shareholder proposals must be received by the Company’s Secretary no later than the close of business on September 21, 2022. Proposals should be sent to the Secretary, The Walt Disney Company, 500 South Buena Vista Street, Burbank, California 91521-1030 and follow the procedures required by SEC Rule 14a-8.

Shareholder Director Nominations for Inclusion in 2023 Proxy Statement. Under our Bylaws, written notice of shareholder nominations to the Board of Directors that are to be included in the proxy statement pursuant to the proxy access provisions in Article II, Section 11 of our Bylaws must be delivered to the Company’s Secretary not later than 120 nor earlier than 150 days prior to the first anniversary of the preceding year’s annual meeting. Accordingly, any eligible shareholder who wishes to have a nomination considered at the 2023 Annual Meeting and included in the Company’s proxy statement must deliver a written notice (containing the information specified in our Bylaws regarding the shareholder and the proposed nominee) to the Company’s Secretary between October 10, 2022 and November 9, 2022.

Shareholder Director Nomination and Other Shareholder Proposals for Presentation at the 2023 Annual Meeting Not Included in 2023 Proxy Statement. Under our Bylaws, written notice of shareholder nominations to the Board of Directors or any other business proposed by a shareholder that is not to be included in the proxy statement must be delivered to the Company’s Secretary not later than 90 nor earlier than 120 days prior to the first anniversary of the preceding year’s annual meeting. Accordingly, any shareholder who wishes to have a nomination or other business considered at the 2023 Annual Meeting but not included in the Company’s proxy statement must deliver a written notice (containing the information specified in our Bylaws regarding the shareholder and the proposed action) to the Company’s Secretary between November 9, 2022 and December 9, 2022. SEC rules permit management to vote proxies in its discretion with respect to such matters if we advise shareholders how management intends to vote.

92          THE WALT DISNEY COMPANY NOTICE OF 2022 ANNUAL MEETING AND PROXY STATEMENT

Annex A — Reconciliation of Non-GAAP Measures

This proxy statement includes total segment operating income, which is an important financial measure for the Company but is not a financial measure defined by Generally Accepted Accounting Principles (GAAP). This measure should be reviewed in conjunction with the relevant GAAP financial measure and is not presented as an alternative measure of net income as determined in accordance with GAAP. This measure as we have calculated it may not be comparable to similarly titled measures reported by other companies.

The Company evaluates the performance of its operating segments based on segment operating income, and management uses total segment operating income as a measure of the performance of operating businesses separate from non-operating factors. The Company believes that information about total segment operating income assists investors by allowing them to evaluate changes in the operating results of the Company’s portfolio of businesses separate from non-operational factors that affect net income, thus providing separate insight into both operations and the other factors that affect reported results. A reconciliation of income from continuing operations before income taxes to total segment operating income is as follows (dollars in millions):

	YEAR ENDED

	10/2/2021	10/3/2020	9/28/2019

Income (loss) from continuing operations before income taxes	$2,561	($1,743)	$13,923

Corporate & unallocated shared expenses	928	817	987

Restructuring and impairment charges	654	5,735	1,183

Other income, net	(201)	(1,038)	(4,357)

Interest expense, net	1,406	1,491	978

Amortization of TFCF and Hulu intangible assets and fair value step-up on film and television costs[1]	2,418	2,846	1,595

Impairment of equity investments[2]	—	—	538

Total segment operating income	$7,766	$8,108	$14,847

[1]

For fiscal 2021, amortization of intangible assets, fair value step-up on film and television costs and intangibles related to TFCF equity investees were $1,757 million, $646 million and $15 million, respectively. For fiscal 2020, amortization of intangible assets, fair value step-up on film and television costs and intangibles related to TFCF equity investees were $1,921 million, $899 million and $26 million, respectively. For fiscal 2019, amortization of intangible assets, fair value step-up on film and television costs and intangibles related to TFCF equity investees were $1,043 million, $537 million and $15 million, respectively.

[2]	For fiscal 2019, reflects the impairments of investments in Vice Group Holding, Inc. and of an investment in a cable channel at A+E Television Networks.

THE WALT DISNEY COMPANY NOTICE OF 2022 ANNUAL MEETING AND PROXY STATEMENT          A-1

© Disney

THE WALT DISNEY COMPANY
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

Vote 24 Hours a Day, 7 Days a Week by Internet, Telephone or Mail.

Have your proxy card in hand when voting by internet or phone and follow the instructions below. See reverse side for specific deadlines.

VOTE BY INTERNET - www.ProxyVote.com/Disney or scan the QR Barcode above. Use the Internet to transmit your voting instructions and for electronic delivery of information.

VOTE DURING THE MEETING - Go to www.virtualshareholdermeeting.com/DIS2022

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903 - To transmit your voting instructions by telephone.

VOTE BY MAIL - Mark, sign and date your proxy card and return it in the envelope provided to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE CONFIRMATION - Beginning February 22, 2022 through May 9, 2022, you may confirm your vote twenty-four hours after your vote is received. To obtain vote confirmation, log onto www.ProxyVote.com/Disney using the 16-digit number located below.

If voting by Internet or phone, do NOT mail back the proxy card. You can access, view and download this year’s Annual Report and Proxy Statement at www.ProxyVote.com/Disney.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D65404-P62547 KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

        THE WALT DISNEY COMPANY

The Board of Directors recommends you vote FOR each of the following Directors:

1.	Election of Directors	For	Against	Abstain

	1a. Susan E. Arnold	☐	☐	☐

	1b. Mary T. Barra	☐	☐	☐

	1c. Safra A. Catz	☐	☐	☐

	1d. Amy L. Chang	☐	☐	☐

	1e. Robert A. Chapek	☐	☐	☐

	1f. Francis A. deSouza	☐	☐	☐

	1g. Michael B.G. Froman	☐	☐	☐

	1h. Maria Elena Lagomasino	☐	☐	☐

	1i. Calvin R. McDonald	☐	☐	☐

	1j. Mark G. Parker	☐	☐	☐

	1k. Derica W. Rice	☐	☐	☐

		Yes	No
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.		☐	☐

The Board of Directors recommends you vote FOR the following proposals:		For	Against	Abstain

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for fiscal 2022.	☐	☐	☐

3.	Consideration of an advisory vote to approve executive compensation.	☐	☐	☐

The Board of Directors recommends you vote AGAINST the following proposals:		For	Against	Abstain

4.	Shareholder proposal, if properly presented at the meeting, requesting an annual report disclosing information regarding lobbying policies and activities.	☐	☐	☐

5.	Shareholder proposal, if properly presented at the meeting, requesting amendment of the Company’s governing documents to lower the stock ownership threshold to call a special meeting of shareholders.	☐	☐	☐

6.	Shareholder proposal, if properly presented at the meeting, requesting a diligence report evaluating human rights impacts.	☐	☐	☐

7.	Shareholder proposal, if properly presented at the meeting, requesting a report on both median and adjusted pay gaps across race and gender.	☐	☐	☐

8.	Shareholder proposal, if properly presented at the meeting, requesting a workplace non-discrimination audit and report.	☐	☐	☐

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

© Disney

The 2022 Annual Meeting of Shareholders will be held virtually on Wednesday, March 9, 2022, 10:00 a.m. Pacific Time.

To attend the meeting, you must be a shareholder on the record date. You will be able to attend the Annual Meeting as well as vote and participate in the question and answer session by visiting www.virtualshareholdermeeting.com/DIS2022 and entering the 16-digit number included in your proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held On March 9, 2022:

The Notice, Proxy Statement and Annual Report are available at www.ProxyVote.com/Disney.

If you wish to change your address, please visit www.disneyshareholder.com, or call Disney’s Transfer Agent, Computershare at 1-855-553-4763.

Attending the Virtual Meeting: Please register to attend the virtual meeting by visiting www.ProxyVote.com/Disney and selecting Shareholder Meeting Registration. On the day of the meeting, visit www.virtualshareholdermeeting.com/DIS2022. To participate in the Annual Meeting, you will need the 16-digit number on the reverse side of this form. Participation in the meeting is limited and access to the meeting will be accepted on a first come, first served basis, once electronic entry begins. If you cannot access the virtual meeting, it will be webcast and available on our Investor Relations website. Electronic entry to the meeting will begin at 9:00 a.m. Pacific Time and the meeting will begin promptly at 10:00 a.m. Pacific Time. If you encounter any difficulties accessing the virtual meeting, please call the technical support number that will be posted on the Virtual Shareholder Meeting page.

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D65405-P62547

THE WALT DISNEY COMPANY

Annual Meeting of Shareholders

March 9, 2022 10:00 a.m. Pacific Time

This proxy is solicited by the Board of Directors

The undersigned hereby appoint(s) CHRISTINE M. MCCARTHY, PAUL J. RICHARDSON and JOLENE E. NEGRE, and each of them, attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of common stock of The Walt Disney Company that the undersigned would be entitled to cast at the 2022 Annual Meeting of Shareholders of the Company, and at any postponement or adjournment thereof.

IF YOU ARE A SHAREHOLDER OF RECORD, THIS PROXY WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED ON THE REVERSE SIDE. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED AS TO ALL SHARES OF THE UNDERSIGNED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE; FOR PROPOSALS 2 AND 3; AND AGAINST PROPOSALS 4, 5, 6, 7 AND 8; AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. VOTING INSTRUCTIONS MUST BE RECEIVED BY 11:59 P.M. EASTERN TIME ON MARCH 8, 2022.

If you hold shares in any 401(k) savings plan of the Company (the “Plans”), then this proxy card, when signed and returned, or your telephone or Internet proxy, will constitute voting instructions on matters properly coming before the Annual Meeting and at any adjournments or postponements thereof in accordance with the instructions given herein to the trustee for shares held in any of the Plans. Shares in each of the Plans for which voting instructions are not received by 11:59 p.m. Eastern Time on March 6, 2022, or if no choice is specified, will be voted by an independent fiduciary. Your voting instructions will be kept confidential by the trustee.

(Continued and to be marked, dated and signed on the other side)

© Disney

Your Vote Counts!
THE WALT DISNEY COMPANY 2022 Annual Meeting Vote by March 8, 2022 11:59 PM ET. For shares held in a Plan, vote by March 6, 2022 11:59 PM ET.
THE WALT DISNEY COMPANY C/O BROADRIDGE P.O. BOX 1342
BRENTWOOD, NY 11717

D63960-P62547-Z81124

You invested in THE WALT DISNEY COMPANY and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on March 9, 2022.

Get informed before you vote

View the Notice, Proxy Statement and Annual Report online at www.ProxyVote.com/Disney OR you can receive a free paper or email copy of the material(s) by requesting prior to February 23, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com/Disney, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote Confirmation

Beginning February 22, 2022 through May 9, 2022, you may confirm your vote twenty-four hours after your vote is received. To obtain vote confirmation, log onto www.ProxyVote.com/Disney using the 16-digit number located below.

*	Please check the meeting materials for any special requirements for meeting attendance.

© Disney

Vote at www.ProxyVote.com/Disney

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors

1a.	Susan E. Arnold	For

1b.	Mary T. Barra	For

1c.	Safra A. Catz	For

1d.	Amy L. Chang	For

1e.	Robert A. Chapek	For

1f.	Francis A. deSouza	For

1g.	Michael B.G. Froman	For

1h.	Maria Elena Lagomasino	For

1i.	Calvin R. McDonald	For

1j.	Mark G. Parker	For

1k.	Derica W. Rice	For

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for fiscal 2022.	For

3.	Consideration of an advisory vote to approve executive compensation.	For

4.	Shareholder proposal, if properly presented at the meeting, requesting an annual report disclosing information regarding lobbying policies and activities.	Against

5.	Shareholder proposal, if properly presented at the meeting, requesting amendment of the Company’s governing documents to lower the stock ownership threshold to call a special meeting of shareholders.	Against

6.	Shareholder proposal, if properly presented at the meeting, requesting a diligence report evaluating human rights impacts.	Against

7.	Shareholder proposal, if properly presented at the meeting, requesting a report on both median and adjusted pay gaps across race and gender.	Against

8.	Shareholder proposal, if properly presented at the meeting, requesting a workplace non-discrimination audit and report.	Against

Attending the Virtual Meeting: Please register to attend the virtual meeting by visiting www.ProxyVote.com/Disney and selecting Shareholder Meeting Registration. On the day of the meeting, visit www.virtualshareholdermeeting.com/DIS2022. To participate in the Annual Meeting, you will need the 16-digit number on the reverse side of this form. Participation in the meeting is limited and access to the meeting will be accepted on a first come, first served basis, once electronic entry begins. If you cannot access the virtual meeting, it will be webcast and available on our Investor Relations website. Electronic entry to the meeting will begin at 9:00 a.m. Pacific Time and the meeting will begin promptly at 10:00 a.m. Pacific Time. If you encounter any difficulties accessing the virtual meeting, please call the technical support number that will be posted on the Virtual Shareholder Meeting page.

Prefer to receive an email instead? While voting on www.ProxyVote.com/Disney, be sure to click “Sign up for E-delivery”.

D63961-P62547-Z81124

This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on March 9, 2022.

Get informed before you vote

View the Notice, Proxy Statement and Annual Report online by clicking on “View Proxy Materials” above OR you can receive a free paper or email copy of the material(s) by requesting prior to February 23, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com/Disney, (2) call 1-800-579-1639 or (3) send an email to

1

sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

As an investor in The Walt Disney Company, you’re also a shareholder. This gives you the right to vote on important issues. Voting your shares is quick and easy. Make your voice heard now!

Control Number:

HOW TO VOTE

First, you should carefully review the proxy materials by clicking on “View Proxy Materials” above. Once you have reviewed the proxy materials, you may cast your vote in any of the following ways:

0123456789012345	Go to www.ProxyVote.com/Disney

Call 1-800-690-6903

At the Meeting

This email relates to the following share(s):
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000

2

VOTING MATTERS	BOARD RECOMMENDATION

Item 1 – Election of the eleven nominees named in the proxy statement as Directors, each for a term of one year.	FOR EACH NOMINEE

Item 2 – Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for fiscal 2022.	FOR

Item 3 – Consideration of an advisory vote to approve executive compensation.	FOR

Item 4 – Shareholder proposal, if properly presented at the meeting, requesting an annual report disclosing information regarding lobbying policies and activities.	AGAINST

Item 5 – Shareholder proposal, if properly presented at the meeting, requesting amendment of the Company’s governing documents to lower the stock ownership threshold to call a special meeting of shareholders.

AGAINST

Item 6 – Shareholder proposal, if properly presented at the meeting, requesting a diligence report evaluating human rights impacts.	AGAINST

Item 7 – Shareholder proposal, if properly presented at the meeting, requesting a report on both median and adjusted pay gaps across race and gender.	AGAINST

Item 8 – Shareholder proposal, if properly presented at the meeting, requesting a workplace non-discrimination audit and report.	AGAINST

3

Attending the Virtual Meeting:

Please register to attend the virtual meeting by visiting www.ProxyVote.com/Disney and selecting Shareholder Meeting Registration. On the day of the meeting, visit www.virtualshareholdermeeting.com/DIS2022. To participate in the Annual Meeting, you will need the 16-digit number above. Participation in the meeting is limited and access to the meeting will be accepted on a first come, first served basis once electronic entry begins. If you cannot access the virtual meeting, it will be webcast and available on our Investor Relations website. Electronic entry to the meeting will begin at 9:00 a.m. Pacific Time and the meeting will begin promptly at 10:00 a.m. Pacific Time. If you encounter any difficulties accessing the virtual meeting, please call the technical support number that will be posted on the Virtual Shareholder Meeting page.

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P.O. Box 1310, Brentwood, NY 11717

ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions, Inc. CUSIP is a registered trademark of the American Bankers Association. All other registered marks belong to their respective owners.

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© Disney

4

The Walt Disney Company
VOTE
NOW
Your Vote is Important to Us.
© Disney

Frequently Asked Questions

Why am I receiving this Notice of Internet Availability?

The Securities and Exchange Commission (“SEC”) permits companies to send the enclosed “Notice” instead of a full printed set of proxy materials. The Notice provides instructions on how to view the company’s proxy materials, vote online and request a full set of printed materials by mail.

There are several advantages to the company sending a Notice instead of a full set of materials, including lowering the company’s costs and reducing the environmental impact from printing and mailing full sets of proxy materials.

How do I view the proxy materials online?

Go to www.proxyvote.com/Disney and follow the instructions.

What if I prefer to receive a paper copy of the proxy materials?

You can easily request a paper copy which will be mailed to you at no cost. Instructions on how to do so can be found in the Get informed before you vote section of the Notice.

Can I receive proxy materials for future meetings by e-mail rather than receive a Notice?

Yes. The instructions on how to change your preferences so you receive proxy material for future meetings by e-mail are online at www.proxyvote.com/Disney.

For more information about the SEC’s Notice and Access Proxy Rules please visit:

www.sec.gov/spotlight/proxymatters/e-proxy.shtml.